                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4161

                       Jefferson Pilot Variable Fund, Inc.
               (Exact name of registrant as specified in charter)

                      One Granite Place, Concord, NH 03301
                    (Address of principal executive offices)

                           Craig Moreshead, Secretary
                      One Granite Place, Concord, NH 03301
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (603) 226-5706

                      Date of fiscal year end: December 31
                   Date of reporting period: December 31, 2004

Item 1 - ANNUAL REPORT TO SHAREHOLDERS

JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO                             MANAGER
---------                             -------
CAPITAL GROWTH                        WELLINGTON CAPITAL MANAGEMENT, LLP

GROWTH                                TURNER INVESTMENT PARTNERS, INC.

STRATEGIC GROWTH                      T. ROWE PRICE ASSOCIATES, INC.

S&P 500 INDEX                         MELLON CAPITAL MANAGEMENT CORP.

VALUE                                 CREDIT SUISSE ASSET MANAGEMENT, LLC

MID-CAP GROWTH                        TURNER INVESTMENT PARTNERS, INC.

MID-CAP VALUE                         WELLINGTON CAPITAL MANAGEMENT, LLP

SMALL COMPANY                         LORD, ABBETT & CO. LLC

SMALL-CAP VALUE                       DALTON, GRENIER, HARTMAN, MAHER & CO.

INTERNATIONAL EQUITY                  MARSICO CAPITAL MANAGEMENT, LLC

WORLD GROWTH STOCK                    TEMPLETON INVESTMENT COUNSEL, LLC

HIGH YIELD BOND                       MASSACHUSETTS FINANCIAL SERVICES CO.

BALANCED                              WELLINGTON CAPITAL MANAGEMENT, LLP

MONEY MARKET                          MASSACHUSETTS FINANCIAL SERVICES CO.

ANNUAL REPORT
DECEMBER 31, 2004

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

JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

[PHOTO OF RONALD R. ANGARELLA]

Dear Policyowner:

     Following 3 quarters of modest returns in the equity markets, 2004 ended on a strong note as many stocks rallied in the 4th quarter. The majority of the full-year performance was generated in the final three months of the year. This fact is illustrated by the S&P 500(R) Index*, which gained 9.23% in the fourth quarter, pushing the full year return to 10.88%.

The fourth quarter rally was fueled by the markets' positive reaction to a decisive presidential election, receding energy prices, as well as the Federal Reserve's guidance that they would continue a "measured" pace of interest rate increases. Prior to the fourth quarter, the uncertainty surrounding these issues limited any significant advance in the equity markets.

2004 proved to be a year where small cap stocks continued their recent dominance over large cap stocks. Small cap stocks, as measured by the Russell 2000(R) Index, outperformed large cap stocks, as measured by the S&P 500(R) Index, for the sixth consecutive year. During this six-year run, small cap stocks returned an annualized 8.9%, compared to just 1.2% for their large cap counterparts. Likewise, during 2004 the Russell 1000(R) Value Index, representing large cap value stocks, once again outperformed the Russell 1000(R) Growth Index, representing large cap growth stocks. This marks the 5th consecutive year of this trend.

Because no one can predict what trends will emerge in the future, we recommend that you invest in a broadly diversified portfolio with a focus on long-term planning needs. To assist you in this endeavor, Jefferson Pilot Variable Fund offers a broad selection of investment choices covering many different asset classes. In addition, we continually review our fund manager lineup to ensure that our shareholders have access to only the highest quality money managers. During 2004 we introduced new fund managers on three of the JPVF Portfolios. Wellington Management Company, LLP was hired to manage both the JPVF Capital Growth and JPVF Balanced Portfolios. Meanwhile, Turner Investment Partners, Inc. was hired to manage the JPVF Growth Portfolio. We feel the experience and expertise these managers offer will benefit our shareholders over the long term.

Throughout this Annual Report you will find comparative performance measures, summary tables, financial statements and commentary. We hope you find this information useful in helping to monitor your investment and policy performance. Thank you for your continued confidence in Jefferson Pilot Financial and allowing us to assist you with meeting your financial planning needs.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.

* UNLIKE INVESTMENTS IN VARIABLE PRODUCTS, INDICES ARE UNMANAGED AND DO NOT INCUR FEES, CHARGES, OR THE COSTS OF INSURANCE. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. THE COMPONENTS OF INDICES WILL VARY. CONTACT YOUR REPRESENTATIVE FOR MORE INFORMATION ABOUT INDICES.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS.

                                        1
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

                                      INDEX

                                                                             PAGE
Portfolio Profiles

     Capital Growth Portfolio                                                  4

     Growth Portfolio                                                          8

     Strategic Growth Portfolio                                               14

     S&P 500 Index Portfolio                                                  20

     Value Portfolio                                                          30

     Mid-Cap Growth Portfolio                                                 34

     Mid-Cap Value Portfolio                                                  40

     Small Company Portfolio                                                  46

     Small-Cap Value Portfolio                                                52

     International Equity Portfolio                                           58

     World Growth Stock Portfolio                                             62

     High Yield Bond Portfolio                                                68

     Balanced Portfolio                                                       78

     Money Market Portfolio                                                   86

Financial Statements                                                          90

Notes to Financial Statements                                                 98

Report of Independent Registered Public Accounting Firm                      111

Management of the Fund                                                       112

                            CAPITAL GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP*
                                (Since 05/01/04)

                             ANDREW J. SHILLING, CFA
                        SENIOR VICE PRESIDENT AND PARTNER

                -   Joined Wellington Management Company, LLP in 1994

                -   B.A. from Amherst College

                -   M.B.A. from Dartmouth College

                -   Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

  The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

                           NET ASSETS AS OF 12/31/04
                                  $189,265,443

   * EFFECTIVE MAY 1, 2004, WELLINGTON MANAGEMENT COMPANY, LLP REPLACED JANUS CAPITAL MANAGEMENT LLC AS MANAGER OF THE CAPITAL GROWTH PORTFOLIO.

JANUS CAPITAL MANAGEMENT LLC

     PERFORMANCE OVERVIEW

     For the four months ended April 30, 2004, the Capital Growth Portfolio advanced 0.66% and outpaced its benchmark, the S&P 500(R) Index, which gained 0.10% for the same period.

     MARKET OVERVIEW

     After finishing 2003 on a strong note, stocks treaded water during the first part of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500(R) Index rose 0.10% during the four months ended April 30 after rising 15.14% in the six months ended December 31, 2003. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted negative returns of 1.57% and 4.03%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

     MANAGER'S OVERVIEW

     Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

     In general, there were no overarching investment themes in the Portfolio during the period. We did a bit of selling in the financial services area, partly because of the likelihood of rising rates and partly because we feel that there is a lack of catalysts in this area. Other than that, we continued to select stocks company by company, resulting in an eclectic mix of growth names. Our focus remained on businesses we believe can successfully expand their margins, many of which were winners for us during the past four months.

     Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON
PERFORMANCE?

     Two of the biggest contributors to the Portfolio's absolute results were biotechnology holdings OSI Pharmaceuticals and Genentech. OSI, which focuses on oncology products, topped our list of winners, as successful phase-III trials for a new cancer drug boosted investor enthusiasm for the company. Biotech concern Genentech advanced following news that the Food and Drug Administration approved its cancer treatment Avastin. Other standouts were internet search engine Yahoo!, which remains one of the leading portals for online advertising, pharmacy benefit manager (PBM) Caremark Rx, which surged as it wrapped up its acquisition of fellow PBM AdvancePCS to create an entity with $23 billion in revenues, and Lexmark, a leading manufacturer of computer printing solutions.

     Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON
PERFORMANCE?

     Finnish handset maker Nokia detracted from our absolute performance when the stock declined as a result of new product introductions from competitors and waning market share. Another disappointment during the period was Intuit, a provider of small business, tax preparation and personal

[SIDENOTE]

[CHART]

PERCENT OF INVESTMENTS

Common Stock                            100.00%

                               NUMBER OF HOLDINGS

                                       50

                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     NET ASSETS
-------------------------------------------------------------------------------
Countrywide Financial Corp.                                             5.22%
Apollo Group, Inc.                                                      5.06%
Electronic Arts, Inc.                                                   5.02%
Research In Motion, Ltd.                                                4.43%
Yahoo!, Inc.                                                            4.36%
Dell, Inc.                                                              4.06%
eBay, Inc.                                                              4.02%
First Data Corp.                                                        3.35%
Medtronic, Inc.                                                         3.18%
AstraZeneca, PLC, ADR                                                   3.06%

                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   NET ASSETS
-------------------------------------------------------------------------------
Pharmaceutical                                                         12.84%
Computer Equipment
 & Services                                                            11.30%
Financial Services                                                      8.60%
Retail Stores                                                           6.19%
Entertainment & Leisure                                                 5.07%
Educational Services                                                    5.06%
Internet Services                                                       4.85%
Telecommunications -
 Equipment & Services                                                   4.43%
Retail - Internet                                                       4.03%
Computer Software                                                       3.90%

finance software products and services. A weak market overall for the semiconductor industry pressured chipmaker Applied Materials, which also subtracted from our results. Veritas Software, developer of data storage management programs, and networking giant Cisco Systems also detracted from the Portfolio's performance.

     Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

     While we construct our portfolios by focusing on the fundamentals of individual companies, sector weightings do have an impact on performance. Given this, the sectors that contributed the most to our absolute returns were healthcare and energy. Healthcare in particular was an area in which we benefited from strong stock-picking. Meanwhile, the sectors that weighed most heavily on the Portfolio's absolute returns were financials and technology.

                              WELLINGTON MANAGEMENT
                                  COMPANY, LLP

     PERFORMANCE

     The Capital Growth Portfolio has returned 7.85% since Wellington Management Company, LLP took over as sub-adviser on May 1, 2004, compared to a 6.7% return for the Russell 1000(R) Growth Index over the same period.

     REVIEW

     Strong returns in the fourth quarter spurred most equity indexes to decent performance for the year. Value outperformed Growth, and small cap stocks bested large caps to extend their run of outperformance to six consecutive calendar years when measured using the Russell 2000(R) and S&P 500(R) indexes. Within the Russell 1000(R) Growth Index in 2004, the two smallest sectors by weight, Utilities and Telecommunications Services, performed best, while the two largest sectors, Health Care and Information Technology, performed worst.

     The Portfolio has outperformed its benchmark since May 1, 2004 on strong performance from several of its largest holdings. Our strongest sector was Information Technology, where we benefited from holding Research in Motion, (+88%), and Yahoo!, (+49%). Despite being pressured by patent litigation, Research in Motion reaped benefits from a growing subscriber base and an appealing new form factor. Yahoo! appreciated on favorable trends for online advertising and paid search revenues. Likewise, eBay (+45%) extended its upward march on solid listings growth and increasing expectations for international and PayPal growth.

     These results were partially offset by lagging performance in a handful of Health Care stocks. AstraZeneca (-24%) was weighed down by concerns regarding the safety profile of cholesterol fighting drug, Crestor, and a potential shortcoming in its non-small cell lung cancer drug, Iressa. Shares of Eli Lilly reacted negatively to slowing Zyprexa sales, down 22% for the period. Shares of Cardinal Health (-48%) also fell, and we sold due to concerns regarding its slowing growth and transition to a new business model.

     OUTLOOK

     Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based upon the attractiveness of each company's valuation and fundamentals. As a fallout of our stock selections and in recognition of relatively modest expectations for many Information Technology stocks, we adopted a significant position in this sector early in the year. In the latter half of the year, we reduced exposure to Technology and expanded our commitment to Consumer Discretionary stocks. At the end of the year we held roughly balanced overweights to the pro-cyclical sectors of Technology, Financials and Consumer Discretionary in recognition of our expectation for continued economic expansion. Within all sectors we continue to emphasize "sustainable growth" companies that are competitively-advantaged and gaining market share.

[SIDENOTE]

[CHART]

           CAPITAL GROWTH PORTFOLIO, THE RUSSELL 1000(R) GROWTH INDEX
                            AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE         CAPITAL GROWTH PORTFOLIO   RUSSELL 1000(R) GROWTH INDEX       S&P 500(R) INDEX
--------       ------------------------   ----------------------------   -------------------------
05/01/92                         10,000                        10,000                       10,000
06/30/92                         10,087                         9,876                        9,958
09/30/92                         10,925                        10,307                       10,272
12/31/92                         12,724                        11,026                       10,787
03/31/93                         13,604                        10,931                       11,256
06/30/93                         13,635                        10,762                       11,310
09/30/93                         14,752                        10,923                       11,598
12/31/93                         15,869                        11,343                       11,867
03/31/94                         15,387                        10,842                       11,420
06/30/94                         14,720                        10,730                       11,470
09/30/94                         15,553                        11,552                       12,031
12/31/94                         15,353                        11,640                       12,028
03/31/95                         16,045                        12,748                       13,195
06/30/95                         17,479                        14,001                       14,451
09/30/95                         20,143                        15,271                       15,596
12/31/95                         21,762                        15,967                       16,532
03/31/96                         23,919                        16,824                       17,512
06/30/96                         25,766                        17,895                       18,399
09/30/96                         26,224                        18,539                       19,074
12/31/96                         25,951                        19,659                       20,767
03/31/97                         26,015                        19,764                       20,860
06/30/97                         30,540                        23,503                       24,494
09/30/97                         33,805                        25,269                       26,326
12/31/97                         33,582                        25,653                       27,079
03/31/98                         39,281                        29,540                       30,849
06/30/98                         41,989                        30,881                       31,864
09/30/98                         36,869                        28,075                       28,701
12/31/98                         46,502                        35,582                       34,802
03/31/99                         50,983                        37,844                       36,534
06/30/99                         53,243                        39,300                       39,105
09/30/99                         51,361                        37,861                       36,663
12/31/99                         67,270                        47,381                       42,118
03/31/00                         74,984                        50,757                       43,084
06/30/00                         71,917                        49,387                       41,940
09/30/00                         70,336                        46,731                       41,533
12/31/00                         58,217                        36,756                       38,284
03/31/01                         47,465                        29,074                       33,743
06/30/01                         51,001                        31,522                       35,717
09/30/01                         37,663                        25,403                       30,474
12/31/01                         43,552                        29,249                       33,731
03/31/02                         42,204                        28,492                       33,826
06/30/02                         33,225                        23,172                       29,293
09/30/02                         28,017                        19,686                       24,231
12/31/02                         30,000                        21,094                       26,277
03/31/03                         29,498                        20,868                       25,449
06/30/03                         33,554                        23,854                       29,365
09/30/03                         34,504                        24,787                       30,144
12/31/03                         38,093                        27,368                       33,815
03/31/04                         38,834                        27,585                       34,387
06/30/04                         40,660                        28,120                       34,978
09/30/04                         38,172                        26,649                       34,324
12/31/04                         41,700                        29,093                       37,492

                          AVERAGE ANNUAL TOTAL RETURNS

                                       RUSSELL
                                       1000(R)
                         CAPITAL       GROWTH      S&P 500(R)
                         GROWTH         INDEX        INDEX
1 YEAR                    9.47%         6.30%        10.88%
5 YEAR                   -9.11%        -9.29%        -2.30%
10 YEAR                  10.68%         9.59%        12.07%
INCEPTION                11.92%         8.79%        10.99%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 1000(R) Growth Index and the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2004, Wellington Management Company, LLP began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser.

Effective May 1, 2004, the performance benchmark of the Portfolio changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index better represents the Portfolio's investment style. The Russell 1000(R) Growth Index and the S&P 500(R) Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                            CAPITAL GROWTH PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       YEAR ENDED           YEAR ENDED        YEAR ENDED       YEAR ENDED
                                              DECEMBER         DECEMBER             DECEMBER          DECEMBER         DECEMBER
                                              31, 2004         31, 2003             31, 2002          31, 2001         31, 2000
 Net asset value, beginning of period       $       19.65    $       15.48        $       22.47     $       32.57    $       39.27

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                               0.03
 Net gains and losses on securities
   (both realized and unrealized)                    1.83             4.17                (6.99)            (8.03)           (4.88)
                                            -------------    -------------        -------------     -------------    -------------

   Total from investment operations                  1.86             4.17                (6.99)            (8.03)           (4.88)

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                                           (2.07)           (1.82)
 Distributions in excess of capital gains
                                            -------------    -------------        -------------     -------------    -------------

 Total distributions                                 0.00             0.00                 0.00             (2.07)           (1.82)

Net asset value, end of period              $       21.51    $       19.65        $       15.48     $       22.47    $       32.57
                                            =============    =============        =============     =============    =============

Total Return (A)                                     9.47%           26.97%              (31.12%)          (25.19%)         (13.46%)

Ratios to Average Net Assets:
  Expenses                                           0.83%            0.90%                0.92%             1.06%            1.05%
  Net investment income (loss)                       0.13%           (0.00%)(B)           (0.09%)           (0.45%)          (0.60%)

Portfolio Turnover Rate                            162.87%           48.34%               52.35%            42.83%           23.17%

Net Assets, At End of Period                $ 189,265,443    $ 190,185,068        $ 167,737,547     $ 263,092,721    $ 350,038,157

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  The ratio calculates to less than 0.005%.

                       See notes to financial statements.

                            CAPITAL GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--99.20%

ADVERTISING--2.17%
Omnicom Group, Inc.                                   48,720    $     4,108,070
                                                                ---------------
AEROSPACE & DEFENSE--0.95%
General Dynamics Corp.                                17,260          1,805,396
                                                                ---------------
AUTOMOTIVE PARTS & EQUIPMENT--0.98%
Johnson Controls, Inc.                                29,080          1,844,835
                                                                ---------------
BANKING--2.34%
Citigroup, Inc.                                       61,561          2,966,009
State Street Corp.                                    29,800          1,463,776
                                                                ---------------
                                                                      4,429,785
                                                                ---------------
BROADCASTING--2.85%
XM Satellite Radio Holdings, Inc. *                  143,480          5,397,718
                                                                ---------------
BUILDING CONSTRUCTION--1.15%
Lennar Corp.                                          38,540          2,184,447
                                                                ---------------
COMMERCIAL SERVICES--1.23%
Moody's Corp.                                         26,780          2,325,843
                                                                ---------------
COMPUTER EQUIPMENT & SERVICES--11.30%
CDW Corp.                                             84,150          5,583,353
Dell, Inc. *                                         182,290          7,681,701
First Data Corp.                                     148,840          6,331,654
Lexmark International, Inc. *                         20,820          1,769,700
                                                                ---------------
                                                                     21,366,408
                                                                ---------------
COMPUTER NETWORK--2.52%
Cisco Systems, Inc. *                                246,980          4,766,714
                                                                ---------------
COMPUTER SOFTWARE--3.90%
Microsoft Corp.                                      167,190          4,465,645
Pixar, Inc. *                                         34,000          2,910,740
                                                                ---------------
                                                                      7,376,385
                                                                ---------------
COSMETICS & PERSONAL CARE--1.77%
Gillette Co., The                                     74,830          3,350,887
                                                                ---------------
DIVERSIFIED OPERATIONS--2.32%
General Electric Co.                                 120,460          4,396,790
                                                                ---------------
EDUCATIONAL SERVICES--5.06%
Apollo Group, Inc. *                                 118,690          9,579,467
                                                                ---------------
ELECTRONIC COMPONENTS--0.97%
Xilinx, Inc.                                          62,040          1,839,486
                                                                ---------------
ENTERTAINMENT & LEISURE--5.07%
Electronic Arts, Inc. *                              153,995          9,498,412
Las Vegas Sands Corp. *                                1,890             90,720
                                                                ---------------
                                                                      9,589,132
                                                                ---------------
FINANCIAL SERVICES--8.60%
Accenture, Ltd. *                                     81,200          2,192,400
Capital One Financial Corp.                           27,680          2,330,933
Countrywide Financial Corp.                          267,100          9,885,371
Franklin Resources, Inc.                              27,030          1,882,640
                                                                ---------------
                                                                     16,291,344
                                                                ---------------
GOVERNMENT AGENCY--2.14%
Freddie Mac                                           54,950          4,049,815
                                                                ---------------
INSURANCE--2.81%
Aetna, Inc.                                           15,410    $     1,922,398
Progressive Corp., The                                 9,680            821,251
WellPoint, Inc. *                                     22,400          2,576,000
                                                                ---------------
                                                                      5,319,649
                                                                ---------------
INTERNET SERVICES--4.85%
Google, Inc. *                                         4,810            928,811
Yahoo!, Inc. *                                       219,010          8,252,297
                                                                ---------------
                                                                      9,181,108
                                                                ---------------
MANUFACTURING--1.26%
Danaher Corp.                                         41,570          2,386,534
                                                                ---------------
MEDICAL - BIOTECHNOLOGY--0.80%
Genzyme Corp. *                                       25,910          1,504,594
                                                                ---------------
MEDICAL PRODUCTS--3.18%
Medtronic, Inc.                                      121,335          6,026,709
                                                                ---------------
OIL & GAS - INTEGRATED--1.33%
Petro-Canada                                          49,160          2,508,143
                                                                ---------------
PHARMACEUTICAL--12.84%
Abbott Laboratories                                   93,440          4,358,976
AstraZeneca, PLC, ADR                                159,260          5,795,471
Elan Corporation, PLC, ADR *                          62,610          1,706,123
Eli Lilly & Co.                                       74,340          4,218,795
Forest Laboratories, Inc. *                           60,480          2,713,133
Gilead Sciences, Inc. *                               57,160          2,000,028
Schering-Plough Corp.                                168,470          3,517,654
                                                                ---------------
                                                                     24,310,180
                                                                ---------------
RETAIL - INTERNET--4.03%
eBay, Inc. *                                          65,510          7,617,503
                                                                ---------------
RETAIL STORES--6.19%
AutoZone, Inc. *                                      44,380          4,052,338
Best Buy Company, Inc.                                49,760          2,956,739
Lowe's Companies, Inc.                                33,030          1,902,198
PETsMART, Inc.                                        78,910          2,803,672
                                                                ---------------
                                                                     11,714,947
                                                                ---------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--4.43%
Research In Motion, Ltd. *                           101,830          8,392,829
                                                                ---------------
TELECOMMUNICATIONS -
  WIRELESS--1.07%
America Movil, SA de CV, Series L, ADR                38,680          2,024,898
                                                                ---------------
TEXTILES & APPAREL--1.09%
Coach, Inc. *                                         36,710          2,070,444
                                                                ---------------

TOTAL COMMON STOCK
  (Cost $171,093,149)                                               187,760,060
                                                                ---------------

TOTAL INVESTMENTS
  (Cost $171,093,149)                                  99.20%       187,760,060
Other assets, less liabilities                          0.80          1,505,383
                                                   ---------    ---------------

TOTAL NET ASSETS                                      100.00%   $   189,265,443
                                                   =========    ===============

* NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                                GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.*
                                (Since 05/01/04)

       ROBERT E. TURNER, CFA                           MARK D. TURNER
   CHAIRMAN AND CHIEF INVESTMENT             VICE CHAIRMAN AND SENIOR PORTFOLIO
              OFFICER                                      MANAGER

-  Joined Turner Investment               -  Joined Turner Investment Partners,
     Partners, Inc. in 1990                    Inc. in 1990
-  Bachelor's degree from Bradley         -  Bachelor's degree from Bradley
     University                                University
-  M.B.A. from Bradley University         -  M.B.A. from University of Illinois
-  24 years of investment                 -  23 years of investment
     experience                                experience
-  Chartered Financial Analyst

                                CHRISTOPHER J. PERRY, CFA
                                SENIOR PORTFOLIO MANAGER

                         -  Joined Turner Investment
                              Partners, Inc. in 1998

                         -  Bachelor's degree from Villanova
                              University

                         -  M.B.A. from Drexel University

                         -  14 years of investment experience

                         -  Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

  The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

                            NET ASSETS AS OF 12/31/04
                                   $41,252,044

       * EFFECTIVE MAY 1, 2004, TURNER INVESTMENT PARTNERS, INC. REPLACED STRONG CAPITAL MANAGEMENT, INC. AS MANAGER OF THE GROWTH PORTFOLIO.

STRONG CAPITAL MANAGEMENT, INC.

     Strong Capital Management, Inc. managed the Growth Portfolio from January 1, 2004 to April 30, 2004.

     MARKET OVERVIEW

     Initially, the first quarter began with a continuation of the strong equity rally that drove 2003. During the second half of the quarter, the markets cooled due to unrealistic expectations and high valuations. That backdrop remained in place during April as well. The economy remained strong with corporate profits and earnings preannouncements staying positive. In addition to capital expenditures, consumer spending was robust through the first quarter, and received a boost from tax rebates. During the second quarter there was a return to quality, as higher-quality stocks outperformed the more speculative names that had driven much of the strong returns during 2003.

     PORTFOLIO REVIEW

     There were no material shifts in sector positions during the period as we maintained our overweight exposure to cyclical securities, including retail and technology stocks. The securities in the retail area of the market were particularly beneficial to returns for the JPVF Growth Portfolio. Our exposure to education securities also aided performance as they rebounded from a difficult fourth quarter. There appears to be secular pressure to maintain high oil prices, and the economy appears underinvested in commodities as a whole, which was beneficial to energy securities.

[SIDENOTE]

[CHART]

PERCENT OF INVESTMENTS

Common Stock                            100.00%

                               NUMBER OF HOLDINGS

                                       91

                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.                                                    3.37%
PepsiCo, Inc.                                                           2.51%
Morgan Stanley                                                          2.22%
Johnson & Johnson                                                       2.19%
Charles Schwab Corp., The                                               2.15%
American Express Co.                                                    2.14%
Cisco Systems, Inc.                                                     2.12%
Goldman Sachs
 Group, Inc., The                                                       2.12%
Paychex, Inc.                                                           1.99%
T. Rowe Price Group, Inc.                                               1.99%

                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   NET ASSETS
-------------------------------------------------------------------------------
Financial Services                                                     12.83%
Computer Equipment
 & Services                                                             5.90%
Medical Products                                                        5.59%
Electronics -
 Semiconductors                                                         5.05%
Insurance                                                               3.98%
Oil & Gas Producers                                                     3.97%
Oil & Gas - Integrated                                                  3.72%
Internet Services                                                       3.67%
Banking                                                                 3.39%
Diversified Operations                                                  3.35%

TURNER INVESTMENT PARTNERS, INC.

     After marking time for much of the year, the stock market, as represented by the S&P 500(R) Index, ended the year with a strong finishing kick. The S&P 500(R) sprinted ahead 9.23% in the fourth quarter, helping to secure a second consecutive year of gains for stocks. Overall, the index rose 10.88% for all of 2004. The fourth quarter served as a classic example of how stock-market gains have tended to come in brief, intense bursts; if you subtract the results of the final three months, the S&P 500(R) Index would have been up a mere 1.51% for the year.

     We think much of the gain for all of 2004 can be credited to better-than-expected earnings (63% of the S&P 500(R) Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations). Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues -- the war on terrorism, rising oil prices, the hiking of short-term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential race, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year-to-date through November, net cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

     Among capitalization segments, smaller stocks were the distinct winners in 2004. The Russell 2000(R) Index climbed 14.09% for the quarter and 18.33% for the year. The Russell Midcap(R) Index soared 13.66% in the quarter and 20.22% for the year. In contrast, the large-cap Russell 1000(R) Index gained 9.80% in the quarter and 11.40% for the year.

     Not all stocks in each capitalization segment performed equally, however. For all of 2004, value stocks in aggregate widely outperformed growth stocks, as had been the case in the four previous years. For instance, for all of 2004 the broad-based Russell 3000(R) Value Index returned 16.94%, or 10.01 percentage points more than its growth counterpart did. Growth stocks reaped a better relative performance in the fourth quarter, however, lagging value stocks by just 0.96 percentage points.

     Turner Investment Partners, Inc. began managing the Growth Portfolio on May 1, 2004. Since that time, the Portfolio has returned 10.81% vs. the 6.71% return of the Russell 1000(R) Growth Index, its benchmark. Five of the Portfolio's ten sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer-discretionary/ services and materials and processing sectors. Stocks in those sectors that added value included Yahoo!, General Electric Co., Home Depot, Tyco International, Ltd. and Monsanto Co.

     Detracting the most from performance were our weightings in technology stocks. Stocks that produced poor relative returns here included NVIDIA Corp., Silicon Laboratories Inc., Microsoft Corp. and Sanmina-SCI Corp.

     We are enthused about the return potential of a diverse range of growth stocks, including those of companies in the freight-forwarding, Internet, lodging and gaming, health and wellness, asset and wealth management, financial-technology, biotechnology, HMO, medical-products, metals, biometrics, security-software, digital-storage, and wireless industries.

     We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

[CHART]

               GROWTH PORTFOLIO, THE RUSSELL 1000(R) GROWTH INDEX
                     AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE         GROWTH PORTFOLIO    RUSSELL 1000(R) GROWTH INDEX     RUSSELL MID-CAP(R) GROWTH INDEX
--------       ----------------    ----------------------------     -------------------------------
01/01/98                 10,000                          10,000                              10,000
03/31/98                 11,160                          11,444                              11,231
06/30/98                 11,691                          11,964                              11,224
09/30/98                 10,420                          10,877                               9,351
12/31/98                 13,114                          13,785                              11,827
03/31/99                 14,487                          14,662                              12,232
06/30/99                 15,102                          15,226                              13,506
09/30/99                 15,055                          14,668                              12,829
12/31/99                 23,652                          18,356                              17,894
03/31/00                 28,610                          19,664                              21,674
06/30/00                 25,892                          19,133                              20,068
09/30/00                 28,234                          18,104                              20,573
12/31/00                 22,301                          14,240                              15,790
03/31/01                 16,226                          11,264                              11,830
06/30/01                 16,891                          12,212                              13,744
09/30/01                 13,085                           9,842                               9,923
12/31/01                 14,772                          11,332                              12,608
03/31/02                 14,219                          11,039                              12,385
06/30/02                 12,650                           8,977                              10,124
09/30/02                 10,898                           7,627                               8,384
12/31/02                 11,001                           8,172                               9,152
03/31/03                 11,016                           8,085                               9,151
06/30/03                 12,606                           9,241                              10,867
09/30/03                 13,340                           9,603                              11,645
12/31/03                 14,395                          10,603                              13,061
03/31/04                 14,738                          10,687                              13,692
06/30/04                 14,911                          10,894                              13,836
09/30/04                 14,260                          10,324                              13,237
12/31/04                 16,098                          11,271                              15,082

[SIDENOTE]

[CHART]

                          AVERAGE ANNUAL TOTAL RETURNS

                               RUSSELL    RUSSELL
                               1000(R)   MIDCAP(R)
                               GROWTH     GROWTH
                      GROWTH    INDEX      INDEX
1 YEAR                11.83%     6.30%     15.48%
5 YEAR                -7.40%    -9.29%     -3.36%
INCEPTION              7.04%     1.81%      6.00%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 1000(R) Growth Index and the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2004, Turner Investment Partners, Inc. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser. Effective May 1, 2004, the performance benchmark of the Portfolio changed from the Russell Midcap(R) Growth Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index better represents the Portfolio's large cap focus. The Russell 1000(R) Growth Index and the Russell Midcap(R) Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                               31, 2004         31, 2003         31, 2002         31, 2001         31, 2000
 Net asset value, beginning of period        $       12.48    $        9.53    $       12.80    $       20.68    $       23.38

 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                 (0.01)           (0.05)
 Net gains and losses on securities
  (both realized and unrealized)                      1.48             3.00            (3.27)           (6.89)           (0.96)
                                             -------------    -------------    -------------    -------------    -------------

 Total from investment operations                     1.47             2.95            (3.27)           (6.89)           (0.96)

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                                       (0.99)           (1.74)
 Distributions in excess of capital gains
                                             -------------    -------------    -------------    -------------    -------------

 Total distributions                                  0.00             0.00             0.00            (0.99)           (1.74)

Net asset value, end of period               $       13.95    $       12.48    $        9.53    $       12.80    $       20.68
                                             =============    =============    =============    =============    =============

Total Return (A)                                     11.83%           30.85%          (25.53%)         (33.76%)          (5.71%)

Ratios to Average Net Assets:
 Expenses                                             0.81%            0.89%            0.86%            0.87%            0.84%
 Net investment loss                                 (0.05%)          (0.50%)          (0.55%)          (0.35%)          (0.23%)

Portfolio Turnover Rate                             194.77%          169.72%          283.59%          403.36%          344.98%

Net Assets, At End of Period                 $  41,252,044    $  41,330,969    $  31,843,166    $  49,583,867    $  79,541,483

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                                GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--99.51%

ADVERTISING--1.04%
Monster Worldwide, Inc. *                              6,830    $       229,761
Omnicom Group, Inc.                                    2,330            196,466
                                                                ---------------
                                                                        426,227
                                                                ---------------
AGRICULTURAL OPERATIONS--2.03%
Archer-Daniels-Midland Co.                            17,470            389,756
Monsanto Co.                                           8,130            451,622
                                                                ---------------
                                                                        841,378
                                                                ---------------
AUTOMOTIVE PARTS & EQUIPMENT--0.55%
Autoliv, Inc.                                          4,710            227,493
                                                                ---------------
BANKING--3.39%
Bank of America Corp.                                 16,710            785,203
Northern Trust Corp.                                  12,640            614,051
                                                                ---------------
                                                                      1,399,254
                                                                ---------------
BEVERAGES--2.51%
PepsiCo, Inc.                                         19,850          1,036,170
                                                                ---------------
BUILDING MATERIALS--1.07%
American Standard Companies, Inc. *                   10,730            443,364
                                                                ---------------
CHEMICALS--0.59%
Lyondell Chemical Co.                                  8,450            244,374
                                                                ---------------
COMMERCIAL SERVICES--3.08%
Alliance Data Systems Corp. *                          9,510            451,535
Paychex, Inc.                                         24,120            822,010
                                                                ---------------
                                                                      1,273,545
                                                                ---------------
COMPUTER EQUIPMENT & SERVICES--5.90%
Apple Computer, Inc. *                                 5,450            350,980
CDW Corp.                                              5,070            336,395
CheckFree Corp. *                                      8,620            328,250
Dell, Inc. *                                          17,410            733,657
EMC Corp. *                                           45,640            678,667
                                                                ---------------
                                                                      2,427,949
                                                                ---------------
COMPUTER INFORMATION & TECHNOLOGY--1.43%
Cognizant Technology Solutions Corp. *                 4,110            173,976
Sun Microsystems, Inc. *                              77,290            415,820
                                                                ---------------
                                                                        589,796
                                                                ---------------
COMPUTER NETWORK--3.25%
Cisco Systems, Inc. *                                 45,260            873,518
Juniper Networks, Inc. *                              17,110            465,221
                                                                ---------------
                                                                      1,338,739
                                                                ---------------
DELIVERY & FREIGHT SERVICES--1.48%
United Parcel Service, Inc., Class B                   7,160            611,894
                                                                ---------------
DIVERSIFIED OPERATIONS--3.35%
General Electric Co.                                  38,140          1,392,100
                                                                ---------------
ELECTRONIC COMPONENTS--1.49%
Sanmina-SCI Corp. *                                   30,650    $       259,606
Xilinx, Inc.                                          11,990            355,504
                                                                ---------------
                                                                        615,110
                                                                ---------------
ELECTRONICS - SEMICONDUCTORS--5.05%
Advanced Micro Devices, Inc. *                        14,120            310,922
Applied Materials, Inc. *                             31,890            545,319
Lam Research Corp. *                                   9,850            284,764
Marvell Technology Group, Ltd. *                       9,820            348,315
Texas Instruments, Inc.                               24,330            599,005
                                                                ---------------
                                                                      2,088,325
                                                                ---------------
ENTERTAINMENT & LEISURE--1.43%
International Game Technology                          9,980            343,112
MGM Mirage *                                           3,390            246,589
                                                                ---------------
                                                                        589,701
                                                                ---------------
FINANCIAL SERVICES--12.83%
American Express Co.                                  15,640            881,627
Ameritrade Holding Corp. *                            20,200            287,244
Charles Schwab Corp., The                             74,320            888,867
CIT Group, Inc.                                        9,310            426,584
Goldman Sachs Group, Inc., The                         8,390            872,896
MGIC Investment Corp.                                  2,880            198,461
Morgan Stanley                                        16,500            916,080
T. Rowe Price Group, Inc.                             13,190            820,418
                                                                ---------------
                                                                      5,292,177
                                                                ---------------
FOOD PRODUCTS--0.68%
Kraft Foods, Inc.                                      7,880            280,607
                                                                ---------------
FOOD SERVICE & RESTAURANTS--1.53%
Sysco Corp.                                            8,650            330,171
Yum! Brands, Inc.                                      6,360            300,065
                                                                ---------------
                                                                        630,236
                                                                ---------------
HEALTHCARE--0.45%
Bausch & Lomb, Inc.                                    2,870            185,000
                                                                ---------------
HOUSEHOLD PRODUCTS--1.95%
Proctor & Gamble Co., The                             14,630            805,820
                                                                ---------------
INSURANCE--3.98%
Aetna, Inc.                                            1,740            217,065
Allstate Corp., The                                   10,430            539,440
Medco Health Solutions, Inc. *                         7,220            300,352
WellPoint, Inc. *                                      5,070            583,050
                                                                ---------------
                                                                      1,639,907
                                                                ---------------
INTERNET SERVICES--3.67%
Google, Inc. *                                         2,740            529,094
VeriSign, Inc. *                                      11,580            388,162
Yahoo!, Inc. *                                        15,850            597,228
                                                                ---------------
                                                                      1,514,484
                                                                ---------------

                        See notes to financial statements

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

LODGING--0.52%
Marriott International, Inc.                           3,390    $       213,502
                                                                ---------------
MACHINERY--1.16%
Caterpillar, Inc.                                      4,920            479,749
                                                                ---------------
MANUFACTURING--2.94%
Danaher Corp.                                          6,270            359,961
Rockwell Automation, Inc.                              6,290            311,670
Tyco International, Ltd.                              15,080            538,959
                                                                ---------------
                                                                      1,210,590
                                                                ---------------
MEDICAL - BIOTECHNOLOGY--1.88%
Amgen, Inc. *                                          4,750            304,713
Biogen Idec, Inc. *                                    7,050            469,601
                                                                ---------------
                                                                        774,314
                                                                ---------------
MEDICAL PRODUCTS--5.59%
C. R. Bard, Inc.                                       2,570            164,429
Fisher Scientific International, Inc. *                5,310            331,238
Johnson & Johnson                                     14,250            903,735
St. Jude Medical, Inc. *                              12,750            534,608
Zimmer Holdings, Inc. *                                4,650            372,558
                                                                ---------------
                                                                      2,306,568
                                                                ---------------
MINING & METALS -
 FERROUS & NONFERROUS--0.88%
Peabody Energy Corp.                                   4,470            361,668
                                                                ---------------
MINING & METALS - PRECIOUS--0.72%
Companhia Vale do Rio Doce, (CVRD), ADR               10,220            296,482
                                                                ---------------
MULTIMEDIA--1.13%
News Corporation, Inc., Class B                       24,280            466,176
                                                                ---------------
OIL & GAS -
 DISTRIBUTION & MARKETING--1.20%
Kinder Morgan, Inc.                                    6,760            494,359
                                                                ---------------
OIL & GAS - INTEGRATED--3.72%
ConocoPhillips                                         4,730            410,706
Questar Corp.                                         10,580            539,157
Southwestern Energy Co. *                              7,240            366,996
Williams Companies, Inc., The                         13,120            213,725
                                                                ---------------
                                                                      1,530,584
                                                                ---------------
OIL & GAS PRODUCERS--3.97%
Apache Corp. *                                         8,900    $       450,073
Noble Corp. *                                         10,000            497,400
Ultra Petroleum Corp. *                                4,370            210,328
XTO Energy, Inc.                                      13,470            476,569
                                                                ---------------
                                                                      1,634,370
                                                                ---------------
OIL & GAS SERVICES & EQUIPMENT--0.61%
Smith International, Inc. *                            4,600            250,286
                                                                ---------------
PHARMACEUTICAL--2.19%
Caremark Rx, Inc. *                                    9,810            386,808
Gilead Sciences, Inc. *                               14,780            517,152
                                                                ---------------
                                                                        903,960
                                                                ---------------
RETAIL - INTERNET--1.75%
eBay, Inc. *                                           6,210            722,099
                                                                ---------------
RETAIL STORES--3.21%
Best Buy Company, Inc.                                 5,140            305,419
Chico's FAS, Inc. *                                    4,890            222,642
Starbucks Corp. *                                      6,140            382,890
Whole Foods Market, Inc.                               2,790            266,027
Williams-Sonoma, Inc. *                                4,200            147,168
                                                                ---------------
                                                                      1,324,146
                                                                ---------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.76%
Research In Motion, Ltd. *                             3,780            311,548
                                                                ---------------
TELECOMMUNICATIONS - WIRELESS--2.36%
America Movil, SA de CV, Series L, ADR                12,270            642,335
Western Wireless Corp. *                              11,290            330,797
                                                                ---------------
                                                                        973,132
                                                                ---------------
TEXTILES & APPAREL--0.67%
Coach, Inc. *                                          4,890            275,796
                                                                ---------------
TRANSPORTATION--0.76%
C.H. Robinson Worldwide, Inc.                          5,610            311,467
                                                                ---------------
UTILITIES - ELECTRIC & GAS--0.76%
AES Corp., The *                                      22,930            313,453
                                                                ---------------

TOTAL COMMON STOCK
 (Cost $34,677,278)                                                  41,047,899
                                                                ---------------

TOTAL INVESTMENTS
 (Cost $34,677,278)                                    99.51%        41,047,899
Other assets, less liabilities                          0.49            204,145
                                                  ----------    ---------------

TOTAL NET ASSETS                                      100.00%   $    41,252,044
                                                  ==========    ===============

* NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT

                       See notes to financial statements.

                      [This page intentionally left blank]

                           STRATEGIC GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                         T. Rowe Price Associates, Inc.
                                (Since 05/01/03)

                                 ROBERT W. SMITH
                                 VICE PRESIDENT

               -  Joined T. Rowe Price Associates, Inc. in 1992

               -  B.S. from University of Delaware

               -  M.B.A. from Darden Graduate School of Business,
                   University of Virginia

               -  17 years of investment experience

                              INVESTMENT OBJECTIVE

  The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

                            NET ASSETS AS OF 12/31/04
                                   $91,576,097

MARKET ENVIRONMENT

     Large-cap growth stocks posted solid gains for the past 12 months, but once again lagged large-cap value shares. Most stock market benchmarks ended 2004 near their highest levels for the year thanks in large part to a rally in the final two months of the period, which was triggered by falling oil prices and the U.S. presidential election concluding without controversy. Within the style-specific Russell 1000(R) Growth Index, the telecommunications services and energy sectors were strongest while information technology and health care were weakest.

PERFORMANCE

     The Strategic Growth Portfolio handily outperformed the Russell 1000(R) Growth Index's 6.30% return for 2004. Overall, sector allocation decisions (overweighting energy, telecom services, and consumer discretionary) added the most to relative results. Stock selection was strongest in the health care and

[SIDENOTE]

[CHART]

PERCENT OF INVESTMENTS

Common Stock                            98.05%
Short-Term Investments                   1.95%

                               NUMBER OF HOLDINGS

                                       119

                                                                  PERCENT OF
TOP TEN HOLDINGS+                                                 NET ASSETS
----------------------------------------------------------------------------
Citigroup, Inc.                                                      3.63%
Microsoft Corp.                                                      3.23%
UnitedHealth Group, Inc.                                             2.73%
General Electric Co.                                                 2.55%
American International
 Group, Inc.                                                         2.42%
Wal-Mart Stores, Inc.                                                2.02%
State Street Corp.                                                   1.87%
Dell, Inc.                                                           1.82%
Tyco International, Ltd.                                             1.73%
WellPoint, Inc.                                                      1.69%

+    Short-term investments excluded.

                                                                  PERCENT OF
TOP TEN INDUSTRIES                                                NET ASSETS
----------------------------------------------------------------------------
Banking                                                             10.26%
Retail Stores                                                        9.51%
Financial Services                                                   6.71%
Computer Software                                                    6.30%
Insurance                                                            6.08%
Broadcasting                                                         5.07%
Computer Equipment
 & Services                                                          4.40%
Manufacturing                                                        4.20%
Pharmaceutical                                                       3.60%
Entertainment & Leisure                                              3.35%

information technology sectors and was weakest among consumer discretionary and telecom holdings.

PORTFOLIO REVIEW

     The health care sector was the best contributor to the Portfolio's relative performance. Health care providers benefited from President Bush's successful re-election bid and from recent consolidation. Services providers UnitedHealth Group (the Portfolio's third-largest holding) and WellPoint (merged with Anthem in the fourth quarter and is now the nation's largest health insurer) were top contributors as both have trended steadily higher since mid year. Our underweight position in pharmaceuticals also helped our comparison with the index.

     The information technology sector was the second-best contributor to relative returns due to good stock selection and an underweight allocation to semiconductors. Underweighting Cisco Systems, overweighting Adobe Systems, and non-benchmark holding Research in Motion generated strong relative contributions, while IAC/InterActiveCorp detracted from absolute and relative results.

     The consumer discretionary sector was the largest detractor from relative returns. Overweighting media stocks including Univision Communications, Viacom, and Clear Channel Communications, hampered our results versus the benchmark. However, strength in Internet retailers and leisure stocks offset some of the losses. Ebay and Carnival, for example, were among the Portfolio's top absolute contributors and aided relative returns.

OUTLOOK

     We believe the overall environment for large-cap growth stocks is positive heading into 2005 because as corporate earnings expanded last year, many companies traded down to attractive valuations. We think economic growth will be slow but steady (2% to 3% GDP growth), interest rates will rise, and corporate profits should be solid but not spectacular. Many companies continue to generate strong cash flow and we think that corporate spending will rise, which bodes well for our holdings in technology (especially software) and manufacturing.

[SIDENOTE]

[CHART]

         STRATEGIC GROWTH PORTFOLIO AND THE RUSSELL 1000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE         STRATEGIC GROWTH PORTFOLIO    RUSSELL 1000(R) GROWTH INDEX
--------       --------------------------    ----------------------------
05/01/95                           10,000                          10,000
06/30/95                           10,962                          10,786
09/30/95                           12,821                          11,765
12/31/95                           13,291                          12,301
03/31/96                           14,225                          12,961
06/30/96                           15,349                          13,786
09/30/96                           15,938                          14,283
12/31/96                           15,724                          15,145
03/31/97                           14,483                          15,227
06/30/97                           17,184                          18,107
09/30/97                           19,507                          19,467
12/31/97                           18,942                          19,763
03/31/98                           22,928                          22,758
06/30/98                           22,878                          23,791
09/30/98                           19,792                          21,629
12/31/98                           25,180                          27,413
03/31/99                           25,977                          29,155
06/30/99                           28,236                          30,277
09/30/99                           28,521                          29,168
12/31/99                           44,444                          36,502
03/31/00                           49,202                          39,103
06/30/00                           43,636                          38,048
09/30/00                           44,396                          36,001
12/31/00                           35,923                          28,317
03/31/01                           26,368                          22,398
06/30/01                           26,667                          24,284
09/30/01                           19,166                          19,570
12/31/01                           23,291                          22,534
03/31/02                           22,030                          21,951
06/30/02                           17,797                          17,852
09/30/02                           14,760                          15,166
12/31/02                           15,408                          16,251
03/31/03                           15,316                          16,077
06/30/03                           17,774                          18,377
09/30/03                           18,223                          19,096
12/31/03                           20,339                          21,084
03/31/04                           20,631                          21,250
06/30/04                           20,779                          21,662
09/30/04                           20,103                          20,529
12/31/04                           22,304                          22,412

                          AVERAGE ANNUAL TOTAL RETURNS

                                           RUSSELL
                                           1000(R)
                               STRATEGIC    GROWTH
                                GROWTH      INDEX
1 YEAR                            9.66%     6.30%
5 YEAR                          -12.87%    -9.29%
INCEPTION                         8.64%     8.66%

                                 INCEPTION DATE
                                   MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predicative of future performance

This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Effective May 1, 2003, T. Rowe Price Associates, Inc. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser.

The Russell 1000(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                           STRATEGIC GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
                                               DECEMBER         DECEMBER          DECEMBER        DECEMBER         DECEMBER
                                               31, 2004         31, 2003          31, 2002        31, 2001         31, 2000
 Net asset value, beginning of period        $       12.86    $        9.74    $       14.72    $       30.09    $       40.67

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                0.07                                                                0.01
 Net gains and losses on securities
  (both realized and unrealized)                      1.17             3.12            (4.98)           (9.95)           (6.77)
                                             -------------    -------------    -------------    -------------    -------------

 Total from investment operations                     1.24             3.12            (4.98)           (9.95)           (6.76)

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                                       (5.42)           (3.82)
 Distributions in excess of capital gains
                                             -------------    -------------    -------------    -------------    -------------

 Total distributions                                  0.00             0.00             0.00            (5.42)           (3.82)

Net asset value, end of period               $       14.10    $       12.86    $        9.74    $       14.72    $       30.09
                                             =============    =============    =============    =============    =============

Total Return (A)                                      9.66%           32.00%          (33.84%)         (35.16%)         (19.17%)



Ratios to Average Net Assets:
 Expenses                                             0.91%            0.92%            0.92%            0.94%            0.88%
 Net investment income (loss)                         0.49%            0.02%           (0.35%)          (0.21%)          (0.27%)

Portfolio Turnover Rate                              37.10%          104.75%          118.76%          270.07%          204.65%

Net Assets, At End of Period                 $  91,576,097    $  89,650,865    $  73,987,892    $ 120,659,006    $ 176,177,466

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                           STRATEGIC GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--97.82%

BANKING--10.26%
Anglo Irish Bank Corporation, PLC                     13,500    $       328,463
Citigroup, Inc.                                       68,950          3,322,011
Credit Suisse Group *                                 17,300            727,236
Mellon Financial Corp.                                21,660            673,843
Northern Trust Corp.                                  13,200            641,256
State Street Corp.                                    34,800          1,709,376
U.S. Bancorp                                          27,600            864,432
UBS, AG                                               13,400          1,123,639
                                                                ---------------
                                                                      9,390,256
                                                                ---------------

BEVERAGES--0.97%
Coca-Cola Co., The                                    14,000            582,820
PepsiCo, Inc.                                          5,720            298,584
                                                                ---------------
                                                                        881,404
                                                                ---------------

BROADCASTING--5.07%
British Sky Broadcasting Group, PLC                   26,100            281,593
Clear Channel Communications, Inc.                    12,830            429,677
Comcast Corp., Class A Special *                      21,110            693,252
EchoStar Communications Corp.                         21,570            716,987
IAC/InterActiveCorp *                                 22,780            629,184
Liberty Media Corp.                                  138,400          1,519,632
Univision Communications, Inc. *                      12,650            370,266
                                                                ---------------
                                                                      4,640,591
                                                                ---------------

COMMERCIAL SERVICES--1.18%
Cendant Corp.                                         46,100          1,077,818
                                                                ---------------

COMPUTER EQUIPMENT & SERVICES--4.40%
Affiliated Computer Services, Inc. *                  18,320          1,102,681
Dell, Inc. *                                          39,610          1,669,165
First Data Corp.                                      11,880            505,375
Fiserv, Inc. *                                        18,840            757,180
                                                                ---------------
                                                                      4,034,401
                                                                ---------------

COMPUTER NETWORK--1.37%
Cisco Systems, Inc. *                                 38,900            750,770
Juniper Networks, Inc. *                              18,500            503,015
                                                                ---------------
                                                                      1,253,785
                                                                ---------------

COMPUTER SOFTWARE--6.30%
Adobe Systems, Inc.                                    9,400            589,756
Intuit, Inc. *                                        11,800            519,318
Mercury Interactive Corp. *                           10,500            478,275
Microsoft Corp.                                      110,820          2,960,000
Oracle Corp. *                                        38,800            532,336
Red Hat, Inc. *                                       23,700            316,395
SAP, AG                                                2,200            392,334
                                                                ---------------
                                                                      5,788,414
                                                                ---------------

DELIVERY & FREIGHT SERVICES--1.14%
United Parcel Service, Inc., Class B                  12,220          1,044,321
                                                                ---------------

DIVERSIFIED OPERATIONS--2.55%
General Electric Co.                                  63,910          2,332,715
                                                                ---------------

EDUCATIONAL SERVICES--0.70%
Apollo Group, Inc. *                                   7,900    $       637,609
                                                                ---------------

ELECTRONIC COMPONENTS--1.03%
Maxim Integrated Products, Inc.                        9,950            421,781
Xilinx, Inc.                                          17,700            524,805
                                                                ---------------
                                                                        946,586
                                                                ---------------

ELECTRONICS--0.63%
Samsung Electronics Company, Ltd.                      1,330            578,792
                                                                ---------------

ELECTRONICS - SEMICONDUCTORS--2.74%
Analog Devices, Inc.                                  21,570            796,364
ASML Holding, NV *                                    17,600            282,528
Intel Corp.                                           46,600          1,089,974
Texas Instruments, Inc.                               13,600            334,832
                                                                ---------------
                                                                      2,503,698
                                                                ---------------

ENTERTAINMENT & LEISURE--3.35%
Carnival Corp.                                        18,600          1,071,918
E.W. Scripps Co., The                                 10,440            504,043
International Game Technology                         36,900          1,268,622
MGM Mirage *                                           3,000            218,220
                                                                ---------------
                                                                      3,062,803
                                                                ---------------

FINANCIAL SERVICES--6.71%
Accenture, Ltd. *                                     42,650          1,151,550
American Express Co.                                  23,400          1,319,058
Ameritrade Holding Corp. *                            43,400            617,148
Charles Schwab Corp., The                             39,200            468,832
Goldman Sachs Group, Inc., The                         5,200            541,008
Merrill Lynch & Company, Inc.                         16,770          1,002,343
SLM Corp.                                             19,670          1,050,181
                                                                ---------------
                                                                      6,150,120
                                                                ---------------

FOOD SERVICE & RESTAURANTS--1.16%
Compass Group, PLC                                   102,800            485,976
Sysco Corp.                                           15,120            577,130
                                                                ---------------
                                                                      1,063,106
                                                                ---------------

GOVERNMENT AGENCY--0.52%
Fannie Mae                                             4,150            295,522
Freddie Mac                                            2,430            179,091
                                                                ---------------
                                                                        474,613
                                                                ---------------

HEALTHCARE--3.00%
Cardinal Health, Inc.                                  4,290            249,464
UnitedHealth Group, Inc.                              28,400          2,500,052
                                                                ---------------
                                                                      2,749,516
                                                                ---------------

INSURANCE--6.08%
Ace, Ltd.                                             10,860            464,265
American International Group, Inc.                    33,700          2,213,079
Hartford Financial Services Group, Inc., The          13,900            963,409
Marsh & McLennan Companies, Inc.                      11,400            375,060
WellPoint, Inc. *                                     13,480          1,550,200
                                                                ---------------
                                                                      5,566,013
                                                                ---------------

                       See notes to financial statements.

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

INTERNET SERVICES--1.00%
Google, Inc. *                                         1,400    $       270,340
Yahoo!, Inc. *                                        16,960            639,053
                                                                ---------------
                                                                        909,393
                                                                ---------------

MACHINERY--0.68%
Deere & Co.                                            8,400            624,960
                                                                ---------------

MANUFACTURING--4.20%
Corning, Inc. *                                       66,900            787,413
Danaher Corp.                                         25,620          1,470,844
Tyco International, Ltd.                              44,300          1,583,282
                                                                ---------------
                                                                      3,841,539
                                                                ---------------

MEDICAL - BIOTECHNOLOGY--1.90%
Amgen, Inc. *                                         18,400          1,180,360
Biogen Idec, Inc. *                                    5,100            339,711
Genentech, Inc. *                                      4,100            223,204
                                                                ---------------
                                                                      1,743,275
                                                                ---------------

MEDICAL PRODUCTS--3.13%
Biomet, Inc.                                           8,900            386,171
Boston Scientific Corp. *                             11,900            423,045
Johnson & Johnson                                     15,030            953,203
Medtronic, Inc.                                       17,100            849,357
Stryker Corp.                                          5,300            255,725
                                                                ---------------
                                                                      2,867,501
                                                                ---------------

MINING & METALS -
 FERROUS & NONFERROUS--1.91%
BHP Billiton, Ltd.                                    64,300            773,193
Nucor Corp.                                            5,900            308,806
Rio Tinto, PLC                                        22,800            671,000
                                                                ---------------
                                                                      1,752,999
                                                                ---------------

MOTOR VEHICLE MANUFACTURING--0.52%
Harley-Davidson, Inc.                                  7,880    $       478,710
                                                                ---------------

MULTIMEDIA--2.80%
News Corporation, Inc., Class A                       55,100          1,028,166
Time Warner, Inc. *                                   41,400            804,816
Viacom, Inc., Class B                                 20,010            728,164
                                                                ---------------
                                                                      2,561,146
                                                                ---------------

OIL & GAS - INTEGRATED--1.97%
ChevronTexaco Corp.                                   16,600            871,666
Exxon Mobil Corp.                                     18,300            938,058
                                                                ---------------
                                                                      1,809,724
                                                                ---------------

OIL & GAS SERVICES & EQUIPMENT--2.21%
Baker Hughes, Inc.                                    25,530          1,089,365
Schlumberger, Ltd.                                    14,000            937,300
                                                                ---------------
                                                                      2,026,665
                                                                ---------------

PHARMACEUTICAL--3.60%
Elan Corporation, PLC, ADR *                          13,100            356,975
Forest Laboratories, Inc. *                            7,420            332,861
Gilead Sciences, Inc. *                               18,400            643,816
Pfizer, Inc.                                          35,440            952,982
Teva Pharmaceutical Industries, Ltd., ADR             13,000            388,180
Wyeth                                                 14,900            634,591
                                                                ---------------
                                                                      3,309,405
                                                                ---------------

RETAIL - INTERNET--0.65%
eBay, Inc. *                                           5,100            593,028
                                                                ---------------

                       See notes to financial statements.

COMPANY                                               SHARES      MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

RETAIL STORES--9.51%
Best Buy Company, Inc.                                19,100    $     1,134,922
Family Dollar Stores, Inc.                            12,500            390,375
Home Depot, Inc., The                                 23,800          1,017,212
Industria de Diseno Textil, SA (Inditex)              11,800            348,049
Kingfisher, PLC                                       57,800            343,704
Kohl's Corp. *                                        13,000            639,210
Starbucks Corp. *                                      4,690            292,468
Target Corp.                                          28,160          1,462,349
Walgreen Co.                                          19,770            758,575
Wal-Mart de Mexico, SA de CV, Series V                48,000            164,923
Wal-Mart de Mexico, SA de CV, Series V, ADR            8,500            292,052
Wal-Mart Stores, Inc.                                 35,010          1,849,228
                                                                ---------------
                                                                      8,693,067
                                                                ---------------

TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.40%
QUALCOMM, Inc.                                         8,600            364,640
                                                                ---------------

TELECOMMUNICATIONS -
 INTEGRATED--0.40%
Sprint Corp.                                          14,800            367,780
                                                                ---------------

TELECOMMUNICATIONS - WIRELESS--2.39%
America Movil, SA de CV, Series L, ADR                 5,800            303,630
Crown Castle International Corp. *                    24,800            412,672
Nextel Communications, Inc. *                         20,700            621,000
Vodafone Group, PLC                                  201,800            547,212
Vodafone Group, PLC, ADR                              11,086            303,535
                                                                ---------------
                                                                      2,188,049
                                                                ---------------

TELECOMMUNICATIONS - WIRELINE--0.40%
Telus Corp.                                           12,400    $       367,005
                                                                ---------------

TEXTILES & APPAREL--0.41%
Hermes International                                   1,867            372,537
                                                                ---------------

TOBACCO--0.58%
Altria Group, Inc.                                     8,700            531,570
                                                                ---------------

TOTAL COMMON STOCK
 (Cost $72,715,866)                                                  89,579,554
                                                                ---------------

SHORT-TERM INVESTMENTS--1.94%

                                             PRINCIPAL VALUE
                                             ---------------
INVESTMENT COMPANIES--1.94%
T. Rowe Price Reserve
 Investment Fund, 2.256% **                  $     1,777,513          1,777,513
                                                                ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,777,513)                                                    1,777,513
                                                                ---------------

TOTAL INVESTMENTS
 (Cost $74,493,379)                                    99.76%        91,357,067
Other assets, less liabilities                          0.24            219,030
                                             ---------------    ---------------

TOTAL NET ASSETS                                      100.00%   $    91,576,097
                                             ===============    ===============


*    NON-INCOME PRODUCING SECURITY.

ADR  - AMERICAN DEPOSITARY RECEIPT

PLC  - PUBLIC LIMITED COMPANY

** AFFILIATED ISSUER. THE T. ROWE PRICE RESERVE INVESTMENT FUND IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY T. ROWE PRICE ASSOCIATES. THE RESERVE FUND IS OFFERED AS A CASH MANAGEMENT OPTION ONLY TO MUTUAL FUNDS AND OTHER ACCOUNTS MANAGED BY T. ROWE PRICE ASSOCIATES, INC. AND IS NOT AVAILABLE TO THE PUBLIC. THE RATE QUOTED IS THE SEVEN-DAY EFFECTIVE YIELD OF THE RESERVE FUND AS OF DECEMBER 31, 2004.
     INVESTMENTS IN COMPANIES CONSIDERED TO BE AN AFFILIATE OF THE PORTFOLIO ARE AS FOLLOWS:

                                         BALANCE AT
                                        BEGINNING OF     GROSS           GROSS       MARKET VALUE    INTEREST
COMPANY                                    PERIOD       ADDITIONS      REDUCTIONS    AT 12/31/04      INCOME
T. Rowe Price Reserve Investment Fund   $  2,111,374   $  4,786,139   $  5,120,000   $  1,777,513   $   23,912

                       See notes to financial statements.

                             S&P 500 INDEX PORTFOLIO

                                PORTFOLIO MANAGER
                         Mellon Capital Management Corp.
                                (since 12/12/03)

                              INVESTMENT OBJECTIVE

  The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500(R) Index.

                            NET ASSETS AS OF 12/31/04
                                  $237,290,177

U.S EQUITY MARKETS

     On the heels of a strong fourth quarter, U.S. stocks posted strong gains for the second year in a row, the first time stocks have gained in two consecutive years since 1999. Equities advanced despite geopolitical concerns, highlighted by the Madrid bombings, growing concerns about a terrorist act disrupting the Olympics and/or the presidential election, frequent negative news from Iraq and the pending change in monetary policy. Nearly all of the equity markets' gains came in the last two months of the year, when oil prices fell from peak levels and the uncertainty over the outcome of the presidential election subsided.

     Stocks advanced well early in the year as the economy expanded, but weakened in March, hurt by a technology-stock sell-off over concerns about high valuations (after the NASDAQ Composite(R) reached a 2 1/2-year high on January
26), a fourth-straight disappointing monthly payroll employment report on March 5, and the March 11 terrorist attacks in Madrid. Stocks recovered from declines in April and May as robust economic fundamentals and corporate profitability came to the forefront. Stocks lost ground in the third quarter, as high energy prices, rising interest rates, uncertainty surrounding the upcoming presidential election and the worst hurricane season in 40 years

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock                            96.50%
Short-Term Investments                   0.08%
Repurchase Agreements                    3.42%

                               NUMBER OF HOLDINGS

                                       504

                                                                     PERCENT OF
TOP TEN HOLDINGS+                                                    NET ASSETS
-------------------------------------------------------------------------------
General Electric Co.                                                    3.39%
Exxon Mobil Corp.                                                       2.91%
Microsoft Corp.                                                         2.55%
Citigroup, Inc.                                                         2.20%
Wal-Mart Stores, Inc.                                                   1.97%
Pfizer, Inc.                                                            1.78%
Bank of America Corp.                                                   1.67%
Johnson & Johnson                                                       1.65%
American International
 Group, Inc.                                                            1.50%
International Business
 Machines Corp.                                                         1.45%

+    S&P 500(R) Index Futures and Short-term investments excluded.

                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   NET ASSETS
-------------------------------------------------------------------------------
Banking                                                                 9.74%
Retail Stores                                                           6.66%
Pharmaceutical                                                          5.63%
Financial Services                                                      5.18%
Oil & Gas - Integrated                                                  5.05%
Computer Equipment
 & Services                                                             4.64%
Insurance                                                               4.49%
Computer Software                                                       3.98%
Medical Products                                                        3.64%
Diversified Operations                                                  3.37%

"S&P 500(R)" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY JEFFERSON PILOT VARIABLE CORPORATION. ENSEMBLE, ALLEGIANCE, PILOT, AND ALPHA PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF PURCHASING ANY OF THESE PRODUCTS.

combined to keep investors on the defensive. Due to the soft economy and oil prices near 21-year highs, many companies warned of lower profits. Equities then rose sharply in the fourth quarter as numerous factors aligned to push investors into stocks. Oil futures plummeted 21% during the quarter as inventory levels were reported to be larger-than-expected. Mega-mergers in the U.S., such as Johnson & Johnson/Guidant and Sprint/Nextel contributed to the bullish atmosphere, and capped Wall Street's biggest year for mergers and acquisitions since 2000. Finally, persistently solid fundamentals drove money into stocks, as earning expectations increased and low bond yields made equities attractive on a relative basis.

     The S&P 500(R) rose 10.9% for 2004 while the broad-cap Russell 3000(R) rose 11.9%. Small-cap stocks as measured by the Russell 2000(R) (18.3%) outperformed large caps (the Russell 1000(R) returned 11.4%) for the sixth consecutive year in 2004, and the small-cap Russell 2000(R) Index reached an all-time high at year's end. Though both styles reflected a positive year for U.S. equities, the large-cap Russell 1000(R) Index remains about 15% below its all-time high. Mid-cap stocks outperformed large caps, as the S&P 400(R) Index rose 16.5%. Value stocks strongly outperformed growth stocks across all capitalization sectors. Companies operating in the energy and other commodity sectors turned in better than average performance in 2004 than companies operating in non-commodity sectors such as consumer discretionary, financials, health care and information technology.

INVESTMENT STRATEGIES AND TECHNIQUES

     The investment strategy employed in the S&P 500 Index Portfolio is to fully replicate the S&P 500(R) Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio's performance and as a result the Portfolio is expected to closely match the return of the S&P 500(R) Index.

[CHART]

                S&P 500 INDEX PORTFOLIO AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE        S&P 500 INDEX PORTFOLIO                       S&P 500(R) INDEX
--------    --------------------------                      ----------------
05/01/00                        10,000                                10,000
06/30/00                        10,029                                10,037
09/30/00                         9,926                                 9,939
12/31/00                         9,145                                 9,162
03/31/01                         8,053                                 8,076
06/30/01                         8,518                                 8,548
09/30/01                         7,261                                 7,293
12/31/01                         8,031                                 8,073
03/31/02                         8,046                                 8,095
06/30/02                         6,960                                 7,011
09/30/02                         5,758                                 5,800
12/31/02                         6,237                                 6,289
03/31/03                         6,036                                 6,091
06/30/03                         6,959                                 7,028
09/30/03                         7,137                                 7,215
12/31/03                         8,002                                 8,093
03/31/04                         8,131                                 8,230
06/30/04                         8,264                                 8,372
09/30/04                         8,106                                 8,215
12/31/04                         8,847                                 8,974

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                S&P 500
                                 INDEX    S&P 500(R)
                               PORTFOLIO    INDEX
1 YEAR                           10.56%     10.88%
INCEPTION                        -2.59%     -2.29%

                                 INCEPTION DATE
                                   MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective December 12, 2003, Mellon Capital Management Corp. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser.

The S&P 500(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                             S&P 500 INDEX PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                                  PERIOD FROM
                                                                                                                  MAY 1, 2000
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                31, 2004         31, 2003         31, 2002         31, 2001       31, 2000 (A)
Net asset value, beginning of period         $         7.76   $         6.13   $         7.97   $         9.14   $        10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                 0.14             0.10             0.08             0.08             0.06
 Net gains and losses on securities
  (both realized and unrealized)                       0.67             1.61            (1.84)           (1.19)           (0.92)
                                             --------------   --------------   --------------   --------------   --------------

 Total from investment operations                      0.81             1.71            (1.76)           (1.11)           (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                 (0.10)           (0.08)           (0.08)           (0.06)
 Dividends in excess of net
  investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                             --------------   --------------   --------------   --------------   --------------

 Total distributions                                  (0.10)           (0.08)           (0.08)           (0.06)            0.00

 Net asset value, end of period              $         8.47   $         7.76   $         6.13   $         7.97   $         9.14
                                             ==============   ==============   ==============   ==============   ==============

 Total Return (B)                                     10.56%           28.30%          (22.34%)         (12.18%)          (8.55%)

Ratios to Average Net Assets: (C)
 Expenses before reimbursement                         0.34%            0.39%            0.34%            0.35%            0.33% (D)
 Expenses after reimbursement                          0.28%            0.28%            0.28%            0.28%            0.28% (D)

 Net investment income before reimbursement            1.68%            1.37%            1.22%            1.03%            0.98% (D)
 Net investment income after reimbursement             1.74%            1.48%            1.28%            1.09%            1.03% (D)

Portfolio Turnover Rate                                1.74%            2.10%            2.86%            1.59%            5.26%

Net Assets, At End of Period                 $  237,290,177   $  214,568,224   $  165,873,051   $  189,046,310   $  175,931,207


(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

(D)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

                             S&P 500 INDEX PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--99.18%

ADVERTISING--0.22%
Interpublic Group of Companies, Inc., The *              8,889   $      119,113
Monster Worldwide, Inc. *#                               2,318           77,978
Omnicom Group, Inc.                                      4,042          340,821
                                                                 --------------
                                                                        537,912
                                                                 --------------

AEROSPACE & DEFENSE--2.00%
Boeing Co., The                                         17,517          906,855
General Dynamics Corp.                                   4,188          438,065
Goodrich Corp.                                           2,435           79,478
Honeywell International, Inc.                           17,800          630,298
L-3 Communications Holdings, Inc.                        1,900          139,156
Lockheed Martin Corp.                                    9,420          523,281
Northrop Grumman Corp.                                   7,798          423,899
Raytheon Co.                                             9,316          361,740
Rockwell Collins, Inc.                                   3,707          146,204
United Technologies Corp.                               10,738        1,109,772
                                                                 --------------
                                                                      4,758,748
                                                                 --------------

AGRICULTURAL OPERATIONS--0.26%
Archer-Daniels-Midland Co.                              13,686          305,335
Monsanto Co. #                                           5,681          315,580
                                                                 --------------
                                                                        620,915
                                                                 --------------

AIRLINES--0.12%
Delta Air Lines, Inc. *#                                 2,628           19,657
Southwest Airlines Co.                                  16,727          272,316
                                                                 --------------
                                                                        291,973
                                                                 --------------

APPLIANCES--0.05%
Maytag Corp. #                                           1,662           35,068
Whirlpool Corp.                                          1,388           96,063
                                                                 --------------
                                                                        131,131
                                                                 --------------

AUTOMOTIVE PARTS & EQUIPMENT--0.31%
Cooper Tire & Rubber Co.                                 1,599           34,458
Cummins, Inc.                                              868           72,730
Dana Corp.                                               3,132           54,278
Delphi Corp.                                            11,310          102,016
Genuine Parts Co.                                        3,501          154,254
Goodyear Tire & Rubber Co., The *#                       3,738           54,799
Johnson Controls, Inc.                                   3,956          250,969
Visteon Corp. #                                          2,497           24,396
                                                                 --------------
                                                                        747,900
                                                                 --------------

AUTOMOTIVE RENTALS--0.03%
Ryder System, Inc. #                                     1,348           64,394
                                                                 --------------

BANKING--9.74%
AmSouth Bancorporation                                   7,113          184,227
Bank of America Corp.                                   84,218        3,957,404
Bank of New York Company, Inc., The                     16,083          537,494
Citigroup, Inc.                                        108,312        5,218,472
Comerica, Inc.                                           3,738          228,093
Compass Bancshares, Inc.                                 1,890           91,986
Fifth Third Bancorp                                     11,830          559,322
First Horizon National Corp.                             2,543          109,629
Golden West Financial Corp.                              6,358          390,508
Huntington Bancshares, Inc.                              4,691   $      116,243
JPMorgan Chase & Co.                                    74,511        2,906,674
KeyCorp                                                  8,506          288,353
M&T Bank Corp.                                           2,500          269,600
Mellon Financial Corp. **                                9,106          283,288
North Fork Bancorporation, Inc.                          9,655          278,547
Northern Trust Corp.                                     4,458          216,570
Regions Financial Corp.                                  9,577          340,845
Sovereign Bancorp, Inc.                                  7,300          164,615
State Street Corp.                                       7,029          345,264
SunTrust Banks, Inc. #                                   7,392          546,121
U.S. Bancorp                                            39,193        1,227,525
Wachovia Corp.                                          33,566        1,765,572
Washington Mutual, Inc.                                 18,184          768,820
Wells Fargo & Co.                                       35,306        2,194,268
Zions Bancorporation                                     1,851          125,924
                                                                 --------------
                                                                     23,115,364
                                                                 --------------

BEVERAGES--2.23%
Adolph Coors Co., Class B                                  754           57,055
Anheuser-Busch Companies, Inc.                          16,474          835,726
Brown-Forman Corp., Class B                              2,432          118,390
Coca-Cola Co., The                                      50,766        2,113,389
Coca-Cola Enterprises, Inc.                              9,716          202,579
Pepsi Bottling Group, Inc., The                          5,422          146,611
PepsiCo, Inc.                                           35,128        1,833,682
                                                                 --------------
                                                                      5,307,432
                                                                 --------------

BROADCASTING--0.90%
Clear Channel Communications, Inc.                      11,961          400,574
Comcast Corp. *                                         46,292        1,540,598
Univision Communications, Inc. *                         6,519          190,811
                                                                 --------------
                                                                      2,131,983
                                                                 --------------

BUILDING CONSTRUCTION--0.17%
Centex Corp.                                             2,512          149,665
KB HOME                                                    985          102,834
Pulte Homes, Inc.                                        2,674          170,601
                                                                 --------------
                                                                        423,100
                                                                 --------------

BUILDING MATERIALS--0.16%
American Standard Companies, Inc. *                      4,680          193,378
Louisiana-Pacific Corp.                                  2,249           60,138
Vulcan Materials Co.                                     2,059          112,442
                                                                 --------------
                                                                        365,958
                                                                 --------------

CHEMICALS--1.53%
Air Products & Chemicals, Inc.                           4,791          277,734
Ashland, Inc. *                                          1,408           82,199
Dow Chemical Co., The                                   19,684          974,555
E.I. du Pont de Nemours & Co.                           20,766        1,018,572
Eastman Chemical Co.                                     1,622           93,638
Ecolab, Inc. #                                           5,198          182,606
Engelhard Corp.                                          2,471           75,786
Great Lakes Chemical Corp.                               1,115           31,766
Hercules, Inc. *                                         2,407           35,744
PPG Industries, Inc.                                     3,672          250,284

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

CHEMICALS--CONTINUED
Praxair, Inc.                                            6,902   $      304,723
Rohm & Haas Co.                                          4,556          201,512
Sigma-Aldrich Corp.                                      1,469           88,816
                                                                 --------------
                                                                      3,617,935
                                                                 --------------

COMMERCIAL SERVICES--0.68%
Cendant Corp.                                           22,103          516,768
Cintas Corp.                                             3,438          150,791
Convergys Corp. *                                        2,833           42,467
Express Scripts, Inc. *                                  1,591          121,616
Laboratory Corporation of America Holdings *             2,900          144,478
Moody's Corp.                                            3,058          265,587
Paychex, Inc. #                                          7,914          269,709
W.W. Grainger, Inc. #                                    1,831          121,981
                                                                 --------------
                                                                      1,633,397
                                                                 --------------

COMPUTER EQUIPMENT & SERVICES--4.64%
Affiliated Computer Services, Inc. *#                    2,700          162,513
Apple Computer, Inc. *                                   8,128          523,443
Automatic Data Processing, Inc.                         12,397          549,807
Computer Sciences Corp. *                                3,994          225,142
Comverse Technology, Inc. *                              3,842           93,937
Dell, Inc. *                                            52,008        2,191,617
Electronic Data Systems Corp.                           10,887          251,490
EMC Corp. *                                             50,193          746,370
First Data Corp.                                        17,306          736,197
Fiserv, Inc. *                                           4,205          168,999
Gateway, Inc. *                                          6,858           41,217
Hewlett-Packard Co.                                     63,308        1,327,569
International Business Machines Corp.                   34,937        3,444,089
Lexmark International, Inc. *                            2,736          232,560
NVIDIA Corp. *                                           3,200           75,392
Parametric Technology Corp. *                            5,044           29,709
SunGard Data Systems, Inc. *                             5,839          165,419
Symbol Technologies, Inc.                                4,697           81,258
                                                                 --------------
                                                                     11,046,728
                                                                 --------------

COMPUTER INFORMATION & TECHNOLOGY--0.32%
Autodesk, Inc.                                           4,740          179,883
NCR Corp. *#                                             1,861          128,837
Sun Microsystems, Inc. *                                69,411          373,431
Unisys Corp. *                                           6,654           67,738
                                                                 --------------
                                                                        749,889
                                                                 --------------

COMPUTER NETWORK--1.26%
Cisco Systems, Inc. *@                                 138,830        2,679,419
Network Appliance, Inc. *                                7,599          252,439
Novell, Inc. *#                                          7,828           52,839
                                                                 --------------
                                                                      2,984,697
                                                                 --------------

COMPUTER SOFTWARE--3.98%
Adobe Systems, Inc.                                      5,010          314,327
BMC Software, Inc. *                                     4,636           86,230
Citrix Systems, Inc. *                                   3,419           83,868
Computer Associates International, Inc.                 12,203          379,025
Compuware Corp. *                                        7,784           50,362
Intuit, Inc. *#                                          4,145          182,421
Mercury Interactive Corp. *#                             2,035           92,694
Microsoft Corp.                                        226,685        6,054,756
Oracle Corp. *                                         106,938   $    1,467,189
Siebel Systems, Inc. *                                  10,190          106,995
Symantec Corp. *#                                       13,260          341,578
VERITAS Software Corp. *                                 9,006          257,121
                                                                 --------------
                                                                      9,416,566
                                                                 --------------

COSMETICS & PERSONAL CARE--1.14%
Alberto-Culver Co., Class B                              1,827           88,737
Avon Products, Inc.                                      9,950          385,065
Colgate-Palmolive Co.                                   11,087          567,211
Gillette Co., The                                       20,705          927,170
International Flavors & Fragrances, Inc.                 1,853           79,383
Kimberly-Clark Corp.                                    10,170          669,288
                                                                 --------------
                                                                      2,716,854
                                                                 --------------

DELIVERY & FREIGHT SERVICES--0.85%
United Parcel Service, Inc., Class B                    23,484        2,006,943
                                                                 --------------

DIVERSIFIED OPERATIONS--3.37%
General Electric Co. @                                 220,653        8,053,834
                                                                 --------------

EDUCATIONAL SERVICES--0.13%
Apollo Group, Inc. *                                     3,861          311,621
                                                                 --------------

ELECTRICAL EQUIPMENT --0.36%
American Power Conversion Corp.                          4,009           85,793
Emerson Electric Co.                                     8,717          611,062
PerkinElmer, Inc.                                        2,632           59,194
Thermo Electron Corp. *                                  3,343          100,925
                                                                 --------------
                                                                        856,974
                                                                 --------------

ELECTRONIC COMPONENTS--0.45%
Jabil Circuit, Inc. *                                    4,008          102,525
Linear Technology Corp.                                  6,625          256,785
Maxim Integrated Products, Inc.                          6,863          290,923
Sanmina-SCI Corp. *                                     10,515           89,062
Solectron Corp. *                                       20,046          106,845
Xilinx, Inc.                                             7,285          216,000
                                                                 --------------
                                                                      1,062,140
                                                                 --------------

ELECTRONICS--0.18%
Agilent Technologies, Inc. *                            10,026          241,627
Molex, Inc. #                                            3,921          117,630
Teradyne, Inc. *                                         3,763           64,234
                                                                 --------------
                                                                        423,491
                                                                 --------------

ELECTRONICS - SEMICONDUCTORS--2.92%
Advanced Micro Devices, Inc. *                           7,029          154,779
Altera Corp. *                                           7,719          159,783
Analog Devices, Inc.                                     7,785          287,422
Applied Materials, Inc. *                               35,642          609,478
Applied Micro Circuits Corp. *                           6,497           27,352
Freescale Semiconductor, Inc., Class B *                 7,052          129,475
Intel Corp.                                            131,843        3,083,808
KLA-Tencor Corp. *#                                      4,145          193,074
LSI Logic Corp. *                                        7,628           41,801
Micron Technology, Inc. *                               12,312          152,053

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

ELECTRONICS - SEMICONDUCTORS--CONTINUED
Motorola, Inc.                                          49,382   $      849,370
National Semiconductor Corp. *                           7,554          135,594
Novellus Systems, Inc. *#                                3,116           86,905
PMC-Sierra, Inc. *#                                      3,488           39,240
QLogic Corp. *                                           1,897           69,677
Texas Instruments, Inc.                                 35,941          884,867
                                                                 --------------
                                                                      6,904,678
                                                                 --------------

ENGINEERING & CONSTRUCTION--0.04%
Fluor Corp.                                              1,668           90,923
                                                                 --------------

ENTERTAINMENT & LEISURE--0.69%
Brunswick Corp.                                          1,901           94,100
Carnival Corp. #                                        13,235          762,733
Electronic Arts, Inc. *#                                 6,252          385,623
Harrah's Entertainment, Inc.                             2,252          150,636
International Game Technology                            7,368          253,312
                                                                 --------------
                                                                      1,646,404
                                                                 --------------

ENVIRONMENTAL CONTROLS--0.23%
Allied Waste Industries, Inc. *                          6,510           60,413
Waste Management, Inc.                                  11,973          358,472
Waters Corp. *                                           2,473          115,712
                                                                 --------------
                                                                        534,597
                                                                 --------------

FINANCIAL SERVICES--5.18%
Ambac Financial Group, Inc.                              2,190          179,865
American Express Co.                                    26,175        1,475,485
BB&T Corp.                                              11,686          491,396
Bear Stearns Companies, Inc., The                        2,245          229,686
Capital One Financial Corp.                              4,993          420,461
Charles Schwab Corp., The                               28,583          341,853
CIT Group, Inc. #                                        4,400          201,608
Countrywide Financial Corp.                             11,786          436,200
Deluxe Corp.                                               159            5,935
E*TRADE Financial Corp. *                                7,400          110,630
Equifax, Inc.                                            2,779           78,090
Federated Investors, Inc.                                2,180           66,272
Franklin Resources, Inc.                                 5,120          356,608
Goldman Sachs Group, Inc., The                          10,195        1,060,688
H&R Block, Inc.                                          3,629          177,821
Janus Capital Group, Inc.                                4,853           81,579
Lehman Brothers Holdings, Inc.                           5,763          504,147
Marshall & Ilsley Corp.                                  4,586          202,701
MBIA, Inc.                                               2,925          185,094
MBNA Corp.                                              26,554          748,557
Merrill Lynch & Company, Inc.                           19,528        1,167,189
MGIC Investment Corp.                                    2,014          138,785
Morgan Stanley                                          22,819        1,266,911
National City Corp.                                     14,021          526,489
PNC Financial Services Group                             5,861          336,656
Providian Financial Corp. *                              5,941           97,848
Prudential Financial, Inc. #                            10,838          595,656
SLM Corp.                                                8,967          478,748
Synovus Financial Corp.                                  6,533          186,713
T. Rowe Price Group, Inc.                                2,688          167,194
                                                                 --------------
                                                                     12,316,865
                                                                 --------------

FOOD PRODUCTS--1.07%
Campbell Soup Co.                                        8,694   $      259,864
General Mills, Inc.                                      7,835          389,478
H.J. Heinz Co.                                           7,406          288,760
Hershey Foods Corp.                                      5,288          293,696
Kellogg Co.                                              8,551          381,888
McCormick & Company, Inc.                                2,877          111,052
Sara Lee Corp.                                          16,410          396,137
SUPERVALU, Inc.                                          2,733           94,343
Wm. Wrigley Jr. Co. #                                    4,748          328,514
                                                                 --------------
                                                                      2,543,732
                                                                 --------------

FOOD SERVICE & RESTAURANTS--0.91%
ConAgra Foods, Inc.                                     11,251          331,342
Darden Restaurants, Inc.                                 3,406           94,482
McDonald's Corp.                                        26,247          841,479
Sysco Corp.                                             13,540          516,822
Wendy's International, Inc.                              2,310           90,691
Yum! Brands, Inc.                                        6,226          293,743
                                                                 --------------
                                                                      2,168,559
                                                                 --------------

FOREST PRODUCTS & PAPER--0.58%
Georgia-Pacific Group                                    5,415          202,954
International Paper Co.                                 10,098          424,116
MeadWestvaco Corp.                                       4,044          137,051
OfficeMax, Inc.                                          1,724           54,099
Plum Creek Timber Company, Inc.                          3,696          142,074
Temple-Inland, Inc. #                                    1,111           75,992
Weyerhaeuser Co.                                         5,030          338,117
                                                                 --------------
                                                                      1,374,403
                                                                 --------------

GOVERNMENT AGENCY--1.05%
Fannie Mae                                              20,215        1,439,510
Freddie Mac                                             14,280        1,052,436
                                                                 --------------
                                                                      2,491,946
                                                                 --------------

HEALTHCARE--1.29%
Bausch & Lomb, Inc. #                                    1,103           71,099
Cardinal Health, Inc.                                    9,033          525,269
HCA, Inc.                                                8,787          351,129
Health Management Associates, Inc.                       4,945          112,350
Humana, Inc. *                                           3,274           97,205
IMS Health, Inc.                                         4,920          114,193
Manor Care, Inc.                                         1,871           66,290
McKesson Corp.                                           6,167          194,014
Quest Diagnostics, Inc.                                  2,116          202,184
Tenet Healthcare Corp. *                                 9,468          103,959
UnitedHealth Group, Inc.                                13,625        1,199,409
                                                                 --------------
                                                                      3,037,101
                                                                 --------------

HOLDING COMPANIES--0.11%
Loews Corp.                                              3,791          266,507
                                                                 --------------

HOME FURNISHINGS--0.26%
Leggett & Platt, Inc.                                    3,981          113,180
Masco Corp.                                              9,575          349,775
Newell Rubbermaid, Inc.                                  5,499          133,021
                                                                 --------------
                                                                        595,976
                                                                 --------------

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

HOUSEHOLD PRODUCTS--1.31%
Clorox Co., The #                                        3,167   $      186,631
Proctor & Gamble Co., The                               53,008        2,919,681
                                                                 --------------
                                                                      3,106,312
                                                                 --------------

HUMAN RESOURCES--0.04%
Robert Half International, Inc. #                        3,408          100,297
                                                                 --------------

INSURANCE--4.49%
Ace, Ltd.                                                5,919          253,037
Aetna, Inc.                                              3,077          383,856
AFLAC, Inc.                                             10,792          429,953
Allstate Corp., The                                     14,307          739,958
American International Group, Inc.                      54,330        3,567,851
Aon Corp.                                                6,419          153,157
Chubb Corp., The                                         3,988          306,677
CIGNA Corp.                                              2,798          228,233
Cincinnati Financial Corp.                               3,396          150,307
Hartford Financial Services Group, Inc., The             6,209          430,346
Jefferson-Pilot Corp. #**                                2,885          149,905
Lincoln National Corp.                                   3,607          168,375
Marsh & McLennan Companies, Inc.                        11,077          364,433
Medco Health Solutions, Inc. *                           5,554          231,046
MetLife, Inc.                                           15,776          639,086
Principal Financial Group, Inc., The                     6,593          269,917
Progressive Corp., The                                   4,172          353,952
SAFECO Corp. #                                           2,768          144,600
St. Paul Travelers Companies, Inc., The                 13,776          510,676
Torchmark Corp. #                                        2,359          134,793
UnumProvident Corp. #                                    5,958          106,887
WellPoint, Inc. *                                        6,216          714,840
XL Capital, Ltd.                                         2,972          230,776
                                                                 --------------
                                                                     10,662,661
                                                                 --------------

INTERNET SERVICES--0.45%
Yahoo!, Inc. *                                          28,492        1,073,579
                                                                 --------------

LODGING--0.31%
Hilton Hotels Corp.                                      8,141          185,126
Marriott International, Inc. #                           4,704          296,258
Starwood Hotels & Resorts Worldwide, Inc.                4,358          254,507
                                                                 --------------
                                                                        735,891
                                                                 --------------

MACHINERY--0.70%
Black & Decker Corp., The                                1,615          142,653
Caterpillar, Inc. #                                      7,180          700,122
Deere & Co.                                              5,238          389,707
Ingersoll-Rand Co.                                       3,659          293,818
Snap-on, Inc.                                            1,212           41,644
Stanley Works, The #                                     1,789           87,643
                                                                 --------------
                                                                      1,655,587
                                                                 --------------

MANUFACTURING--2.42%
3M Co.                                                  16,375        1,343,896
Cooper Industries, Ltd.                                  1,892          128,448
Corning, Inc. *                                         29,303          344,896
Danaher Corp.                                            6,502          373,280
Dover Corp. #                                            4,088          171,451
Eaton Corp.                                              3,250   $      235,170
Fortune Brands, Inc.                                     2,957          228,221
Illinois Tool Works, Inc.                                6,167          571,558
ITT Industries, Inc.                                     1,900          160,455
Pall Corp.                                               2,513           72,751
Parker-Hannifin Corp.                                    2,566          194,349
Rockwell Automation, Inc.                                3,749          185,763
Textron, Inc.                                            2,975          219,555
Tyco International, Ltd.                                41,928        1,498,507
                                                                 --------------
                                                                      5,728,300
                                                                 --------------

MEDICAL - BIOTECHNOLOGY--1.14%
Amgen, Inc. *                                           26,335        1,689,390
Applera Corporation - Applied Biosystems Group           4,230           88,449
Biogen Idec, Inc. *                                      7,122          474,396
Chiron Corp. *                                           3,768          125,587
Genzyme Corp. *                                          4,786          277,923
Millipore Corp. *#                                         953           47,469
                                                                 --------------
                                                                      2,703,214
                                                                 --------------

MEDICAL PRODUCTS--3.64%
Baxter International, Inc.                              12,668          437,553
Becton, Dickinson & Co.                                  5,128          291,270
Biomet, Inc.                                             5,208          225,975
Boston Scientific Corp. *#                              17,658          627,742
C. R. Bard, Inc.                                         2,280          145,874
Fisher Scientific International, Inc. *                  2,500          155,950
Guidant Corp.                                            6,623          477,518
Johnson & Johnson                                       61,903        3,925,888
Medtronic, Inc.                                         25,331        1,258,191
St. Jude Medical, Inc. *                                 7,338          307,682
Stryker Corp. #                                          8,452          407,809
Zimmer Holdings, Inc. *                                  5,086          407,490
                                                                 --------------
                                                                      8,668,942
                                                                 --------------

MINING & METALS - FERROUS & NONFERROUS--0.46%
Alcoa, Inc.                                             18,116          569,205
Allegheny Technologies, Inc.                             2,073           44,922
Nucor Corp. #                                            3,248          170,000
Phelps Dodge Corp.                                       1,993          197,148
United States Steel Corp.                                2,450          125,563
                                                                 --------------
                                                                      1,106,838
                                                                 --------------
MINING & METALS - PRECIOUS--0.23%
Freeport-McMoRan Copper & Gold, Inc., Class B #          3,971          151,811
Newmont Mining Corp. #                                   9,349          415,189
                                                                 --------------
                                                                        567,000
                                                                 --------------

MOTOR VEHICLE MANUFACTURING--0.74%
Ford Motor Co. #                                        38,056          557,138
General Motors Corp.                                    11,643          466,419
Harley-Davidson, Inc.                                    6,128          372,276
Navistar International Corp. *#                          1,346           59,197
PACCAR, Inc.                                             3,731          300,271
                                                                 --------------
                                                                      1,755,301
                                                                 --------------

MULTIMEDIA--2.59%
Gannett Company, Inc.                                    5,325          435,053
McGraw-Hill Companies, Inc., The                         4,063          371,927

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MULTIMEDIA--CONTINUED
News Corporation, Inc., Class A                         53,200   $      992,712
Time Warner, Inc. *                                     95,467        1,855,878
Viacom, Inc., Class B                                   35,547        1,293,555
Walt Disney Co., The                                    42,974        1,194,677
                                                                 --------------
                                                                      6,143,802
                                                                 --------------

OFFICE EQUIPMENT--0.30%
Avery Dennison Corp.                                     2,272          136,252
Pitney Bowes, Inc.                                       4,726          218,719
Tektronix, Inc. #                                        1,726           52,142
Xerox Corp. *                                           17,661          300,414
                                                                 --------------
                                                                        707,527
                                                                 --------------

OIL & GAS - DISTRIBUTION & MARKETING--0.41%
Burlington Resources, Inc.                               8,112          352,872
Kinder Morgan, Inc.                                      2,533          185,238
Nicor, Inc. #                                              919           33,948
Sempra Energy                                            4,708          172,689
Valero Energy Corp.                                      5,400          245,160
                                                                 --------------
                                                                        989,907
                                                                 --------------

OIL & GAS - INTEGRATED--5.05%
Amerada Hess Corp.                                       1,820          149,932
ChevronTexaco Corp.                                     44,178        2,319,787
ConocoPhillips                                          14,361        1,246,966
El Paso Corp.                                           13,917          144,737
Exxon Mobil Corp.                                      134,517        6,895,341
Marathon Oil Corp.                                       7,161          269,325
Nabors Industries, Ltd. *#                               3,157          161,923
Occidental Petroleum Corp.                               8,236          480,653
Sunoco, Inc.                                             1,531          125,098
Williams Companies, Inc., The #                         11,780          191,896
                                                                 --------------
                                                                     11,985,658
                                                                 --------------

OIL & GAS PRODUCERS--0.87%
Anadarko Petroleum Corp.                                 5,268          341,419
Apache Corp. *                                           6,836          345,697
Devon Energy Corp.                                      10,170          395,816
EOG Resources, Inc.                                      2,350          167,696
Kerr-McGee Corp.                                         3,139          181,403
Noble Corp. *                                            2,702          134,397
Rowan Companies, Inc. *#                                 2,333           60,425
Unocal Corp.                                             5,514          238,425
XTO Energy, Inc.                                         4,800          169,824
                                                                 --------------
                                                                      2,035,102
                                                                 --------------

OIL & GAS SERVICES & EQUIPMENT--0.84%
Baker Hughes, Inc.                                       7,060          301,250
BJ Services Co.                                          3,457          160,889
Dynegy, Inc. *                                           7,828           36,165
Halliburton Co.                                          9,302          365,010
Schlumberger, Ltd.                                      12,388          829,377
Transocean, Inc. *                                       6,578          278,841
                                                                 --------------
                                                                      1,971,532
                                                                 --------------

PACKAGING & CONTAINERS--0.15%
Ball Corp.                                               2,360          103,793
Bemis Company, Inc. #                                    2,182           63,474
Pactiv Corp. *#                                          3,285           83,078
Sealed Air Corp. *                                       1,735           92,423
                                                                 --------------
                                                                        342,768
                                                                 --------------

PHARMACEUTICAL--5.63%
Abbott Laboratories                                     32,660   $    1,523,589
Allergan, Inc. #                                         2,790          226,185
AmerisourceBergen Corp.                                  2,291          134,436
Bristol-Myers Squibb Co.                                40,343        1,033,588
Caremark Rx, Inc. *                                      9,800          386,414
Eli Lilly & Co. #                                       23,627        1,340,832
Forest Laboratories, Inc. *                              7,681          344,570
Gilead Sciences, Inc. *                                  8,800          307,912
Hospira, Inc. *                                          3,163          105,961
King Pharmaceuticals, Inc. *                             4,999           61,988
MedImmune, Inc. *#                                       5,013          135,902
Merck & Company, Inc.                                   46,234        1,485,961
Mylan Laboratories, Inc.                                 5,400           95,472
Pfizer, Inc.                                           157,034        4,222,644
Schering-Plough Corp.                                   30,522          637,299
Watson Pharmaceuticals, Inc. *#                          2,166           71,066
Wyeth                                                   27,951        1,190,433
                                                                 --------------
                                                                     13,304,252
                                                                 --------------

PHOTO EQUIPMENT--0.08%
Eastman Kodak Co.                                        5,796          186,921
                                                                 --------------

PUBLISHING & PRINTING--0.34%
Dow Jones & Company, Inc. #                              1,679           72,298
Knight-Ridder, Inc.                                      1,656          110,853
Meredith Corp. #                                         1,029           55,772
New York Times Co., The                                  3,066          125,093
R.R. Donnelley & Sons Co.                                4,627          163,287
Tribune Co.                                              6,841          288,280
                                                                 --------------
                                                                        815,583
                                                                 --------------

RAILROAD--0.28%
Burlington Northern Sante Fe Corp.                       7,772          367,693
Norfolk Southern Corp.                                   8,302          300,449
                                                                 --------------
                                                                        668,142
                                                                 --------------

REAL ESTATE--0.48%
Apartment Investment & Management Co., REIT              1,912           73,688
Archstone-Smith Trust, REIT #                            3,500          134,050
Equity Office Properties Trust, REIT                     8,498          247,462
Equity Residential, REIT                                 5,924          214,330
ProLogis, REIT                                           3,699          160,278
Simon Property Group, Inc., REIT                         4,682          302,785
                                                                 --------------
                                                                      1,132,593
                                                                 --------------

RETAIL - INTERNET--0.68%
eBay, Inc. *                                            13,794        1,603,966
                                                                 --------------

RETAIL STORES--6.66%
Albertson's, Inc. #                                      7,417          177,118
AutoNation, Inc. *                                       5,675          109,017
AutoZone, Inc. *                                         1,808          165,088
Bed Bath & Beyond, Inc. *                                6,274          249,893
Best Buy Company, Inc.                                   6,819          405,185
Big Lots, Inc. *#                                        2,474           30,010
Circuit City Stores-Circuit City Group                   4,402           68,847
Costco Wholesale Corp.                                   9,640          466,672

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

RETAIL STORES--CONTINUED
CVS Corp. #                                              8,386   $      377,957
Dillards, Inc.                                           1,642           44,121
Dollar General Corp.                                     6,730          139,782
Family Dollar Stores, Inc. #                             3,469          108,337
Federated Department Stores, Inc.                        3,779          218,388
Gap, Inc., The                                          18,565          392,093
Home Depot, Inc., The                                   45,733        1,954,628
J.C. Penney Company, Inc.                                5,888          243,763
Kohl's Corp. *                                           7,166          352,352
Kroger Co., The *                                       15,187          266,380
Limited Brands                                           8,477          195,141
Lowe's Companies, Inc.                                  16,359          942,115
May Department Stores Co., The                           5,903          173,548
Nordstrom, Inc.                                          2,790          130,377
Office Depot, Inc. *                                     6,243          108,378
RadioShack Corp.                                         3,418          112,384
Safeway, Inc. *                                          9,416          185,872
Sears, Roebuck & Co. #                                   4,440          226,573
Sherwin-Williams Co., The                                2,946          131,480
Staples, Inc.                                           10,505          354,124
Starbucks Corp. *                                        8,201          511,414
Target Corp.                                            18,932          983,139
Tiffany & Co. #                                          2,977           95,175
TJX Companies, Inc., The                                10,312          259,141
Toys "R" Us, Inc. *                                      4,366           89,372
Walgreen Co.                                            21,241          815,017
Wal-Mart Stores, Inc.                                   88,303        4,664,164
                                                                 --------------
                                                                     15,747,045
                                                                 --------------

TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--1.08%
ADC Telecommunications, Inc. *                          16,618           44,536
Andrew Corp. *                                           3,070           41,844
Avaya, Inc. *                                            9,084          156,245
Broadcom Corp. *                                         6,785          219,020
CIENA Corp. *                                           12,987           43,377
JDS Uniphase Corp. *                                    28,824           91,372
Lucent Technologies, Inc. *#                            88,421          332,463
QUALCOMM, Inc.                                          34,026        1,442,702
Scientific-Atlanta, Inc.                                 3,074          101,473
Tellabs, Inc. *                                          8,415           72,285
                                                                 --------------
                                                                      2,545,317
                                                                 --------------

TELECOMMUNICATIONS - INTEGRATED--2.86%
ALLTEL Corp.                                             6,333   $      372,127
AT&T Corp.                                              16,736          318,988
BellSouth Corp.                                         37,994        1,055,853
Qwest Communications International, Inc. *#             37,712          167,441
SBC Communications, Inc.                                69,141        1,781,764
Sprint Corp.                                            30,384          755,042
Verizon Communications, Inc.                            57,809        2,341,843
                                                                 --------------
                                                                      6,793,058
                                                                 --------------

TELECOMMUNICATIONS - WIRELESS--0.30%
Nextel Communications, Inc. *                           23,366          700,980
                                                                 --------------

TELECOMMUNICATIONS - WIRELINE--0.08%
CenturyTel, Inc.                                         2,863          101,551
Citizens Communications Co.                              7,158           98,709
                                                                 --------------
                                                                        200,260
                                                                 --------------

TEXTILES & APPAREL--0.46%
Coach, Inc. *                                            4,000          225,600
Jones Apparel Group, Inc.                                2,623           95,923
Liz Claiborne, Inc.                                      2,152           90,836
Nike, Inc., Class B                                      5,532          501,697
Reebok International, Ltd. #                             1,155           50,820
V.F. Corp. #                                             2,330          129,035
                                                                 --------------
                                                                      1,093,911
                                                                 --------------

TOBACCO--1.27%
Altria Group, Inc.                                      42,792        2,614,591
Reynolds American, Inc.                                  3,101          243,739
UST, Inc. #                                              3,366          161,938
                                                                 --------------
                                                                      3,020,268
                                                                 --------------

TOYS--0.10%
Hasbro, Inc.                                             3,541           68,625
Mattel, Inc.                                             8,965          174,728
                                                                 --------------
                                                                        243,353
                                                                 --------------

TRANSPORTATION--0.48%
CSX Corp.                                                4,338          173,867
FedEx Corp.                                              6,237          614,282
Union Pacific Corp.                                      5,348          359,653
                                                                 --------------
                                                                      1,147,802
                                                                 --------------

TRAVEL SERVICES--0.03%
Sabre Holdings Corp.                                     2,911           64,508
                                                                 --------------

                       See notes to financial statements.

COMPANY                                                 SHARES    MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

UTILITIES - ELECTRIC & GAS--2.82%
AES Corp., The *                                        13,762   $      188,127
Allegheny Energy, Inc. *#                                2,973           58,598
Ameren Corp.                                             4,096          205,373
American Electric Power Company, Inc.                    8,381          287,804
Calpine Corp. *#                                        11,130           43,852
CenterPoint Energy, Inc. #                               6,261           70,749
Cinergy Corp.                                            3,649          151,908
CMS Energy Corp. *#                                      4,178           43,660
Consolidated Edison, Inc.                                5,142          224,963
Constellation Energy Group                               3,765          164,568
Dominion Resources, Inc.                                 6,890          466,729
DTE Energy Co.                                           3,660          157,856
Duke Energy Corp. #                                     19,686          498,646
Edison International                                     6,869          220,014
Entergy Corp.                                            4,807          324,905
Exelon Corp.                                            13,880          611,692
FirstEnergy Corp.                                        6,977          275,661
FPL Group, Inc.                                          3,913          292,497
KeySpan Corp.                                            3,265          128,804
NiSource, Inc. #                                         5,297          120,666
Peoples Energy Corp.                                       756           33,226
PG&E Corp. *                                             8,409          279,852
Pinnacle West Capital Corp.                              1,824           81,004
Power-One, Inc. *#                                       1,525           13,603
PPL Corp.                                                3,965          211,255
Progress Energy, Inc.                                    5,217          236,017
Public Service Enterprise Group, Inc.                    4,871          252,172
Southern Co., The #                                     15,235          510,677
TECO Energy, Inc.                                        3,757           57,632
TXU Corp. #                                              5,007          323,252
Xcel Energy, Inc. #                                      8,200          149,240
                                                                 --------------
                                                                      6,685,002
                                                                 --------------

TOTAL COMMON STOCK
 (Cost $247,956,577)                                                235,342,749
                                                                 --------------

COMPANY                                        PRINCIPAL VALUE    MARKET VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.08%

U.S. TREASURY BILLS,
  BONDS, AND NOTES--0.08%
U.S. Treasury Bill, 2.155%, due 03/17/05 @     $       200,000   $      199,151
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $199,133)                                                        199,151
                                                                 --------------

 REPURCHASE AGREEMENTS--3.51%

BANKING--3.51%
Deutsche Bank Securities, Inc., 2.200%,
 dated 12/31/04, due 01/03/05,
 repurchase price $8,525,000,
 (collateralized by Federal Home Loan
 Bank Notes, 2.000%, due 02/13/06,
 value $8,469,125) ***                               8,329,420        8,329,420
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
 (Cost $8,329,420)                                                    8,329,420
                                                                 --------------
TOTAL INVESTMENTS
 (Cost $256,485,130)                                    102.77%     243,871,320
Other assets, less liabilities                          ( 2.77)     ( 6,581,143)
                                               ---------------   --------------

TOTAL NET ASSETS                                        100.00%  $  237,290,177
                                               ===============   ==============

*    NON-INCOME PRODUCING SECURITY.

#    ALL OR A PORTION OF THIS SECURITY IS ON LOAN (SEE NOTE B).

@ SECURITY OR A PORTION OF THE SECURITY PLEDGED TO COVER THE MARGIN AND COLLATERAL REQUIREMENTS FOR FUTURES (NOTE B). AT THE END OF THE PERIOD, THE AGGREGATE MARKET VALUE OF THE SECURITIES PLEDGED WAS $2,978,651. THE UNDERLYING FACE AMOUNT, AT MARKET VALUE, OF THE OPEN FUTURES CONTRACTS WAS $1,941,920 AT DECEMBER 31, 2004.

REIT - REAL ESTATE INVESTMENT TRUST

** INVESTMENTS IN COMPANIES CONSIDERED TO BE AFFILIATES OF THE PORTFOLIO ARE AS FOLLOWS:

                                BALANCE AT                          GAINS (LOSSES)
                               BEGINNING OF    GROSS      GROSS       DURING THE    MARKET VALUE  DIVIDEND
COMPANY                           PERIOD     ADDITIONS  REDUCTIONS      PERIOD       AT 12/31/04   INCOME
Jefferson-Pilot Corporation    $    146,125  $       -  $        -  $            -  $    149,905  $  4,241
Mellon Financial Corporation        279,550     12,036           -               -       283,288     6,238
                               ------------                                         ------------  --------
                               $    425,675                                         $    433,193  $ 10,479
                               ============                                         ============  ========

JEFFERSON-PILOT CORPORATION IS THE PARENT COMPANY OF THE FUND'S ADVISOR, JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION.
MELLON FINANCIAL CORPORATION IS THE PARENT COMPANY OF THE PORTFOLIO'S SUBADVISER, MELLON CAPITAL MANAGEMENT CORPORATION.
*** THE REPURCHASE AGREEMENT IS PLEDGED AS COLLATERAL FOR THE SECURITIES ON LOAN, WHICH WERE VALUED AT $8,059,720 AT DECEMBER 31, 2004.

                       See notes to financial statements.

                                VALUE PORTFOLIO

                                PORTFOLIO MANAGER
                       Credit Suisse Asset Management, LLC
                                (Since 08/28/97)

   STEPHEN J. KASZYNSKI, CFA                 ROBERT E. RESCOE, CFA
        MANAGING DIRECTOR                            DIRECTOR
-  Joined Credit Suisse Asset          -  Joined Credit Suisse Asset
     Management, LLC in 2004                Management, LLC in 1999
-  B.A. from Knox College              -  B.A. from Tulane University
-  M.B.A. from the University of       -  M.B.A. from University of Texas
     Chicago Graduate School of        -  Chartered Financial Analyst
     Business
-  Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

 The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

                            NET ASSETS AS OF 12/31/04
                                   $83,801,532

THE MARKET: SOFT SUMMER, STRONG FOURTH QUARTER

     The U.S. equity market began the period on a positive note, continuing a rally fueled by optimism over the economy and corporate profit growth. However, the market quickly encountered headwinds, mostly in the form of domestic and international political uncertainty, worries over rising interest rates and a surge in oil prices. Stocks languished into late October, but ended the year on a bright note when a decisive presidential election, better employment numbers and benign inflation helped ease risk concerns.

     Value stocks soundly outpaced growth stocks for the 12 months-and were less volatile as well-reflecting the outperformance of energy and industrial-type companies, which comprise a larger share of the value universe. Broadly, large cap equities trailed small caps, a trend often (but not always) seen in the early stages of economic recovery.

[SIDENOTE]

[CHART]

PERCENT OF INVESTMENTS

Common Stock                           100.00%

                               NUMBER OF HOLDINGS

                                       59

                              PERCENT OF
TOP TEN HOLDINGS              NET ASSETS
----------------------------------------
Bank of America Corp.               3.43%
Exxon Mobil Corp.                   3.25%
Citigroup, Inc.                     3.04%
Tyco International, Ltd.            2.96%
ConocoPhillips                      2.92%
Eaton Corp.                         2.80%
Hartford Financial Services
 Group, Inc., The                   2.74%
Wells Fargo & Co.                   2.69%
Wachovia Corp.                      2.67%
Prudential Financial, Inc.          2.34%

                              PERCENT OF
TOP TEN INDUSTRIES            NET ASSETS
----------------------------------------
Banking                            16.09%
Manufacturing                       9.61%
Oil & Gas - Integrated              7.78%
Financial Services                  7.75%
Insurance                           7.24%
Aerospace & Defense                 4.47%
Computer Equipment
 & Services                         3.42%
Chemicals                           3.37%
Multimedia                          2.76%
Retail Stores                       2.68%

STRATEGIC REVIEW: FOCUS ON COMPANY FUNDAMENTALS

     The Value Portfolio had a gain in this environment but underperformed the Russell 1000(R) Value Index, which rose 16.49%. We attribute this primarily to stock selection in the technology sector. Holdings that detracted from performance included Unisys, an infrastructure solutions provider, and Seagate Technology, a disc drive manufacturer. We eliminated both positions in the period, based on our concerns over their business fundamentals. The Portfolio's underweight in utility-related holdings also hindered its return.

     On the positive side, the Portfolio's multi-business industrial companies aided its absolute and relative return; our nearly double weighting in this outperforming sector was also a plus. Tyco had a sizable gain amid an ongoing turnaround under new management. Other standouts were Textron and Eaton, both benefiting from improvements in demand and free cash-flows.

     Regarding noteworthy recent Portfolio activity, our purchases included Capital One Financial, a leading credit card company that we think will benefit from rising lending rates. Another financial services stock we bought was Mellon, which offers exposure to transaction processing and asset management. In the utilities sector we purchased Telus, a Canadian telecommunications stock trading at a significant discount to its US equivalents, in a less competitive market. Our view is that the gap will close over time as the company's free cash flow improves. The stock represents our theme of owning companies with the potential to boost their dividends or return capital to shareholders through share buybacks.

     Our sales included State Street, which we sold as we saw a better opportunity in Mellon. We eliminated our stake in Lear, an auto parts maker that we believe will be hampered by rising input costs and reductions in domestic orders. We sold Boeing based on valuation and as the company lost some orders to a major competitor.

     Looking ahead, we believe that, while the U.S. economy should remain in a growth mode in 2005, the market is less likely to show the strength seen in the past two calendar years as earnings momentum softens. That said, we expect to continue to find attractive purchase opportunities on a bottom-up basis, particularly among companies with robust business models and relatively high dividends.

[CHART]

               VALUE PORTFOLIO AND THE RUSSELL 1000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE     VALUE PORTFOLIO    RUSSELL 1000(R) VALUE INDEX
--------   ---------------    ---------------------------
05/01/92            10,000                         10,000
06/30/92             9,696                         10,032
09/30/92             9,824                         10,241
12/31/92            10,820                         10,839
03/31/93            11,276                         11,886
06/30/93            11,300                         12,234
09/30/93            11,895                         12,838
12/31/93            12,436                         12,803
03/31/94            12,070                         12,356
06/30/94            11,996                         12,433
09/30/94            12,248                         12,750
12/31/94            11,910                         12,548
03/31/95            12,871                         13,741
06/30/95            14,352                         14,972
09/30/95            15,496                         16,280
12/31/95            15,908                         17,361
03/31/96            16,489                         18,343
06/30/96            17,365                         18,659
09/30/96            17,639                         19,202
12/31/96            19,548                         21,117
03/31/97            19,874                         21,658
06/30/97            22,999                         24,851
09/30/97            25,028                         27,326
12/31/97            25,200                         28,547
03/31/98            28,197                         31,874
06/30/98            28,530                         32,017
09/30/98            24,440                         28,308
12/31/98            28,384                         33,008
03/31/99            28,195                         33,481
06/30/99            32,628                         37,257
09/30/99            30,015                         33,607
12/31/99            30,016                         35,434
03/31/00            29,536                         35,603
06/30/00            29,404                         33,934
09/30/00            31,290                         36,603
12/31/00            32,794                         37,919
03/31/01            32,487                         35,699
06/30/01            33,982                         37,441
09/30/01            30,301                         33,340
12/31/01            33,300                         35,799
03/31/02            34,018                         37,263
06/30/02            30,557                         34,088
09/30/02            24,672                         27,690
12/31/02            26,188                         30,243
03/31/03            25,442                         28,773
06/30/03            29,092                         33,742
09/30/03            29,611                         34,437
12/31/03            33,567                         39,324
03/31/04            33,653                         40,515
06/30/04            34,552                         41,597
09/30/04            34,503                         42,238
12/31/04            37,545                         46,622

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                RUSSELL
                                1000(R)
                                 VALUE
                    VALUE        INDEX
1 YEAR              11.85%      16.49%
5 YEAR               4.57%       5.27%
10 YEAR             12.53%      13.82%
INCEPTION           11.00%      12.91%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                 VALUE PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                   DECEMBER        DECEMBER         DECEMBER         DECEMBER        DECEMBER
                                                   31, 2004        31, 2003         31, 2002         31, 2001        31, 2000
 Net asset value, beginning of period            $       19.33    $       15.22    $       19.52    $       19.43   $       20.06

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                    0.27             0.18             0.14             0.14            0.21
 Net gains and losses on securities
  (both realized and unrealized)                          2.00             4.07            (4.28)            0.15            1.41
                                                 -------------    -------------    -------------    -------------   -------------

  Total from investment operations                        2.27             4.25            (4.14)            0.29            1.62

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                    (0.18)           (0.14)           (0.16)           (0.19)          (0.17)
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                                           (0.01)          (2.08)
 Distributions in excess of capital gains
                                                 -------------    -------------    -------------    -------------   -------------

 Total distributions                                     (0.18)           (0.14)           (0.16)           (0.20)          (2.25)

Net asset value, end of period                   $       21.42    $       19.33    $       15.22    $       19.52   $       19.43
                                                 =============    =============    =============    =============   =============
Total Return (A)                                         11.85%           28.18%          (21.36%)           1.54%           9.25%

Ratios to Average Net Assets:
 Expenses                                                 0.82%            0.83%            0.81%            0.83%           0.81%
 Net investment income                                    1.30%            1.08%            0.75%            0.89%           1.17%

Portfolio Turnover Rate                                  39.07%           70.95%           41.00%           40.95%          79.47%

Net Assets, At End of Period                     $  83,801,532    $  82,914,337    $  69,268,418    $  96,103,870   $  82,995,853

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                                 VALUE PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCK--98.73%

COMPANY                                                SHARES     MARKET VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.47%
Lockheed Martin Corp.                                  33,600    $    1,866,480
United Technologies Corp.                              18,200         1,880,970
                                                                 --------------
                                                                      3,747,450
                                                                 --------------
APPLIANCES--1.55%
Maytag Corp.                                           61,500         1,297,650
                                                                 --------------
AUTOMOTIVE PARTS & EQUIPMENT--2.24%
Johnson Controls, Inc.                                 29,600         1,877,824
                                                                 --------------
BANKING--16.09%
Bank of America Corp.                                  61,100         2,871,093
Citigroup, Inc.                                        52,900         2,548,722
Mellon Financial Corp.                                 49,400         1,536,834
North Fork Bancorporation, Inc.                        40,200         1,159,770
U.S. Bancorp                                           27,900           873,828
Wachovia Corp.                                         42,600         2,240,760
Wells Fargo & Co.                                      36,300         2,256,045
                                                                 --------------
                                                                     13,487,052
                                                                 --------------
BUILDING MATERIALS--0.98%
American Standard Companies, Inc. *                    19,800           818,136
                                                                 --------------
CHEMICALS--3.37%
E.I. du Pont de Nemours & Co.                          38,300         1,878,615
PPG Industries, Inc.                                   13,900           947,424
                                                                 --------------
                                                                      2,826,039
                                                                 --------------
COMPUTER EQUIPMENT & SERVICES--3.42%
Hewlett-Packard Co.                                    92,747         1,944,905
International Business Machines Corp.                   9,300           916,794
                                                                 --------------
                                                                      2,861,699
                                                                 --------------
DIVERSIFIED OPERATIONS--2.05%
General Electric Co.                                   47,000         1,715,500
                                                                 --------------
ELECTRICAL EQUIPMENT--1.06%
Emerson Electric Co.                                   12,600           883,260
                                                                 --------------
ELECTRONICS - SEMICONDUCTORS--0.99%
Intel Corp.                                            35,600           832,684
                                                                 --------------

FINANCIAL SERVICES--7.75%
Capital One Financial Corp.                            19,100         1,608,411
Lehman Brothers Holdings, Inc.                         18,400         1,609,632
Morgan Stanley                                         23,700         1,315,824
Prudential Financial, Inc.                             35,700         1,962,072
                                                                 --------------
                                                                      6,495,939
                                                                 --------------
FOOD PRODUCTS--1.41%
General Mills, Inc.                                    23,800         1,183,098
                                                                 --------------
FOOD SERVICE & RESTAURANTS--1.13%
McDonald's Corp.                                       29,600           948,976
                                                                 --------------

FOREST PRODUCTS & PAPER--2.30%
MeadWestvaco Corp.                                     56,800         1,924,952
                                                                 --------------
GOVERNMENT AGENCY--1.00%
Fannie Mae                                             11,800           840,278
                                                                 --------------
INSURANCE--7.24%
Aetna, Inc.                                            10,900         1,359,775
Allstate Corp., The                                    23,700         1,225,764
Hartford Financial Services Group, Inc., The           33,100         2,294,161
St. Paul Travelers Companies, Inc., The                31,900         1,182,533
                                                                 --------------
                                                                      6,062,233
                                                                 --------------
MANUFACTURING--9.61%
Eaton Corp.                                            32,400         2,344,464
ITT Industries, Inc.                                   21,900         1,849,455
Textron, Inc.                                          18,600    $    1,372,680
Tyco International, Ltd.                               69,500         2,483,930
                                                                 --------------
                                                                      8,050,529
                                                                 --------------
MEDICAL PRODUCTS--1.89%
Johnson & Johnson                                      24,900         1,579,158
                                                                 --------------
MINING & METALS - FERROUS & NONFERROUS--0.93%
Alcoa, Inc.                                            24,800           779,216
                                                                 --------------
MULTIMEDIA--2.76%
Gannett Company, Inc.                                  18,200         1,486,940
Viacom, Inc., Class B                                  22,900           833,331
                                                                 --------------
                                                                      2,320,271
                                                                 --------------
OIL & GAS - DISTRIBUTION & MARKETING--1.15%
Burlington Resources, Inc.                             22,200           965,700
                                                                 --------------
OIL & GAS - INTEGRATED--7.78%
ConocoPhillips                                         28,210         2,449,474
Exxon Mobil Corp.                                      53,200         2,727,032
Pioneer Natural Resources Co.                          12,300           431,730
Weatherford International, Ltd. *                      17,800           913,140
                                                                 --------------
                                                                      6,521,376
                                                                 --------------
OIL & GAS PRODUCERS--2.22%
Apache Corp. *                                         20,800         1,051,856
Murphy Oil Corp.                                       10,000           804,500
                                                                 --------------
                                                                      1,856,356
                                                                 --------------
OIL & GAS SERVICES & EQUIPMENT--1.02%
BJ Services Co.                                        18,400           856,336
                                                                 --------------
PACKAGING & CONTAINERS--0.73%
Smurfit-Stone Container Corp. *                        32,900           614,572
                                                                 --------------
PHARMACEUTICAL--1.08%
Schering-Plough Corp.                                  43,300           904,104
                                                                 --------------
PUBLISHING & PRINTING--0.80%
Tribune Co.                                            15,900           670,026
                                                                 --------------
RAILROAD--2.20%
Burlington Northern Sante Fe Corp.                     39,000         1,845,090
                                                                 --------------
RETAIL STORES--2.68%

May Department Stores Co., The                         48,700         1,431,780
TJX Companies, Inc., The                               32,400           814,212
                                                                 --------------
                                                                      2,245,992
                                                                 --------------
TELECOMMUNICATIONS - INTEGRATED--2.37%
ALLTEL Corp.                                           14,300           840,268
Verizon Communications, Inc.                           28,300         1,146,433
                                                                 --------------
                                                                      1,986,701
                                                                 --------------
TELECOMMUNICATIONS - WIRELINE--1.55%
Telus Corp.                                            45,000         1,300,500
                                                                 --------------
TOBACCO--2.01%
Altria Group, Inc.                                     27,600         1,686,360
                                                                 --------------
UTILITIES - ELECTRIC & GAS--0.90%
Progress Energy, Inc.                                  16,700           755,508
                                                                 --------------
TOTAL COMMON STOCK
 (Cost $64,657,167)                                                  82,740,565
                                                                 --------------
TOTAL INVESTMENTS
 (Cost $64,657,167)                                     98.73%       82,740,565
Other assets, less liabilities                           1.27         1,060,967
                                                -------------    --------------
TOTAL NET ASSETS                                       100.00%   $   83,801,532
                                                =============    ==============

* NON-INCOME PRODUCING SECURITY.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.

           ROBERT E. TURNER, CFA                  CHRISTOPHER K. McHUGH
   CHAIRMAN AND CHIEF INVESTMENT OFFICER          SENIOR PORTFOLIO MANAGER
-  Joined Turner Investment               -  Joined Turner Investment
     Partners, Inc. in 1990                    Partners, Inc. in 1990
-  Bachelor's degree from Bradley         -  Bachelor's degree from
     University                                Philadelphia University
-  M.B.A. from Bradley University         -  M.B.A. from St. Joseph's University
-  24 years of investment experience      -  19 years of investment experience
-  Chartered Financial Analyst

                             WILLIAM C. McVAIL, CFA
                            SENIOR PORTFOLIO MANAGER

               - Joined Turner Investment Partners, Inc. in 1998
               - Bachelor's degree from Vassar College
               - 18 years of investment experience
               - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

            The Mid-Cap Growth Portfolio seeks capital appreciation.

                            NET ASSETS AS OF 12/31/04
                                   $24,086,448

     After marking time for much of the year, the stock market, as represented by the S&P 500(R) Index, ended the year with a strong finishing kick. The S&P 500(R) sprinted ahead 9.23% in the fourth quarter, helping to secure a second consecutive year of gains for stocks. Overall, the index rose 10.88% for all of 2004. The fourth quarter served as a classic example of how stock-market gains have tended to come in brief, intense bursts; if you subtract the results of the final three months, the S&P 500(R) Index would have been up a mere 1.51% for the year.

     We think much of the gain for all of 2004 can be credited to better-than-expected earnings (63% of the S&P 500(R) Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations). Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues -- the war on terrorism, rising oil prices, the hiking of short-term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential race, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year-to-date through November, net

[SIDENOTE]

[CHART]

PERCENT OF INVESTMENTS

Common Stock                           100.00%

                               NUMBER OF HOLDINGS

                                       120

                                  PERCENT OF
TOP TEN HOLDINGS                  NET ASSETS
--------------------------------------------
Juniper Networks, Inc.                  2.12%
Coach, Inc.                             1.91%
Fisher Scientific
  International, Inc.                   1.64%
Marriott International, Inc.            1.61%
WellPoint, Inc.                         1.49%
VeriSign, Inc.                          1.49%
C. R. Bard, Inc.                        1.48%
Apple Computer, Inc.                    1.47%
Monster Worldwide, Inc.                 1.45%
Yum! Brands, Inc.                       1.40%

                                  PERCENT OF
TOP TEN INDUSTRIES                NET ASSETS
--------------------------------------------
Medical Products                        7.44%
Electronics -
  Semiconductors                        6.81%
Retail Stores                           6.40%
Financial Services                      5.28%
Computer Equipment
  & Services                            5.16%
Computer Software                       4.91%
Internet Services                       4.18%
Commercial Services                     3.33%
Manufacturing                           3.31%
Entertainment & Leisure                 3.30%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

     Among capitalization segments, smaller stocks were the distinct winners in 2004. The Russell 2000(R) Index climbed 14.09% for the quarter and 18.33% for the year. The Russell Midcap(R) Index soared 13.66% in the quarter and 20.22% for the year. In contrast, the large-cap Russell 1000(R) Index gained 9.80% in the quarter and 11.40% for the year.

     Not all stocks in each capitalization segment performed equally, however. For all of 2004, value stocks in aggregate widely outperformed growth stocks, as had been the case in the four previous years. For instance, for all of 2004 the broad-based Russell 3000(R) Value Index returned 16.94%, or 10.01 percentage points more than its growth counterpart did. Growth stocks reaped a better relative performance in the fourth quarter, however, lagging value stocks by just 0.96 percentage points.

     For the one year time period ending December 31, 2004 the Mid-Cap Growth Portfolio returned 11.84% vs. the 15.48% return of the Russell Midcap(R) Growth Index, its benchmark. Seven of the Portfolio's ten sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer discretionary/services and technology sectors. Stocks in those sectors that added value included VeriSign, Research In Motion, F5 Networks, Apple Computer, Inc., Comverse Technology and Wynn Resorts.

     Detracting the most from performance were our weightings in health-care and financial services stocks. Stocks that produced poor relative returns here included Varian Medical Systems, Inc., Invitrogen Corp, Neurocrine Biosciences, Inc., Wellpoint, Inc. and Chicago Mercantile Exchange.

     We are enthused about the return potential of a diverse range of growth stocks, including those of companies in the freight-forwarding, Internet, lodging and gaming, health and wellness, asset and wealth management, financial-technology, biotechnology, HMO, medical products, metals, biometrics, security software, digital-storage, and wireless industries.

     We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

[CHART]

         MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE        MID-CAP GROWTH PORTFOLIO    RUSSELL MID-CAP(R) GROWTH INDEX
--------      ------------------------    -------------------------------
05/01/01                        10,000                             10,000
06/30/01                        10,013                              9,822
09/30/01                         6,865                              7,091
12/31/01                         8,583                              9,011
03/31/02                         8,281                              8,851
06/30/02                         6,671                              7,235
09/30/02                         5,477                              5,992
12/31/02                         5,870                              6,542
03/31/03                         5,937                              6,541
06/30/03                         7,101                              7,768
09/30/03                         7,819                              8,323
12/31/03                         8,780                              9,336
03/31/04                         9,071                              9,787
06/30/04                         9,084                              9,890
09/30/04                         8,443                              9,461
12/31/04                         9,820                             10,780

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

                               RUSSELL
                              MIDCAP(R)
                    MID-CAP    GROWTH
                    GROWTH     INDEX
1 YEAR                11.84%      15.48%
INCEPTION             -0.49%       2.45%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                            MID-CAP GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2001
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED       THROUGH
                                                         DECEMBER        DECEMBER        DECEMBER        DECEMBER
                                                         31, 2004        31, 2003        31, 2002      31, 2001 (A)
 Net asset value, beginning of period                 $       8.78    $       5.87    $       8.58     $      10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                          (0.07)          (0.05)
Net gains and losses on securities
 (both realized and unrealized)                               1.11            2.96           (2.71)           (1.42)
                                                      ------------    ------------    ------------     ------------

 Total from investment operations                             1.04            2.91           (2.71)           (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
 investment income
Distributions from capital gains
Distributions in excess of capital gains
                                                      ------------    ------------    ------------     ------------

 Total distributions                                          0.00            0.00            0.00             0.00

Net asset value, end of period                        $       9.82    $       8.78    $       5.87     $       8.58
                                                      ============    ============    ============     ============

Total Return (B)                                             11.84%          49.59%         (31.62%)         (14.17%)

Ratios to Average Net Assets:
 Expenses                                                     1.09%           1.14%           1.16%            1.24%(C)
 Net investment loss                                         (0.77%)         (0.89%)         (0.94%)          (0.99%)(C)

Portfolio Turnover Rate                                     174.75%         167.27%         236.16%          182.81%

Net Assets, At End of Period                          $ 24,086,448    $ 24,844,179    $ 12,424,488     $ 11,586,092

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMMON STOCK--99.88%

COMPANY                                              SHARES    MARKET VALUE
----------------------------------------------------------------------------
ADVERTISING--1.45%
Monster Worldwide, Inc. *                            10,360    $     348,510
                                                               -------------
AIRLINES--1.09%
Southwest Airlines Co.                               16,070          261,620
                                                               -------------
BANKING--3.07%
City National Corp.                                   1,890          133,529
Northern Trust Corp.                                  3,010          146,226
Silicon Valley Bancshares *                           2,820          126,392
Sovereign Bancorp, Inc.                               6,650          149,958
UCBH Holdings, Inc.                                   4,030          184,655
                                                               -------------
                                                                     740,760
                                                               -------------
BEVERAGES--0.50%
Constellation Brands, Inc. *                          2,620          121,856
                                                               -------------
BROADCASTING--0.45%
Sirius Satellite Radio, Inc. *                       14,070          107,636
                                                               -------------
BUILDING MATERIALS--0.68%
American Standard Companies, Inc. *                   3,980          164,454
                                                               -------------
CHEMICALS--1.68%
Ashland, Inc. *                                       2,030          118,511
Eastman Chemical Co.                                  1,950          112,574
Lyondell Chemical Co.                                 5,980          172,942
                                                               -------------
                                                                     404,027
                                                               -------------
COMMERCIAL SERVICES--3.33%
Alliance Data Systems Corp. *                         5,570          264,464
Global Payments, Inc.                                 2,980          174,449
Laboratory Corporation of America Holdings *          3,390          168,890
Roper Industries, Inc.                                3,200          194,464
                                                               -------------
                                                                     802,267
                                                               -------------
COMPUTER EQUIPMENT & SERVICES--5.16%
Apple Computer, Inc. *                                5,480          352,912
CDW Corp.                                             3,390          224,927
CheckFree Corp. *                                     6,680          254,374
Comverse Technology, Inc. *                          12,900          315,405
Fiserv, Inc. *                                        2,400           96,456
                                                               -------------
                                                                   1,244,074
                                                               -------------
COMPUTER INFORMATION & TECHNOLOGY--2.09%
ChoicePoint, Inc. *                                   3,810          175,222
Cogent, Inc. *                                        3,720          122,760
Cognizant Technology Solutions Corp. *                4,840          204,877
                                                               -------------
                                                                     502,859
                                                               -------------
COMPUTER NETWORK--2.12%
Juniper Networks, Inc. *                             18,740          509,529
                                                               -------------
COMPUTER SOFTWARE--4.91%
Ariba, Inc. *                                         7,440          123,504
Avid Technology, Inc. *                               3,750          231,563
Citrix Systems, Inc. *                                7,320          179,560
Macromedia, Inc. *                                    6,120          190,454
McAfee, Inc. *                                        8,540          247,062
TIBCO Software, Inc. *                               15,650          208,771
                                                               -------------
                                                                   1,180,914
                                                               -------------
ELECTRONIC COMPONENTS--1.66%
Benchmark Electronics, Inc. *                         3,980    $     135,718
Sanmina-SCI Corp. *                                  31,180          264,095
                                                               -------------
                                                                     399,813
                                                               -------------
ELECTRONICS--0.67%
Harman International Industries, Inc.                 1,280          162,560
                                                               -------------
ELECTRONICS - SEMICONDUCTORS--6.81%
Advanced Micro Devices, Inc. *                       11,830          260,497
Cymer, Inc. *                                         6,900          203,826
KLA-Tencor Corp. *                                    5,770          268,767
Lam Research Corp. *                                 11,160          322,636
Marvell Technology Group, Ltd. *                      8,220          291,563
PMC-Sierra, Inc. *                                   26,000          292,500
                                                               -------------
                                                                   1,639,789
                                                               -------------
ENTERTAINMENT & LEISURE--3.30%
MGM Mirage *                                          3,450          250,953
Scientific Games Corp. *                              6,170          147,093
Station Casinos, Inc.                                 4,080          223,094
Wynn Resorts, Ltd. *                                  2,600          173,992
                                                               -------------
                                                                     795,132
                                                               -------------

ENVIRONMENTAL CONTROLS--0.89%
Waters Corp. *                                        4,590          214,766
                                                               -------------
FINANCIAL SERVICES--5.28%
Affiliated Managers Group, Inc. *                     3,110          210,671
Ameritrade Holding Corp. *                            9,480          134,806
Bear Stearns Companies, Inc., The                     1,090          111,518
Doral Financial Corp.                                 2,090          102,933
E*TRADE Financial Corp. *                            19,820          296,309
SEI Investments Co.                                   2,410          101,051
T. Rowe Price Group, Inc.                             5,080          315,976
                                                               -------------
                                                                   1,273,264
                                                               -------------
FOOD PRODUCTS--0.75%
McCormick & Company, Inc.                             4,680          180,648
                                                               -------------
FOOD SERVICE & RESTAURANTS--2.02%
P.F. Chang's China Bistro, Inc. *                     2,630          148,201
Yum! Brands, Inc.                                     7,170          338,281
                                                               -------------
                                                                     486,482
                                                               -------------
HEALTHCARE--2.39%
AMERIGROUP Corp. *                                    1,580          119,543
Bausch & Lomb, Inc.                                   3,900          251,394
Manor Care, Inc.                                        140            4,960
PacifiCare Health Systems, Inc. *                     3,530          199,516
                                                               -------------
                                                                     575,413
                                                               -------------
HOUSEHOLD PRODUCTS--0.70%
Clorox Co., The                                       2,860          168,540
                                                               -------------
HUMAN RESOURCES--1.02%
Robert Half International, Inc.                       8,330          245,152
                                                               -------------
INSURANCE--2.09%
Medco Health Solutions, Inc. *                        3,480          144,768
WellPoint, Inc. *                                     3,130          359,950
                                                               -------------
                                                                     504,718
                                                               -------------

                       See notes to financial statements.

COMPANY                                              SHARES    MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--CONTINUED

INTERNET SERVICES--4.18%
Ask Jeeves, Inc. *                                    6,930    $     185,378
CNET Networks, Inc. *                                16,820          188,889
F5 Networks, Inc. *                                   5,660          275,755
VeriSign, Inc. *                                     10,730          359,670
                                                               -------------
                                                                   1,009,692
                                                               -------------
LODGING--2.41%
Marriott International, Inc.                          6,170          388,587
Starwood Hotels & Resorts Worldwide, Inc.             3,280          191,552
                                                               -------------
                                                                     580,139
                                                               -------------
MANUFACTURING--3.31%
Eaton Corp.                                           1,780          128,801
Pentair, Inc.                                         5,560          242,194
Rockwell Automation, Inc.                             5,070          251,219
WMS Industries, Inc. *                                5,220          175,079
                                                               -------------
                                                                     797,293
                                                               -------------
MEDICAL - BIOTECHNOLOGY--2.03%
Genzyme Corp. *                                       4,900          284,543
Neurocrine Biosciences, Inc. *                        4,140          204,102
                                                               -------------
                                                                     488,645
                                                               -------------
MEDICAL PRODUCTS--7.44%
Biomet, Inc.                                          5,280          229,099
C. R. Bard, Inc.                                      5,560          355,729
Cooper Companies, Inc., The                           2,550          180,005
Dade Behring Holdings, Inc. *                         2,220          124,320
Fisher Scientific International, Inc. *               6,320          394,242
Medicines Co., The *                                  4,880          140,544
MGI Pharma, Inc. *                                    6,820          191,028
Patterson Companies, Inc. *                           4,060          176,163
                                                               -------------
                                                                   1,791,130
                                                               -------------
MEDICAL SUPPLIES--1.13%
INAMED Corp. *                                        4,325          273,556
                                                               -------------
MINING & METALS - FERROUS & NONFERROUS--1.73%
AK Steel Holding Corp. *                              9,470          137,031
Allegheny Technologies, Inc.                          8,210          177,911
Peabody Energy Corp.                                  1,240          100,328
                                                               -------------
                                                                     415,270
                                                               -------------
MULTIMEDIA--0.62%
DreamWorks Animation SKG, Inc. *                      3,980          149,290
                                                               -------------
OIL & GAS PRODUCERS--2.03%
Range Resources Corp.                                 7,970          163,066
Ultra Petroleum Corp. *                               2,240          107,811
XTO Energy, Inc.                                      6,145          217,410
                                                               -------------
                                                                     488,287
                                                               -------------
OIL & GAS SERVICES & EQUIPMENT--3.01%
BJ Services Co.                                       2,590          120,539
Grant Prideco, Inc. *                                 5,230          104,862
Smith International, Inc. *                           2,210          120,246
Teekay Shipping Corp.                                 3,590          151,175
Transocean, Inc. *                                    5,340          226,363
                                                               -------------
                                                                     723,185
                                                               -------------
PHARMACEUTICAL--2.09%
Elan Corporation, PLC, ADR *                          4,170    $     113,633
Eyetech Pharmaceuticals, Inc. *                       2,800          127,400
MedImmune, Inc. *                                     4,400          119,284
Sepracor, Inc. *                                      2,400          142,488
                                                               -------------
                                                                     502,805
                                                               -------------
REAL ESTATE--0.60%
Host Marriott Corp., REIT                             8,410          145,493
                                                               -------------
RETAIL - INTERNET--0.55%
Overstock.com, Inc. *                                 1,920          132,480
                                                               -------------
RETAIL STORES--6.40%
American Eagle Outfitters, Inc. *                     2,650          124,815
Bed Bath & Beyond, Inc. *                             8,000          318,640
Chico's FAS, Inc. *                                   6,920          315,068
RadioShack Corp.                                      5,360          176,237
Urban Outfitters, Inc. *                              3,840          170,496
Whole Foods Market, Inc.                              1,340          127,769
Williams-Sonoma, Inc. *                               8,820          309,053
                                                               -------------
                                                                   1,542,078
                                                               -------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--1.89%
Amdocs, Ltd., ADR *                                   5,850          153,563
Polycom, Inc. *                                      12,950          301,994
                                                               -------------
                                                                     455,557
                                                               -------------
TELECOMMUNICATIONS -
  WIRELESS--2.65%
Alamosa Holdings, Inc. *                             10,170          126,820
American Tower Corp., Class A *                       7,220          132,848
NII Holdings, Inc., Class B *                         4,140          196,443
Western Wireless Corp. *                              6,170          180,781
                                                               -------------
                                                                     636,892
                                                               -------------
TELECOMMUNICATIONS - WIRELINE--0.53%
Sonus Networks, Inc. *                               22,430          128,524
                                                               -------------
TEXTILES & APPAREL--1.91%
Coach, Inc. *                                         8,150          459,660
                                                               -------------
TRANSPORTATION--1.26%
Expeditors International of Washington, Inc.          3,110          173,787
Yellow Roadway Corp. *                                2,330          129,804
                                                               -------------
                                                                     303,591
                                                               -------------
TOTAL COMMON STOCK
  (Cost $19,757,122)                                              24,058,350
                                                               -------------

TOTAL INVESTMENTS
  (Cost $ 19,757,122)                                 99.88%      24,058,350
Other assets, less liabilities                         0.12           28,098
                                                 ----------    -------------

TOTAL NET ASSETS                                     100.00%   $  24,086,448
                                                 ==========    =============

*    NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
REIT - REAL ESTATE INVESTMENT TRUST

                       See notes to financial statements.

                      [This page intentionally left blank]

                             MID-CAP VALUE PORTFOLIO

                               PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                       SENIOR VICE PRESIDENT AND PARTNER

              - Joined Wellington Management Company, LLP in 1985
              - B.A. from Stanford University
              - M.B.A. from The Wharton School of the
                  University of Pennsylvania

                              INVESTMENT OBJECTIVE

       The Mid-Cap Value Portfolio seeks long-term capital appreciation.

                           NET ASSETS AS OF 12/31/04
                                  $45,088,001

PERFORMANCE

     For the year ended December 31, 2004, the Mid-Cap Value Portfolio returned 15.81%, trailing the 21.58% return for the Russell 2500TM Value Index over the same period.

     Performance for 2004 was characterized by strong absolute returns in both mid cap and value stocks. Over the full year, small caps outperformed mid caps as the Russell 2000(R) Index advanced 18.3% versus 16.5% for the S&P 400(R) Index. Large caps trailed both as measured by the S&P 500(R) Index (+10.9%). Value stocks outpaced growth stocks as the Russell 1000(R) Value Index (+16.6%) outperformed the Russell 1000(R) Growth Index (+6.3%).

REVIEW

     The Portfolio trailed the Index during 2004, due primarily to weak stock selection in Information Technology, Financials, and Industrials. In Information Technology, the performance of our two semiconductor stocks, Fairchild and Vishay Intertechnology was poor despite continuing to track reasonably well fundamentally. In the Financial sector, we suffered due to a significant decline in the value of Converium Holdings, after the European reinsurer announced it had massively under-reserved its US business exposure. We eliminated this stock from the Portfolio in the third quarter. Bombardier was the largest detractor in the Industrials sector.

     During the period, Utilities, Consumer Staples and Materials were the best performing sectors relative to the Russell 2500(TM) Value, driven by strong stock selection as well as our overweight position in Materials. In

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock                           100.00%

                               NUMBER OF HOLDINGS

                                       84

                                  PERCENT OF
TOP TEN HOLDINGS                  NET ASSETS
--------------------------------------------
Ambac Financial Group, Inc.          3.06%
Reinsurance Group
 of America, Inc.                    2.98%
Foot Locker, Inc.                    2.64%
UnitedGlobalCom, Inc.                2.63%
CIT Group, Inc.                      2.53%
Bunge, Ltd.                          2.40%
Pactiv Corp.                         2.36%
IHC Caland, NV                       2.31%
Fairchild Semiconductor
 International, Inc.                 2.25%
Compagnie Generale des
 Etablissements Michelin,
 Class B                             2.06%

                                  PERCENT OF
TOP TEN INDUSTRIES                NET ASSETS
--------------------------------------------
Insurance                            7.80%
Electronics -
 Semiconductors                      7.00%
Financial Services                   6.64%
Retail Stores                        6.10%
Banking                              5.01%
Pharmaceutical                       4.77%
Automotive Parts
 & Equipment                         4.34%
Packaging & Containers               3.83%
Utilities - Electric & Gas           3.80%
Oil & Gas Producers                  3.45%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

the Utilities sector, our holding in TXU Corp gained 67% and has been without question the best utility stock we've ever owned as our initial turnaround case unfolded more rapidly and more vigorously than we had expected. We sold the stock late in the second quarter as it exceeded our market cap limitation, and TXU uniquely benefited from high natural gas prices, which we felt was not sustainable.

     Coming on strong in the fourth quarter, Consumer Staples was our second best sector due to solid stock selection. Bunge a non-benchmark holding gained 75% for the year, on the back of strong processing margins and fertilizer sales.

     The Materials sector performed well for the year, but lost some momentum in the fourth quarter. Relative performance was helped by both stock selection and our overweight position relative to the benchmark. Rinker Group had a good year gaining 72% following aggressive price increases and continued strength in demand in Florida and Nevada.

OUTLOOK

     We expect 2005 to be a year of modest growth. We think real GDP will be around 3% globally this year, down from 4% in 2004. The consumer remains in reasonably healthy shape, but will not have the incremental stimuli of tax cuts and cash-out refinancing that boosted spending the last few years. We think interest rates will move gradually higher, which should take some steam out of the housing sector. If homeowners are not building up further wealth in their houses, we should see a tick up in the traditional savings rate. We expect consumption to slow from 3.8% in the last 18 months, to approximately 3%.

     The Fed has made it clear that inflationary pressures are real, and they do not intend to stop pushing short rates up anytime soon. We now look for the Fed Funds rate to hit 3% by year end, and so we are looking for companies who have enough pricing power to offset their cost pressures and protect their margins.

     The market experienced a remarkable run during the fall. Potential risks in 2005 include: 1) an energy price spike; 2) a disorderly dollar correction; 3) a harder landing in China; or 4) an increase in violence in the Middle East. While none of these events is in our base case, they should not be ignored.

     We are now far enough into the recovery that investors will increasingly focus on sustainability. We do not intend to push further the pro-cyclical stance we have had in the Portfolio. We are especially keen to uncover value in less cyclical sectors like Health Care and Consumer Staples, as we have with our generic pharmaceuticals.

[CHART]

          MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500(TM) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE        MID-CAP VALUE PORTFOLIO     RUSSELL 2500(TM) VALUE INDEX
--------      -----------------------     ----------------------------
05/01/01                       10,000                           10,000
06/30/01                       10,108                           10,340
09/30/01                        8,164                            9,053
12/31/01                        9,923                           10,526
03/31/02                       10,690                           11,421
06/30/02                        9,945                           11,023
09/30/02                        7,947                            8,998
12/31/02                        8,568                            9,487
03/31/03                        8,136                            9,034
06/30/03                        9,858                           10,957
09/30/03                       10,626                           11,807
12/31/03                       12,264                           13,748
03/31/04                       12,668                           14,597
06/30/04                       12,963                           14,672
09/30/04                       12,637                           14,708
12/31/04                       14,203                           16,715

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                   RUSSELL
                                   2500(TM)
                    MID-CAP         VALUE
                     VALUE          INDEX
1 YEAR              15.81%          21.58%
INCEPTION           10.03%          15.22%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500(TM) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2500(TM) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                             MID-CAP VALUE PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2001
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                      DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                      31, 2004         31, 2003         31, 2002       31, 2001 (A)
  Net asset value, beginning of period              $      12.26     $       8.57     $       9.92     $      10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                        (0.01)           (0.01)
Net gains and losses on securities
  (both realized and unrealized)                            1.94             3.70            (1.35)           (0.08)
                                                    ------------     ------------     ------------     ------------
  Total from investment operations                          1.93             3.69            (1.35)           (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
  investment income
Distributions from capital gains                           (0.06)
Distributions in excess of capital gains
                                                    ------------     ------------     ------------     ------------

Total distributions                                        (0.06)            0.00             0.00             0.00

Net asset value, end of period                      $      14.13     $      12.26     $       8.57     $       9.92
                                                    ============     ============     ============     ============

Total Return (B)                                           15.81%           43.14%          (13.66%)          (0.77%)

Ratios to Average Net Assets:
 Expenses                                                   1.19%            1.21%            1.20%            1.28% (C)
 Net Investment income (loss)                              (0.09%)          (0.16%)          (0.06%)           0.04% (C)

Portfolio Turnover Rate                                    61.15%           59.63%           68.82%           34.15%

Net Assets, At End of Period                        $ 45,088,001     $ 40,019,965     $ 26,343,509     $ 20,471,181

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

                             MID-CAP VALUE PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--98.67%

AEROSPACE & DEFENSE--1.94%
Goodrich Corp.                                       10,400    $     339,456
United Defense Industries, Inc. *                    11,400          538,650
                                                               -------------
                                                                     878,106
                                                               -------------
AGRICULTURAL OPERATIONS--2.40%
Bunge, Ltd.                                          19,000        1,083,190
                                                               -------------
AIRLINES--0.22%
Continental Airlines, Inc., Class B *                 7,400          100,196
                                                               -------------
AUTOMOTIVE PARTS & EQUIPMENT--4.34%
American Axle & Manufacturing Holdings, Inc.          5,100          156,366
BorgWarner, Inc.                                      7,700          417,109
Compagnie Generale des
  Etablissements Michelin, Class B                   14,500          930,073
Cooper Tire & Rubber Co.                             14,300          308,165
TRW Automotive Holdings Corp. *                       7,000          144,900
                                                               -------------
                                                                   1,956,613
                                                               -------------
AUTOMOTIVE RENTALS--0.68%
United Rentals, Inc. *                               16,300          308,070
                                                               -------------
BANKING--5.01%
City National Corp.                                   2,800          197,820
Comerica, Inc.                                          500           30,510
Hibernia Corp.                                       25,000          737,750
IndyMac Bancorp, Inc.                                 9,900          341,055
UnionBanCal Corp.                                    12,600          812,448
Webster Financial Corp.                               2,700          136,728
                                                               -------------
                                                                   2,256,311
                                                               -------------
BUILDING MATERIALS--1.14%
Rinker Group, Ltd.                                   61,449          512,998
                                                               -------------
BUILDING SERVICES--0.42%
York International Corp.                              5,500          189,970
                                                               -------------
CHEMICALS--1.78%
Engelhard Corp.                                      21,100          647,137
Mosaic Co., The *                                     9,500          155,040
                                                               -------------
                                                                     802,177
                                                               -------------
COMPUTER EQUIPMENT & SERVICES--1.83%
Arrow Electronics, Inc. *                            33,900          823,770
                                                               -------------
CONSULTING SERVICES--0.83%
BearingPoint, Inc. *                                 46,600          374,198
                                                               -------------
ELECTRONIC COMPONENTS--1.50%
GrafTech International, Ltd. *                       71,500          676,390
                                                               -------------
ELECTRONICS--2.88%
Teradyne, Inc. *                                     31,600    $     539,412
Vishay Intertechnology, Inc. *                       50,575          759,637
                                                               -------------
                                                                   1,299,049
                                                               -------------
ELECTRONICS - SEMICONDUCTORS--7.00%
Fairchild Semiconductor International, Inc. *        62,400        1,014,624
Freescale Semiconductor, Inc. *                      13,500          240,570
Lam Research Corp. *                                 31,400          907,774
QLogic Corp. *                                        7,700          282,821
Varian Semiconductor Equipment Associates *          19,300          711,205
                                                               -------------
                                                                   3,156,994
                                                               -------------
ENTERTAINMENT & LEISURE--0.28%
Bally Total Fitness Holding Corp. *                  29,700          125,928
                                                               -------------
ENVIRONMENTAL CONTROLS--0.30%
Republic Services, Inc.                               4,000          134,160
                                                               -------------
FINANCIAL SERVICES--6.64%
Affiliated Managers Group, Inc. *                     6,900          467,406
Ambac Financial Group, Inc.                          16,800        1,379,784
CIT Group, Inc.                                      24,900        1,140,918
                                                               -------------
                                                                   2,988,108
                                                               -------------
FOOD PRODUCTS--1.23%
Smithfield Foods, Inc. *                             18,800          556,292
                                                               -------------
FOOD SERVICE & RESTAURANTS--2.70%
CBRL Group, Inc.                                     20,600          862,110
Ruby Tuesday, Inc.                                   13,700          357,296
                                                               -------------
                                                                   1,219,406
                                                               -------------
FOREST PRODUCTS & PAPER--0.90%
Sappi, Ltd., ADR                                     28,100          407,450
                                                               -------------
HEALTHCARE--1.65%
Coventry Health Care, Inc. *                          8,900          472,412
Health Net, Inc. *                                    9,300          268,491
                                                               -------------
                                                                     740,903
                                                               -------------
HOUSEHOLD PRODUCTS--1.71%
Yankee Candle Company, Inc., The *                   23,300          773,094
                                                               -------------
INSURANCE--7.80%
Everest Re Group, Ltd.                                3,700          331,372
Platinum Underwriter Holdings, Ltd.                   8,100          251,910
Radian Group, Inc.                                   14,100          750,684
Reinsurance Group of America, Inc.                   27,700        1,342,065
RenaissanceRe Holdings, Ltd.                         14,500          755,160
UnumProvident Corp.                                   5,100           91,494
                                                               -------------
                                                                   3,522,685
                                                               -------------
INVESTMENT COMPANIES--0.97%
Apollo Investment Corp.                              28,900          436,390
                                                               -------------

                       See notes to financial statements.

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MANUFACTURING--1.56%
Grupo IMSA, SA de CV, ADR                             6,300    $     168,021
Pall Corp.                                           18,500          535,575
                                                               -------------
                                                                     703,596
                                                               -------------
MARINE SERVICES--2.31%
IHC Caland, NV                                       16,418        1,043,057
                                                               -------------
MEDICAL SUPPLIES--1.21%
DENTSPLY International, Inc.                          9,700          545,140
                                                               -------------
MINING & METALS -
  FERROUS & NONFERROUS--1.68%
Inco, Ltd. *                                         12,400          456,072
International Steel Group, Inc. *                     7,400          300,144
                                                               -------------
                                                                     756,216
                                                               -------------
MULTIMEDIA--1.79%
Cinram International, Inc.                           43,600          805,265
                                                               -------------
OFFICE EQUIPMENT--0.81%
Tektronix, Inc.                                      12,100          365,541
                                                               -------------
OIL & GAS - DISTRIBUTION & MARKETING--0.78%
UGI Corp.                                             8,600          351,826
                                                               -------------
OIL & GAS PRODUCERS--3.45%
EOG Resources, Inc.                                  10,400          742,144
Talisman Energy, Inc.                                12,300          331,608
XTO Energy, Inc.                                     13,516          478,196
                                                               -------------
                                                                   1,551,948
                                                               -------------
PACKAGING & CONTAINERS--3.83%
Pactiv Corp. *                                       42,100        1,064,709
Smurfit-Stone Container Corp. *                      35,400          661,272
                                                               -------------
                                                                   1,725,981
                                                               -------------
PHARMACEUTICAL--4.77%
Barr Pharmaceuticals, Inc. *                         16,100          733,194
Biovail Corp. *                                      35,800          591,774
Endo Pharmaceuticals Holdings, Inc. *                34,900          733,598
Impax Laboratories, Inc. *                            5,600           88,928
                                                               -------------
                                                                   2,147,494
                                                               -------------
PUBLISHING & PRINTING--1.23%
R.R. Donnelley & Sons Co.                            15,700          554,053
                                                               -------------
REAL ESTATE--1.04%
CB Richard Ellis Group, Inc. *                       14,000    $     469,700
                                                               -------------
RETAIL STORES--6.10%
Foot Locker, Inc.                                    44,200        1,190,306
Office Depot, Inc. *                                 32,400          562,464
Rent-A-Center, Inc. *                                16,300          431,950
Ross Stores, Inc.                                    19,600          565,852
                                                               -------------
                                                                   2,750,572
                                                               -------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--2.94%
Scientific-Atlanta, Inc.                              4,300          141,943
UnitedGlobalCom, Inc. *                             122,835        1,186,586
                                                               -------------
                                                                   1,328,529
                                                               -------------
TELECOMMUNICATIONS - WIRELINE--0.43%
Citizens Communications Co.                          13,900          191,681
                                                               -------------
TEXTILES & APPAREL--0.84%
V.F. Corp.                                            6,800          376,584
                                                               -------------
TRANSPORTATION--2.63%
CNF, Inc.                                             9,600          480,960
CSX Corp.                                             4,200          168,336
USF Corp.                                            14,100          535,095
                                                               -------------
                                                                   1,184,391
                                                               -------------
UTILITIES - ELECTRIC & GAS--3.80%
Edison International                                 10,200          326,706
PPL Corp.                                            17,200          916,416
Wisconsin Energy Corp.                               14,000          471,940
                                                               -------------
                                                                   1,715,062
                                                               -------------
WHOLESALE DISTRIBUTOR--1.32%
United Stationers, Inc. *                            12,900          595,980
                                                               -------------
TOTAL COMMON STOCK
  (Cost $ 35,916,801)                                             44,485,064
                                                               -------------
TOTAL INVESTMENTS
  (Cost $ 35,916,801)                                 98.67%      44,485,064
Other assets, less liabilities                         1.33          602,937
                                                 ----------    -------------

TOTAL NET ASSETS                                     100.00%   $  45,088,001
                                                 ==========    =============

*    NON-INCOME PRODUCING SECURITY.

ADR - AMERICAN DEPOSITARY RECEIPT

                       See notes to financial statements.

                      [This page intentionally left blank]

                            SMALL COMPANY PORTFOLIO

                               PORTFOLIO MANAGER
                             Lord, Abbett & Co. LLC
                                (Since 05/01/99)

                           F. THOMAS O'HALLORAN, CFA
                                    PARTNER

                    - Joined Lord, Abbett & Co. LLC in 2001
                    - A.B. from Bowdoin College
                    - M.B.A. from Columbia University Business School
                    - Law degree from Boston College Law School
                    - 17 years of investment experience
                    - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

     The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

                           NET ASSETS AS OF 12/31/04
                                  $67,705,083

MARKET REVIEW

     The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods ex-defense, a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

     As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its longrun average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

     Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

     Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

     Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

     The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

     By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock                           100.00%

                               NUMBER OF HOLDINGS

                                       149

                                  PERCENT OF
TOP TEN HOLDINGS                  NET ASSETS
--------------------------------------------
Resources Connection, Inc.              1.51%
AMERIGROUP Corp.                        1.44%
Centene Corp.                           1.44%
Integra LifeSciences Holdings           1.36%
Armor Holdings, Inc.                    1.34%
EGL, Inc.                               1.28%
Landstar System, Inc.                   1.27%
Scientific Games Corp.                  1.26%
Kronos, Inc.                            1.26%
Joy Global, Inc.                        1.21%

                                   PERCENTOF
TOP TEN INDUSTRIES                NET ASSETS
--------------------------------------------
Electronics -
 Semiconductors                         7.81%
Banking                                 6.31%
Healthcare                              5.69%
Pharmaceutical                          5.38%
Consulting Services                     4.56%
Internet Services                       4.03%
Medical Products                        3.60%
Computer Information
 & Technology                           3.28%
Food Service & Restaurants              3.10%
Computer Software                       2.90%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

     Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW

     After experiencing significant volatility for much of 2004, equity markets rallied sharply in the fourth quarter. The rally gained strength, as we had anticipated, as the uncertainty surrounding the presidential election subsided. Small and Mid-cap stocks outperformed Large-cap stocks during the twelve-month period ended December 31, 2004, with the 18.3% gain of the Russell 2000(R) Index easily outpacing the 10.9% return of the S&P 500(R) Index. 2004 marks the sixth consecutive year of Small-cap market leadership. As of year-end, the broad Russell 2000(R) Index has exceeded its previous all-time highs made in early 2000 (although the Russell 2000(R) Growth Index is still well below its earlier high-water mark.) Value indexes significantly outperformed growth indexes across all market capitalizations last year. For 2004 as a whole, the Russell 2000(R) Value Index gained 22.3%, while the Russell 2000(R) Growth Index returned 14.3%.

     The Small Company Portfolio suffered from disappointing stock selection during the twelve-month period ended December 31, 2004. Although gaining 6.21%, the Portfolio underperformed the Russell 2000(R) Growth Index, which rose 14.3% during the twelve-month period ended December 31, 2004. Stock selection within the materials and processing sector was the greatest detractor from performance relative to the Portfolio's benchmark, the Russell 2000(R) Growth Index. Cabot Microelectronics (no longer held), a supplier of materials used in semiconductor manufacturing, fell in the second quarter due to lower than expected earnings and revised guidance for the remainder of the year which resulted from pricing pressure.

     Additionally, both stock selection in technology holdings and an overweight of the sector detracted from performance during the twelve-month period ended December 31, 2004. In particular, Vitesse Semiconductor (no longer held), a developer of high-performance semiconductors, declined as earnings fell short of expectations, a result of lower demand for storage solutions.

     Finally, stock selection within the healthcare sector negatively impacted the Portfolio's results. Specifically, Odyssey Healthcare (no longer held), a national hospice care provider, fell during the year due to lower patient volume, a result of increased competition.

     The largest contributor to relative performance during 2004 was stock selection within the auto and transportation sector. EGL, Inc. (1.3% of Portfolio weighting), a provider of supply chain management and global freight transportation, advanced owing to strong earnings growth. Earnings growth was fueled by an increase in air and ocean freight revenues as outsourcing in the manufacturing industry grew significantly in 2004. Landstar Systems, Inc. (1.3% of Portfolio weighting), which provides transportation services to shippers, gained during the twelve-month period ended December 31, 2004, as the company reported a significant increase in revenue due in part to services it provided following the hurricanes that hit the Southeast. Selection within the energy sector also contributed to performance for the year. Cal Dive International, Inc. (1.0% of Portfolio weighting), a marine contractor and operator of offshore oil and gas facilities, gained due to increasing commodity prices and improved output levels.

OUTLOOK

     While economic growth remains solid, we expect that business momentum may have peaked. In our view the principal benefits from expansionary monetary and fiscal policies are behind us. Accordingly, we are likely to begin to modify the Portfolio's exposure to industrial and technology names, and to continue to carefully evaluate retail holdings. We are likely to increase the Portfolio's exposure to less economically sensitive areas, such as healthcare, defense and commercial service firms with a regulatory focus. We continue to see potential in individual stock selections rather than sector positioning.

[CHART]

          SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE     SMALL COMPANY PORTFOLIO   RUSSELL 2000(R) GROWTH INDEX
--------   -----------------------   ----------------------------
04/18/86                    10,000                         10,000
06/30/86                    10,372                         10,400
09/30/86                     9,863                          8,710
12/31/86                    10,565                          8,806
03/31/87                    11,914                         11,200
06/30/87                    12,813                         11,045
09/30/87                    13,698                         11,403
12/31/87                    10,395                          7,883
03/31/88                    12,119                          9,256
06/30/88                    13,176                          9,844
09/30/88                    13,151                          9,573
12/31/88                    13,129                          9,489
03/31/89                    14,183                         10,194
06/30/89                    15,054                         10,853
09/30/89                    16,226                         11,823
12/31/89                    15,669                         11,403
03/31/90                    15,299                         11,100
06/30/90                    15,505                         11,801
09/30/90                    12,071                          8,721
12/31/90                    12,759                          9,418
03/31/91                    15,336                         12,295
06/30/91                    15,663                         11,869
09/30/91                    16,103                         13,149
12/31/91                    16,999                         14,238
03/31/92                    18,699                         14,628
06/30/92                    17,992                         12,871
09/30/92                    18,527                         13,121
12/31/92                    21,506                         15,345
03/31/93                    22,691                         15,070
06/30/93                    22,524                         15,504
09/30/93                    23,910                         16,951
12/31/93                    24,925                         17,397
03/31/94                    24,982                         16,688
06/30/94                    24,337                         15,636
09/30/94                    26,469                         17,097
12/31/94                    26,834                         16,974
03/31/95                    28,241                         17,905
06/30/95                    29,736                         19,682
09/30/95                    33,164                         21,920
12/31/95                    34,809                         22,244
03/31/96                    37,702                         23,521
06/30/96                    39,076                         24,896
09/30/96                    38,570                         24,684
12/31/96                    40,537                         24,749
03/31/97                    38,833                         22,153
06/30/97                    44,729                         26,042
09/30/97                    52,097                         30,448
12/31/97                    50,105                         27,953
03/31/98                    53,395                         31,274
06/30/98                    51,272                         29,478
09/30/98                    39,894                         22,886
12/31/98                    44,205                         28,296
03/31/99                    40,113                         27,821
06/30/99                    43,794                         31,925
09/30/99                    41,405                         30,354
12/31/99                    50,480                         40,489
03/31/00                    51,933                         44,246
06/30/00                    44,989                         40,985
09/30/00                    44,744                         39,358
12/31/00                    41,460                         31,408
03/31/01                    34,321                         26,634
06/30/01                    39,719                         31,420
09/30/01                    30,681                         22,597
12/31/01                    38,482                         28,509
03/31/02                    38,439                         27,950
06/30/02                    34,030                         23,562
09/30/02                    26,106                         18,491
12/31/02                    27,339                         19,880
03/31/03                    26,481                         19,109
06/30/03                    32,136                         23,723
09/30/03                    35,307                         26,207
12/31/03                    38,363                         29,530
03/31/04                    39,170                         31,178
06/30/04                    39,253                         31,206
09/30/04                    36,528                         29,331
12/31/04                    40,745                         33,754

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                              RUSSELL 2000(R)
                     SMALL         GROWTH
                    COMPANY        INDEX
1 YEAR               6.21%         14.31%
5 YEAR              -4.19%         -3.57%
10 YEAR              4.87%          7.12%
INCEPTION            7.79%          6.72%

                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                            SMALL COMPANY PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER        DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                              31, 2004        31, 2003         31, 2002         31, 2001         31, 2000

 Net asset value, beginning of period      $      13.72     $       9.78     $      13.76     $      14.83     $      18.05

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (0.10)           (0.08)
Net gains and losses on securities
  (both realized and unrealized)                   0.95             4.02            (3.98)           (1.07)           (3.22)
                                           ------------     ------------     ------------     ------------     ------------

  Total from investment operations                 0.85             3.94            (3.98)           (1.07)           (3.22)

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
  investment income
Distributions from capital gains
Distributions in excess of capital gains
                                           ------------     ------------     ------------     ------------     ------------

  Total distributions                              0.00             0.00             0.00             0.00             0.00

Net asset value, end of period             $      14.57     $      13.72     $       9.78     $      13.76     $      14.83
                                           ============     ============     ============     ============     ============
Total Return (A)                                   6.21%           40.32%          (28.96%)          (7.18%)         (17.87%)

Ratios to Average Net Assets:
  Expenses                                         0.87%            0.92%            0.86%            0.86%            0.83%
  Net investment loss                             (0.69%)          (0.74%)          (0.73%)          (0.64%)          (0.54%)

Portfolio Turnover Rate                          125.12%          111.84%           57.24%           57.96%           54.38%

Net Assets, At End of Period               $ 67,705,083     $ 72,514,353     $ 51,865,535     $ 78,543,761     $ 80,284,431

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                             SMALL COMPANY PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--96.75%

AEROSPACE & DEFENSE--1.11%
Engineered Support Systems, Inc.                      8,060    $     477,313
Offshore Logistics, Inc. *                            8,600          279,242
                                                               -------------
                                                                     756,555
                                                               -------------
AUTOMOTIVE PARTS & EQUIPMENT--1.19%
CLARCOR, Inc.                                         9,960          545,509
Commercial Vehicle Group, Inc. *                     11,900          259,777
                                                               -------------
                                                                     805,286
                                                               -------------
BANKING--6.31%
Cathay General Bancorp                               18,300          686,250
CoBiz, Inc.                                           8,010          162,603
Commercial Capital Bancorp, Inc.                     14,123          327,371
East West Bancorp, Inc.                              13,600          570,656
First BanCorp                                         9,130          579,846
Nara Bancorp, Inc.                                    8,700          185,049
Silicon Valley Bancshares *                          16,530          740,875
Southwest Bancorporation of Texas, Inc.              21,940          510,983
Texas Regional Bancshares, Inc.                      15,950          521,246
                                                               -------------
                                                                   4,284,879
                                                               -------------
BUILDING SERVICES--1.04%
Dycom Industries, Inc. *                             23,000          701,960
                                                               -------------
CHEMICALS--0.66%
Mosaic Co., The *                                    27,300          445,536
                                                               -------------
COMMERCIAL SERVICES--0.99%
Healthcare Services Group, Inc.                      15,505          323,124
Plexus Corp. *                                       26,320          342,423
                                                               -------------
                                                                     665,547
                                                               -------------
COMPUTER EQUIPMENT & SERVICES--0.98%
Advanced Digital Information Corp. *                 31,500          315,630
Blue Coat Systems, Inc. *                            12,000          223,320
eCollege.com, Inc. *                                 10,520          119,507
                                                               -------------
                                                                     658,457
                                                               -------------
COMPUTER INFORMATION & TECHNOLOGY--3.28%
Caci International, Inc. *                            9,300          633,609
Cognex Corp                                          12,200          340,380
Kanbay International, Inc. *                         12,504          391,375
Kronos, Inc. *                                       16,650          851,315
                                                               -------------
                                                                   2,216,679
                                                               -------------
COMPUTER NETWORK--2.12%
Altiris, Inc. *                                       9,530          337,648
MicroStrategy, Inc. *                                 7,000          421,750
SRA International, Inc. *                            10,550          677,310
                                                               -------------
                                                                   1,436,708
                                                               -------------
COMPUTER SOFTWARE--2.90%
Avid Technology, Inc. *                               4,700          290,225
Blackboard, Inc. *                                   10,950          162,170
Magma Design Automation, Inc. *                       5,180           65,061
SS&C Technologies, Inc.                              14,900          307,685
TIBCO Software, Inc. *                               56,600          755,044
Witness Systems, Inc. *                              21,840          381,326
                                                               -------------
                                                                   1,961,511
                                                               -------------
CONSULTING SERVICES--4.56%
Charles River Associates, Inc. *                      7,800    $     364,806
Corporate Executive Board Co., The                   10,870          727,638
Forrester Research, Inc. *                           20,020          359,159
Navigant Consulting Co. *                            28,350          754,110
Sapient Corp. *                                      70,990          561,531
Wind River Systems, Inc. *                           23,800          322,490
                                                               -------------
                                                                   3,089,734
                                                               -------------
COSMETICS & PERSONAL CARE--0.48%
Nu Skin Enterprises, Inc.                            12,900          327,402
                                                               -------------
DELIVERY & FREIGHT SERVICES--1.28%
EGL, Inc. *                                          29,000          866,810
                                                               -------------
EDUCATIONAL SERVICES--1.67%
Bright Horizons Family Solutions, Inc. *              9,150          592,554
Strayer Education, Inc.                               3,020          331,566
Universal Technical Institute, Inc. *                 5,400          205,848
                                                               -------------
                                                                   1,129,968
                                                               -------------
ELECTRONIC COMPONENTS--2.47%
Moog, Inc. *                                          6,740          305,659
Rogers Corp. *                                        9,240          398,244
Trimble Navigation, Ltd. *                           18,400          607,936
Ultralife Batteries, Inc. *                          18,580          361,381
                                                               -------------
                                                                   1,673,220
                                                               -------------
ELECTRONICS--0.36%
Sypris Solutions, Inc.                               15,840          242,510
                                                               -------------
ELECTRONICS - SEMICONDUCTORS--7.81%
ATMI, Inc. *                                         16,000          360,480
Cymer, Inc. *                                         9,000          265,860
FormFactor, Inc. *                                   15,800          428,812
Microsemi Corp. *                                    19,400          336,784
O2Micro International, Ltd. *                        23,700          271,128
PortalPlayer, Inc. *                                 14,670          362,056
Power Integrations, Inc. *                           12,300          243,294
Semtech Corp. *                                      22,000          481,140
Sigmatel, Inc. *                                      8,600          305,558
Silicon Image, Inc. *                                38,200          628,772
Silicon Laboratories, Inc. *                          9,400          331,914
Skyworks Solutions, Inc. *                           43,800          413,034
Varian Semiconductor Equipment Associates *          16,900          622,765
Zoran Corp. *                                        20,130          233,105
                                                               -------------
                                                                   5,284,702
                                                               -------------
ENTERTAINMENT & LEISURE--2.24%
Scientific Games Corp. *                             35,900          855,856
Shuffle Master, Inc. *                               14,100          664,110
                                                               -------------
                                                                   1,519,966
                                                               -------------
FINANCIAL SERVICES--0.51%
Piper Jaffray Companies, Inc. *                       7,200          345,240
                                                               -------------

                       See notes to financial statements.

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--CONTINUED

FOOD PRODUCTS--1.46%
Ralcorp Holdings, Inc.                                7,960    $     333,763
United Natural Foods, Inc. *                         21,100          656,210
                                                               -------------
                                                                     989,973
                                                               -------------
FOOD SERVICE & RESTAURANTS--3.10%
P.F. Chang's China Bistro, Inc. *                    13,000          732,550
Performance Food Group Co. *                         12,300          330,993
Rare Hospitality International, Inc. *               18,130          577,622
Sonic Corp. *                                        15,160          462,380
                                                               -------------
                                                                   2,103,545
                                                               -------------
HEALTHCARE--5.69%
AMERIGROUP Corp. *                                   12,900          976,014
Centene Corp. *                                      34,400          975,240
Molina Healthcare, Inc. *                             1,620           75,136
Sierra Health Services *                             14,400          793,584
Symbion, Inc. *                                      19,300          426,144
Wellcare Health Plans, Inc. *                        18,700          607,750
                                                               -------------
                                                                   3,853,868
                                                               -------------
HUMAN RESOURCES--2.54%
51job, Inc., ADR *                                    6,100          317,017
Heidrick & Struggles International, Inc. *           11,040          378,341
Resources Connection, Inc. *                         18,815        1,021,843
                                                               -------------
                                                                   1,717,201
                                                               -------------
INTERNET SERVICES--4.03%
Akamai Technologies, Inc. *                          28,100          366,143
Arbinet Holdings, Inc. *                              5,810          144,379
Audible, Inc. *                                      11,900          309,995
Digitas, Inc. *                                      55,705          531,983
InfoSpace, Inc. *                                     9,000          427,950
Niku Corp. *                                          5,000          100,800
Openwave Systems, Inc. *                             18,520          286,319
SINA Corp. *                                         17,500          561,050
                                                               -------------
                                                                   2,728,619
                                                               -------------
MACHINERY--2.63%
Curtiss-Wright Corp.                                  6,020          345,608
Joy Global, Inc.                                     18,900          820,827
Manitowoc Company, Inc., The                          5,200          195,780
Nordson Corp.                                        10,361          415,165
                                                               -------------
                                                                   1,777,380
                                                               -------------
MANUFACTURING--1.94%
Hexcel Corp. *                                       35,200          510,400
RAE Systems, Inc. *                                  19,800          144,540
Warnaco Group, Inc., The *                           30,800          665,280
                                                               -------------
                                                                   1,320,220
                                                               -------------
MARKETING SERVICES--0.87%
Arbitron, Inc. *                                      7,100    $     278,178
Greenfield Online, Inc. *                            14,100          310,059
                                                               -------------
                                                                     588,237
                                                               -------------
MEDICAL - BIOTECHNOLOGY--2.42%
Abgenix, Inc. *                                      34,400          355,696
Affymetrix, Inc. *                                   18,600          679,830
Bio-Rad Laboratories, Inc. *                          5,900          338,483
Molecular Devices Corp. *                            13,200          265,320
                                                               -------------
                                                                   1,639,329
                                                               -------------
MEDICAL PRODUCTS--3.60%
American Medical Systems Holdings, Inc.              14,100          589,521
ArthroCare Corp. *                                   20,730          664,604
Integra LifeSciences Holdings *                      24,850          917,708
Nuvasive, Inc. *                                     21,990          225,398
Techne Corp. *                                        1,090           42,401
                                                               -------------
                                                                   2,439,632
                                                               -------------
MEDICAL SUPPLIES--0.92%
Sybron Dental Specialties, Inc. *                    17,510          619,504
                                                               -------------
MINING & METALS - FERROUS & NONFERROUS--1.29%
Foundation Coal Holdings, Inc. *                     20,600          475,036
Steel Dynamics, Inc.                                 10,600          401,528
                                                               -------------
                                                                     876,564
                                                               -------------
MINING & METALS - PRECIOUS--0.61%
Coeur d'Alene Mines Corp. *                         104,300          409,899
                                                               -------------
OIL & GAS - INTEGRATED--0.39%
Bill Barrett Corp. *                                  8,200          262,318
                                                               -------------
OIL & GAS PRODUCERS--1.83%
KCS Energy, Inc. *                                   30,480          450,494
Penn Virginia Corp.                                   8,620          349,713
Unit Corp. *                                         11,300          431,773
                                                               -------------
                                                                   1,231,980
                                                               -------------
OIL & GAS SERVICES & EQUIPMENT--2.02%
Cal Dive International, Inc. *                       16,500          672,375
Hydril Co. *                                          8,900          405,039
Input/Output, Inc. *                                 33,040          292,074
                                                               -------------
                                                                   1,369,488
                                                               -------------

                       See notes to financial statements.

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--CONTINUED

PHARMACEUTICAL--5.38%
Bone Care International, Inc. *                      14,210    $     395,749
Bradley Pharmaceuticals, Inc. *                       3,000           58,200
Cell Therapeutics, Inc. *                            54,860          446,560
DOV Pharmaceutical, Inc. *                           14,640          264,252
Kos Pharmaceuticals, Inc. *                          14,500          545,780
K-V Pharmaceutical Co. *                             32,260          711,333
Medicis Pharmaceutical Corp.                         11,400          400,254
Noven Pharmaceutical, Inc. *                         30,300          516,918
Vion Pharmaceuticals, Inc. *                         65,400          306,726
                                                               -------------
                                                                   3,645,772
                                                               -------------
REAL ESTATE--0.76%
Jones Lang LaSalle, Inc. *                           13,790          515,884
                                                               -------------
RESEARCH & DEVELOPMENT--1.23%
PRA International *                                  13,400          332,052
SFBC International, Inc. *                           12,710          502,045
                                                               -------------
                                                                     834,097
                                                               -------------
RETAIL - INTERNET--1.71%
Blue Nile, Inc. *                                    11,760          324,811
Overstock.com, Inc. *                                 9,900          683,100
RedEnvelope, Inc. *                                  12,250          149,695
                                                               -------------
                                                                   1,157,606
                                                               -------------
RETAIL STORES--1.92%
Aeropostale, Inc. *                                  14,020          412,609
Cache, Inc. *                                         8,290          149,386
Fossil, Inc. *                                       18,225          467,289
Pacific Sunwear of California, Inc. *                12,000          267,120
                                                               -------------
                                                                   1,296,404
                                                               -------------
SECURITY SYSTEMS--1.34%
Armor Holdings, Inc. *                               19,230          904,195
                                                               -------------
TELECOMMUNICATIONS -
EQUIPMENT & SERVICES--1.68%
Anixter International, Inc.                             570    $      20,514
Plantronics, Inc.                                    12,200          505,934
RF Micro Devices, Inc. *                             63,200          432,288
Sierra Wireless, Inc. *                              10,090          178,391
                                                               -------------
                                                                   1,137,127
                                                               -------------
TEXTILES & APPAREL--1.99%
Guess?, Inc. *                                       24,000          301,200
Jos. A. Bank Clothiers, Inc. *                       10,300          291,490
Quicksilver, Inc. *                                  25,400          756,666
                                                               -------------
                                                                   1,349,356
                                                               -------------
TOYS--0.79%
Marvel Enterprises, Inc. *                           26,100          534,528
                                                               -------------
TRANSPORTATION--2.21%
Forward Air Corp. *                                  14,180          633,846
Landstar System, Inc. *                              11,700          861,588
                                                               -------------
                                                                   1,495,434
                                                               -------------
WHOLESALE DISTRIBUTOR--0.44%
Scansource, Inc. *                                    4,740          294,638
                                                               -------------

TOTAL COMMON STOCK
 (Cost $ 57,314,630)                                              65,505,468
                                                               -------------

TOTAL INVESTMENTS
 (Cost $ 57,314,630)                                  96.75%      65,505,468
Other assets, less liabilities                         3.25        2,199,615
                                                 ----------    -------------

TOTAL NET ASSETS                                     100.00%   $  67,705,083
                                                 ==========    =============

*    NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT

                       See notes to financial statements.

                            SMALL-CAP VALUE PORTFOLIO

                                PORTFOLIO MANAGER
                     Dalton, Greiner, Hartman, Maher and Co.

                              INVESTMENT OBJECTIVE

       The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies.

                            NET ASSETS AS OF 12/31/04
                                   $54,454,547

     The fourth quarter of 2004, post the election, was a particularly strong period for the stock market. Most major indices owe the bulk of their full year returns to this period. The market rally was broad based across styles, capitalization, and sectors. Overall, continuing the trend of the last few years, small cap stocks outperformed large cap stocks and value outperformed growth. Factors that contributed to the rally include the reelection of President Bush, benign inflation, an improvement in the economy post the summer slowdown, and a pull back in energy prices. Within this environment of high absolute returns, the Small-Cap Value Portfolio appreciated 19.77% for the year.

     For all of 2004, the best performing sector in the Portfolio was Consumer Services (+45%), led by Steiner Leisure (+109%), followed by Energy (+41%), where both Houston Exploration and Offshore Logistics were up over 50%. Rounding out the top three was Capital Goods (+34%), led by NCI Building Systems, which gained nearly 57%. Lagging sectors for the year included Telecom Services, and Transportation, which was down 16% for the year as USF, a less-than-truckload carrier, mis-executed in a strong environment. We lost confidence in management's ability to right the ship and sold the stock earlier this year.

     When looking at the causes of Portfolio outperformance or underperformance, it usually boils down to having either too much or not enough of something. Looking at 2004, it was a little of both. With the market as strong as it was during the fourth quarter, sells were executed faster than buys, and as a result, our frictional cash hovered near the upper end of the range we consider normal (3-5%). In a quarter in which stocks in general appreciated by over 13%, any cash will

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock                           100.00%

NUMBER OF HOLDINGS

                                       80

                                  PERCENT OF
TOP TEN HOLDINGS                  NET ASSETS
--------------------------------------------
Briggs & Stratton Corp.              2.17%
UGI Corp.                            2.13%
Waddell & Reed
  Financial, Inc., Class A           2.06%
Hudson United Bancorp                1.83%
NCI Building Systems, Inc.           1.81%
Acuity Brands, Inc.                  1.73%
Warnaco Group, Inc., The             1.70%
Herman Miller, Inc.                  1.68%
Sybron Dental
Specialties, Inc.                    1.66%
NetBank, Inc.                        1.62%

                                  PERCENT OF
TOP TEN INDUSTRIES                NET ASSETS
--------------------------------------------
Banking                             10.06%
Manufacturing                        6.93%
Real Estate                          6.86%
Oil & Gas Services
 & Equipment                         3.61%
Electronic Components                3.51%
Insurance                            3.48%
Financial Services                   3.17%
Marketing Services                   3.12%
Machinery                            3.12%
Building Materials                   2.94%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

retard performance. Looked at another way, the Portfolio actually outperformed on an equity-only basis during 2004. Given our trading department continues to rank among the best in terms of minimizing transaction costs, we see no reason to alter our time-tested patient trading methodology.

     More frustrating was the underperformance created by the Basic Materials sector of the Portfolio. Clearly, 2004 was a year in which commodities of all types did well. Steel, copper, chemicals and gold all joined oil at the lead of the performance parade. Unfortunately, these types of companies don't easily fit the mold of "good companies at attractive prices". While your Portfolio benefited from the likes of US Steel (+47%), we were not able to find enough companies that fit our rigorous criteria of quality. In fact, the ones we did find under performed the sector because investors were interested in the companies with the most leverage to the commodity price rather than being concerned with balance sheet and/or management quality. This phenomenon cost the Portfolio over 100 basis points in relative performance. When faced with a similar dilemma in the future, we will again choose not to compromise the investment principles we have followed for the last 22 years.

     In reviewing 2004, our biggest surprise would have to be the performance of the bond market. In the face of multiple Fed tightenings, the 10-year Treasury yield ended the year almost exactly where it began. Looking out to 2005, solid growth should continue with the potential for increased inflation, as a weak dollar, higher raw material costs, and ample liquidity all conspire to put upward pressure on the inflation statistics. Given that the World seems to be reengaging in a synchronized global upturn, it's hard to believe we haven't seen the lows in interest rates and highs in valuations. In fact, the biggest risk would be some type of bond market accident. One needs to look no farther back than the second quarter of 2004 for a mini-preview of who the winners and losers would be in that scenario. In this type of environment, we feel our stock picking skills driven by oldfashioned cash flow based fundamental analysis will lead to outperformance.

[CHART]

          SMALL-CAP VALUE PORTFOLIO AND THE RUSSELL 2000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE     SMALL-CAP VALUE PORTFOLIO     RUSSELL 2000(R) VALUE INDEX
--------   -------------------------     ---------------------------
05/01/01                      10,000                          10,000
06/30/01                      10,759                          10,567
09/30/01                       9,606                           9,158
12/31/01                      11,137                          10,689
03/31/02                      11,927                          11,714
06/30/02                      11,063                          11,465
09/30/02                       9,265                           9,025
12/31/02                       9,730                           9,469
03/31/03                       9,096                           8,988
06/30/03                      10,518                          11,030
09/30/03                      11,623                          11,882
12/31/03                      13,212                          13,827
03/31/04                      13,925                          14,784
06/30/04                      14,692                          14,909
09/30/04                      14,369                          14,932
12/31/04                      15,825                          16,903

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

                                RUSSELL 2000(R)
                   SMALL-CAP        VALUE
                     VALUE          INDEX
1 YEAR              19.77%          22.25%

INCEPTION           13.32%          15.67%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                            SMALL-CAP VALUE PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                       PERIOD FROM
                                                                                                       MAY 1, 2001
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                                      DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                                      31, 2004         31, 2003         31, 2002       31, 2001 (A)
  Net asset value, beginning of period              $      13.08     $       9.63     $      11.07     $      10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                        (0.03)           (0.03)
Net gains and losses on securities
 (both realized and unrealized)                             2.57             3.48            (1.39)            1.14
                                                    ------------     ------------     ------------     ------------

  Total from investment operations                          2.54             3.45            (1.39)            1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
 investment income
Distributions from capital gains                           (0.28)                            (0.05)           (0.07)
Distributions in excess of capital gains
                                                    ------------     ------------     ------------     ------------

  Total distributions                                      (0.28)            0.00            (0.05)           (0.07)

Net asset value, end of period                      $      15.34     $      13.08     $       9.63     $      11.07
                                                    ============     ============     ============     ============

Total Return (B)                                           19.77%           35.79%          (12.64%)          11.37%

Ratios to Average Net Assets:
 Expenses                                                   1.40%            1.42%            1.42%            1.52% (C)
 Net investment loss                                       (0.24%)          (0.31%)          (0.35%)          (0.17%)(C)

Portfolio Turnover Rate                                    44.90%           54.11%           57.55%           34.84%

Net Assets, At End of Period                        $ 54,454,547     $ 44,982,346     $ 23,439,610     $ 17,943,875

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--94.40%

AUTOMOTIVE PARTS & EQUIPMENT--2.02%
Bandag, Inc.                                          8,600    $     428,366
Bandag, Inc., Class A                                 2,800          129,724
CLARCOR, Inc.                                         9,800          536,746
                                                               -------------
                                                                   1,094,836
                                                               -------------
BANKING--10.06%
Brookline Bancorp, Inc.                              31,200          509,184
Chemical Financial Corp.                             16,600          712,472
Chittenden Corp.                                     20,175          579,628
Cullen/Frost Bankers, Inc.                           14,200          690,120
Hudson United Bancorp                                25,300          996,313
NetBank, Inc.                                        84,800          882,768
Provident Financial Services, Inc.                   17,800          344,786
Westamerica Bancorporation                           13,300          775,523
                                                               -------------
                                                                   5,490,794
                                                               -------------
BUILDING MATERIALS--2.94%
NCI Building Systems, Inc. *                         26,300          986,250
Simpson Manufacturing Company, Inc.                  17,600          614,240
                                                               -------------
                                                                   1,600,490
                                                               -------------
CHEMICALS--2.63%
Arch Chemicals, Inc.                                 26,000          748,280
H.B. Fuller Co.                                      24,000          684,240
                                                               -------------
                                                                   1,432,520
                                                               -------------
COMPUTER INFORMATION & TECHNOLOGY--2.12%
FactSet Research Systems, Inc.                        7,200          420,768
Manhattan Associates, Inc. *                         30,800          735,504
                                                               -------------
                                                                   1,156,272
                                                               -------------
COMPUTER NETWORK--1.34%
SafeNet, Inc. *                                      19,900          731,126
                                                               -------------
COMPUTER SOFTWARE--1.20%
THQ, Inc. *                                          28,400          651,496
                                                               -------------
COSMETICS & PERSONAL CARE--1.56%
Steiner Leisure, Ltd., ADR *                         28,400          848,592
                                                               -------------
EDUCATIONAL SERVICES--0.70%
Learning Tree International, Inc. *                  28,292          379,113
                                                               -------------
ELECTRONIC COMPONENTS--3.51%
Benchmark Electronics, Inc. *                        17,000          579,700
Micrel, Inc.                                         67,400          742,748
Technitrol, Inc. *                                   32,600          593,320
                                                               -------------
                                                                   1,915,768
                                                               -------------
ELECTRONICS--2.18%
AMETEK, Inc.                                         18,500          659,895
Electro Scientific Industries, Inc. *                26,700          527,592
                                                               -------------
                                                                   1,187,487
                                                               -------------
ELECTRONICS - SEMICONDUCTORS--0.06%
Pericom Semiconductor Corp. *                         3,500    $      33,005
                                                               -------------
ENTERTAINMENT & LEISURE--1.70%
Carmike Cinemas, Inc.                                11,100          405,150
World Wrestling Entertainment, Inc.                  43,000          521,590
                                                               -------------
                                                                     926,740
                                                               -------------
FINANCIAL SERVICES--3.17%
eFunds Corp. *                                       25,200          605,052
Waddell & Reed Financial, Inc., Class A              47,000        1,122,830
                                                               -------------
                                                                   1,727,882
                                                               -------------
FOOD PRODUCTS--2.18%
Fresh Del Monte Produce, Inc.                        20,600          609,966
Lance, Inc.                                          30,200          574,706
                                                               -------------
                                                                   1,184,672
                                                               -------------
FOOD SERVICE & RESTAURANTS--0.99%
Ryan's Restaurant Group, Inc. *                      34,900          538,158
                                                               -------------
FOREST PRODUCTS & PAPER--1.51%
Wausau-Mosinee Paper Corp.                           46,100          823,346
                                                               -------------
HEALTHCARE--2.32%
Option Care, Inc.                                    30,800          529,452
Renal Care Group, Inc. *                             20,400          734,196
                                                               -------------
                                                                   1,263,648
                                                               -------------
INSURANCE--3.48%
IPC Holdings, Ltd.                                    4,800          208,848
Reinsurance Group of America, Inc.                   17,450          845,453
Scottish Re Group, Ltd.                              32,600          844,340
                                                               -------------
                                                                   1,898,641
                                                               -------------
LODGING--1.56%
La Quinta Corp. *                                    93,400          849,006
                                                               -------------
MACHINERY--3.12%
Briggs & Stratton Corp.                              28,400        1,180,872
Thomas Industries, Inc.                              12,900          514,968
                                                               -------------
                                                                   1,695,840
                                                               -------------
MANUFACTURING--6.93%
Acuity Brands, Inc.                                  29,600          941,280
Lincoln Electric Holdings, Inc.                      22,800          787,512
Paxar Corp. *                                        18,700          414,579
Wabtec, Inc.                                         33,000          703,560
Warnaco Group, Inc., The *                           42,900          926,640
                                                               -------------
                                                                   3,773,571
                                                               -------------
MARKETING SERVICES--3.12%
ADVO, Inc.                                           24,300          866,295
Arbitron, Inc. *                                     21,200          830,616
                                                               -------------
                                                                   1,696,911
                                                               -------------
MEDICAL - BIOTECHNOLOGY--1.36%
Charles River Laboratories International,
 Inc. *                                              16,100          740,761
                                                               -------------

                       See notes to financial statements.

COMPANY                                              SHARES     MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MEDICAL PRODUCTS--2.53%
Arrow International, Inc.                            19,334    $     599,161
Orthofix International, NV *                         19,770          780,500
                                                               -------------
                                                                   1,379,661
                                                               -------------
MEDICAL SUPPLIES--1.66%
Sybron Dental Specialties, Inc. *                    25,600          905,728
                                                               -------------
MINING & METALS -
  FERROUS & NONFERROUS--0.97%
United States Steel Corp.                            10,300          527,875
                                                               -------------
MOTOR VEHICLE MANUFACTURING--0.43%
Arctic Cat, Inc.                                      8,900          236,028
                                                               -------------
MULTIMEDIA--1.52%
Journal Communications, Inc.                         45,800          827,606
                                                               -------------
OFFICE EQUIPMENT--1.68%
Herman Miller, Inc.                                  33,100          914,553
                                                               -------------
OIL & GAS - DISTRIBUTION & MARKETING--2.13%
UGI Corp.                                            28,400        1,161,844
                                                               -------------
OIL & GAS PRODUCERS--1.91%
Cimarex Energy Co. *                                 14,600          553,340
Houston Exploration Co., The *                        8,600          484,266
                                                               -------------
                                                                   1,037,606
                                                               -------------
OIL & GAS SERVICES & EQUIPMENT--3.61%
Pride International, Inc. *                          39,700          815,438
Superior Energy Services, Inc. *                     21,800          335,938
Universal Compression Holdings, Inc. *               23,200          809,912
                                                               -------------
                                                                   1,961,288
                                                               -------------
PHARMACEUTICAL--2.03%
ICON, PLC, ADR *                                     16,500          637,725
Pharmaceutical Product Development, Inc. *           11,300          466,577
                                                               -------------
                                                                   1,104,302
                                                               -------------
PUBLISHING & PRINTING--1.21%
Banta Corp.                                          14,700    $     657,972
                                                               -------------
RAILROAD--1.42%
Florida East Coast Industries, Inc.                  17,100          771,210
                                                               -------------
REAL ESTATE--6.86%
Cresent Real Estate Equities Co., REIT               28,900          527,714
CRT Properties, Inc., REIT                           26,300          627,518
Post Properties, Inc.                                23,500          820,150
Sun Communities, Inc., REIT                          15,100          607,775
Tanger Factory Outlet Centers, Inc., REIT            14,000          370,440
Trammell Crow Co. *                                  42,900          776,919
                                                               -------------
                                                                   3,730,516
                                                               -------------
RETAIL STORES--2.88%
Dress Barn, Inc., The *                              42,900          755,040
Payless ShoeSource, Inc. *                           65,800          809,340
                                                               -------------
                                                                   1,564,380
                                                               -------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.81%
Plantronics, Inc.                                    10,700          443,729
                                                               -------------
UTILITIES - ELECTRIC & GAS--0.99%
Black Hills Corp.                                    13,200          404,976
CH Energy Group, Inc.                                   900           43,245
MGE Energy, Inc.                                      2,500           90,075
                                                               -------------
                                                                     538,296
                                                               -------------

TOTAL COMMON STOCK
 (Cost $ 39,263,417)                                              51,403,269
                                                               -------------

TOTAL INVESTMENTS
 (Cost $ 39,263,417)                                  94.40%      51,403,269
Other assets, less liabilities                         5.60        3,051,278
                                                 ----------    -------------

TOTAL NET ASSETS                                     100.00%   $  54,454,547
                                                 ==========    =============

* NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
REIT - REAL ESTATE INVESTMENT TRUST

                       See notes to financial statements.

                      [This page intentionally left blank]

                         INTERNATIONAL EQUITY PORTFOLIO

                                PORTFOLIO MANAGER
                         Marsico Capital Management, LLC
                                (Since 05/01/03)

                               JAMES G. GENDELMAN

               -    Joined Marsico Capital Management, LLC in 2000
               -    Bachelor's degree from Michigan State University
               -    M.B.A. from University of Chicago

                              INVESTMENT OBJECTIVE

 The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the
                         Investment Company Act of 1940.

                            NET ASSETS AS OF 12/31/04
                                  $40,496,012

MARKET ENVIRONMENT

     After generally languishing for the first nine months of the year, international equity markets surged in the fourth quarter and stocks closed the year solidly in positive territory. International equities, particularly in US dollar terms, rallied sharply in the fourth quarter. The Morgan Stanley Capital International EAFE(R) Index had a total annual return of (US$) 20.25%. Gains were widespread; nine of the ten economic sectors (GICS classification) in the Index had returns in excess of 14%, with Utilities (+34%) and Energy (+25%) being the best overall sector performers. Currency was a major story in international equity markets last year, as the US dollar was under sustained downward pressure throughout the period.

PORTFOLIO PERFORMANCE

     The International Equity Portfolio underperformed the MSCI EAFE(R) index for the calendar year 2004.

LARGEST PERFORMANCE CONTRIBUTORS

-    Stock Selection and Positioning in the Consumer Discretionary Sector:
The Portfolio was significantly

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock       100.00%

                               NUMBER OF HOLDINGS

                                       47

                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     NET ASSETS
--------------------------------------------------------------------------------
Enterprise Inns, PLC                                                    3.99%
UBS, AG                                                                 3.98%
News Corporation, Inc.,
 Class A                                                                3.98%
InterContinental Hotels
 Group, PLC                                                             3.96%
Carnival, PLC                                                           3.96%
NTL, Inc.                                                               3.51%
Tyco International, Ltd.                                                3.42%
Roche Holding, AG                                                       3.24%
Telefonaktiebolaget LM
 Ericsson, ADR                                                          3.17%
America Movil, SA de CV,
 Series L, ADR                                                          2.70%

                                                                     PERCENT OF
TOP TEN COUNTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
United Kingdom                                                         22.74%
Japan                                                                  14.08%
Switzerland                                                            10.41%
United States                                                           9.54%
Canada                                                                  5.37%
Mexico                                                                  5.31%
France                                                                  4.65%
Hong Kong                                                               4.18%
Bermuda                                                                 3.42%
Sweden                                                                  3.17%

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

overweighted in this sector. Holdings in Hotels, Restaurants & Leisure companies such as Wynn Resorts (+139%), Carnival PLC (+30%), and Shangri-La Asia (+56%) were all among the portfolio's top contributors. Media companies also enhanced the portfolio's gains with EMI Group (+85%), which emerged as the year's largest contributor on an individual stock level, JC Decaux SA (+79%), and News Corp. (+15%).

- Stock Selection and an Underweighted Posture in the Telecommunications Services Sector: Performance was enhanced by specific holdings in this area. Positions such as Mobile Telesystems (+67% prior to being sold) and America Movil SA (+34%) were positive contributors for the year.

LARGEST PERFORMANCE DETRACTORS

- Currency Effect: Currency-related factors also contributed to the Portfolio's performance shortfall compared to its benchmark. The US dollar was under pressure during the year, and weakened considerably compared to other major currencies such as the Euro and the Yen. Put simply, the Portfolio did not receive the same overall "lift" in performance as its benchmark index because not all of its assets were denominated in foreign currencies.

- Select Holdings in the Transportation Industry: The Portfolio's positions in Dublin-based regional airline company RyanAir Holdings (-27% prior to being sold) and Asian airline company Cathay Pacific Airways (-11% prior to being sold) detracted from overall performance.

- Stock Selection in the Food, Beverage & Tobacco Industry: Holdings in Nestle SA (-16% prior to being sold) and Ambev Cia De Bebida (-29% prior to being sold) also detracted from overall Portfolio performance.

- Positions in the Technology Software & Services Industry: Stock selection in this area hurt the Portfolio's return, with ASM Pacific Technology, Ltd. (-12%), Nortel Networks Corp. (-12%), and Sohu.com, Inc. (-7%) adding up to modest detraction from performance results. None of these companies were held in the Portfolio at year-end.

[CHART]

            INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI EAFE(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE          INTERNATIONAL EQUITY PORTFOLIO   MSCI EAFE(R) INDEX
--------        ------------------------------   ------------------
01/01/98                                10,000               10,000
03/31/98                                11,535               11,430
06/30/98                                11,604               11,510
09/30/98                                10,103                9,835
12/31/98                                12,166               11,823
03/31/99                                12,704               11,945
06/30/99                                13,091               12,206
09/30/99                                13,560               12,698
12/31/99                                16,124               14,810
03/31/00                                16,383               14,752
06/30/00                                15,112               14,125
09/30/00                                13,839               12,946
12/31/00                                12,304               12,558
03/31/01                                10,403               10,796
06/30/01                                10,612               10,615
09/30/01                                 8,296                9,129
12/31/01                                 9,477                9,765
03/31/02                                 9,361                9,815
06/30/02                                 8,881                9,607
09/30/02                                 7,041                7,711
12/31/02                                 7,317                8,209
03/31/03                                 6,437                7,535
06/30/03                                 7,664                8,987
09/30/03                                 8,187                9,717
12/31/03                                 9,613               11,377
03/31/04                                10,396               11,871
06/30/04                                10,105               11,897
09/30/04                                 9,927               11,864
12/31/04                                11,249               13,681

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

                                                                         MSCI
                                                 INTERNATIONAL         EAFE(R)
                                                     EQUITY             INDEX
1 YEAR                                              17.02%             20.25%
5 YEAR                                              -6.94%             -1.14%
INCEPTION                                            1.69%              4.58%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI EAFE(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                         INTERNATIONAL EQUITY PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER          DECEMBER           DECEMBER          DECEMBER          DECEMBER
                                              31, 2004          31, 2003           31, 2002          31, 2001          31, 2000
Net asset value, beginning of period       $        8.79     $        6.79      $        8.80     $       11.42     $       16.07

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        0.06              0.04               0.09             (0.01)             0.02
Net gains and losses on securities
  (both realized and unrealized)                    1.43              2.05              (2.10)            (2.61)            (3.55)
                                           -------------     -------------      -------------     -------------     -------------

  Total from investment operations                  1.49              2.09              (2.01)            (2.62)            (3.53)

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income               (0.02)            (0.09)
Dividends in excess of net
  investment income
Distributions from capital gains                                                                                            (1.12)
Distributions in excess of capital gains
                                           -------------     -------------      -------------     -------------     -------------

  Total distributions                              (0.02)            (0.09)              0.00              0.00             (1.12)

Net asset value, end of period             $       10.26     $        8.79      $        6.79     $        8.80     $       11.42
                                           =============     =============      =============     =============     =============

Total Return (A):
 Total Return before reimbursement                 17.02%            30.91% (B)        (22.79%)          (22.98%)          (23.69%)
 Total Return after reimbursement                  17.02%            31.38% (B)        (22.79%)          (22.98%)          (23.69%)

Ratios to Average Net Assets:
 Expenses                                           1.28%             1.29%              1.19%             1.17%             1.15%
 Net investment income (loss)                       0.68%             0.52%              0.49%             0.20%            (0.08%)

Portfolio Turnover Rate                           144.92%           233.86%            141.40%            97.33%           142.62%

Net Assets, At End of Period               $  40,496,012     $  33,188,626      $  25,484,143     $  32,172,905     $  39,888,260

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) The total return calculation includes a payment received from a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91% (see Note E).

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                                  SHARES       MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCK--95.46%

AUSTRIA--2.10%
Erste Bank der
 oestereichischen Sparkassen, AG                         15,907    $       849,728
                                                                   ---------------
BERMUDA--3.42%
Tyco International, Ltd.                                 38,800          1,386,712
                                                                   ---------------
BRAZIL--1.59%
Natura Cosmeticos, SA                                     7,300            213,008
Uniao de Bancos Brasileiros, SA, ADR                     13,484            427,712
                                                                   ---------------
                                                                           640,720
                                                                   ---------------
CANADA--5.37%
Research In Motion, Ltd. *                               11,632            958,709
Shoppers Drug Mart Corp. *                               26,385            820,705
Talisman Energy, Inc.                                    14,619            394,696
                                                                   ---------------
                                                                         2,174,110
                                                                   ---------------
FRANCE--4.65%
JC Decaux, SA *                                          22,292            650,852
Renault, SA                                               9,863            825,157
Total, SA                                                 1,845            403,006
                                                                   ---------------
                                                                         1,879,015
                                                                   ---------------
GERMANY--2.46%
HypoVereinsbank *                                        17,666            401,729
SAP, AG                                                   3,338            595,277
                                                                   ---------------
                                                                           997,006
                                                                   ---------------
HONG KONG--4.18%
ASM Pacific Technology, Ltd.                            113,000            407,066
CNOOC, Ltd., ADR                                          7,442            403,282
Shangri-La Asia, Ltd., Series 144A #                    612,369            878,448
                                                                   ---------------
                                                                         1,688,796
                                                                   ---------------
INDIA--1.36%
ICICI Bank, Ltd., ADR                                    27,424            552,594
                                                                   ---------------
JAPAN--14.08%
Canon, Inc.                                              12,000            647,604
Keyence Corp.                                             3,000            672,197
Millea Holdings, Inc.                                        42            623,012
Mitsubishi Tokyo Financial Group, Inc.                       64            649,556
Net One Systems Company, Ltd.                                99            412,540
Nissan Motor Company, Ltd.                               75,300            818,622
Trend Micro, Inc.                                        12,500            674,588
Yamada Denki Company, Ltd.                               19,800            848,268
Yamato Transport Company, Ltd.                           24,000            356,007
                                                                   ---------------
                                                                         5,702,394
                                                                   ---------------
MEXICO--5.31%
America Movil, SA de CV, Series L, ADR                   20,870    $     1,092,545
Grupo Televisa, SA, ADR                                  17,459          1,056,270
                                                                   ---------------
                                                                         2,148,815
                                                                   ---------------
SINGAPORE--1.97%
Capitaland, Ltd.                                        612,000            798,554
                                                                   ---------------
SOUTH KOREA--2.08%
Samsung Electronics Company, Ltd.                         1,940            844,252
                                                                   ---------------
SWEDEN--3.17%
Telefonaktiebolaget LM Ericsson, ADR *                   40,796          1,284,666
                                                                   ---------------
SWITZERLAND--10.41%
Roche Holding, AG                                        11,391          1,311,302
Swiss Life Holding *                                      6,017            875,748
Syngenta, AG                                              3,938            418,354
UBS, AG                                                  19,224          1,612,003
                                                                   ---------------
                                                                         4,217,407
                                                                   ---------------
TAIWAN--1.03%
Taiwan Semiconductor
 Manufacturing Company, Ltd., ADR                        49,003            416,035
                                                                   ---------------
UNITED KINGDOM--22.74%
ARM Holdings, PLC                                       450,464            955,582
Boots Group, PLC                                         33,030            415,649
Carnival, PLC                                            26,255          1,601,812
EMI Group, PLC                                          198,387          1,009,264
Enterprise Inns, PLC                                    105,895          1,616,174
Golar LNG, Ltd. *                                        28,000            407,978
HSBC Holdings, PLC                                       47,434            800,432
InterContinental Hotels Group, PLC                      128,947          1,602,865
Reuters Group, PLC                                      110,988            804,338
                                                                   ---------------
                                                                         9,214,094
                                                                   ---------------
UNITED STATES--9.54%
News Corporation, Inc., Class A                          86,327          1,610,862
NTL, Inc. *                                              19,481          1,421,334
Wynn Resorts, Ltd. *                                     12,411            830,544
                                                                   ---------------
                                                                         3,862,740
                                                                   ---------------

TOTAL COMMON STOCK
 (Cost $ 33,336,047)                                                    38,657,638
                                                                   ---------------

TOTAL INVESTMENTS
 (Cost $ 33,336,047)                                      95.46%        38,657,638
Other assets, less liabilities                             4.54          1,838,374
                                                ---------------    ---------------

TOTAL NET ASSETS                                         100.00%   $    40,496,012
                                                ===============    ===============

* NON-INCOME PRODUCING SECURITY.
# SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY ACT OF 1933
  (SEE NOTE H).
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                          WORLD GROWTH STOCK PORTFOLIO

                                PORTFOLIO MANAGER
                        Templeton Investment Counsel, LLC

                               PETER A. NORI, CFA
                            EXECUTIVE VICE PRESIDENT

               -    Joined Templeton Investment Counsel, LLC in 1994
               -    B.S. from University of San Francisco
               -    M.B.A. from University of San Francisco
               -    Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

   The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

                            NET ASSETS AS OF 12/31/04
                                  $127,487,237

     2004 was another good year for equity investors, especially those domiciled in the U.S. who invested in non-U.S. equities. The greenback's protracted decline over the past two years boosted these returns, which in local currencies of the countries included in the MSCI World Index(SM) were 12.05% and 26.36% in 2004 and 2003, respectively. Currency was not the sole factor at work in 2004. U.S. as well as non-U.S. investors both in developed and emerging markets benefited from strong market liquidity and corporate profit growth, underpinned by low financing costs, good corporate spending discipline, and a global economic expansion.

     Over the past year, investors have questioned the sustainability of the global economic recovery. China's economy, a large engine in the current rebound, was expected to decelerate after its gross domestic product grew 9.1% in 2003. A hard landing in China is considered a major risk for global stock markets due to the negative implications for global economic growth. However, in the January-September period gross domestic product grew 9.5% and the impact of restrictive measures was more muted than anticipated.

     Besides China, the quick escalation in energy costs dominated investor attention for most of 2004. Rising oil, gasoline, and natural gas prices triggered concerns of global inflation, slower global growth, and margin erosion at the corporate level. This resulted in stock prices moving within a relatively narrow band in the first nine months. After the third quarter ended, oil prices escalated quickly to $55 per barrel, but then dropped to $46 in about three weeks time. An increase in the last week of December followed an explosion in Saudi Arabia that reminded the world that petroleum markets remained vulnerable. The price per barrel closed the year at $43. The $55 level was good for headline news; on the operational side of businesses, however, the 12-month moving average is far more significant. This average was $41.6 at year-end 2004.

     The CRB Index, a gauge for price changes in energy, industrial minerals,

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Common Stock       99.50%
Preferred Stock     0.50%

                               NUMBER OF HOLDINGS

                                       101

                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics
 Company, Ltd.                                                          1.88%
Nordea, AB                                                              1.86%
ENI, SPA                                                                1.78%
Repsol, SA                                                              1.76%
BAE Systems, PLC                                                        1.59%
E.On, AG                                                                1.57%
Dow Chemical Co., The                                                   1.56%
BASF, AG                                                                1.47%
Iberdrola, SA                                                           1.45%
Abbott Laboratories                                                     1.45%

                                                                     PERCENT OF
TOP TEN COUNTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
United Kingdom                                                         18.14%
United States                                                          16.72%
Japan                                                                   8.28%
Germany                                                                 5.94%
Spain                                                                   5.80%
Netherlands                                                             5.34%
France                                                                  4.94%
Sweden                                                                  4.92%
South Korea                                                             4.11%
Finland                                                                 3.19%

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

and other natural resources, rose 11% in 2004, after a rise of 9% in 2003. In both years, the increases reflected dollar weakness, but also strong demand for oil, and industrial and agricultural commodities. In 2004, the energy, materials, and industrial sectors were strong performing groups in the Morgan Stanley All Country World Index.

     The World Growth Stock Portfolio benefited from its overweight exposure to the materials, industrials, and telecommunication services sectors relative to the MSCI World Index(SM). The portfolio also benefited from stock selection in information technology and healthcare sectors, despite being underweight the Index, with notable contributors to return including Samsung Electronics in South Korea, Check Point Software Technology in Israel, Aventis in France and Cigna Corp. in the U.S. From a region and country perspective, the portfolio benefited from our overweight exposure to Europe, in particular, in the United Kingdom, Spain, and Germany. On the contrary, our underweight and stock selection in financials, particularly banks, detracted from overall performance. Our underweight in Japan also detracted from relative performance.

     Templeton Investment Counsel, LLC's portfolios have maintained underweight positions in Japan relative to MSCI indices for more than fifteen years. For the most part, this has been advantageous for us on a relative return basis. That was not the case in the early part of last year, when Japan's underweight undermined our relative performance. In December, Japan's stock market staged an impressive rally that helped the Nikkei Stock Average end the year with a 7.6% gain. At Templeton, however, country and sector allocations are research driven, based on our analysis of individual securities. Thus, they always have mirrored where our analysts have found the most "bargain opportunities." This is consistent with our bottom-up investment approach.

     Looking forward, we are cautiously optimistic about the prospects for global equity markets over the next few quarters. Recent data suggest that the global economic recovery is still underway. In addition, global inflation and interest rates have remained low on a historical basis, the outlook for corporate profits is still strong, and balance sheets are now in much better shape than they have been in years.

     In summary, we believe the economic and corporate framework has remained positive for global equity markets. However, at this stage in the economic cycle (the current recovery is more than three years old), it should not be surprising to see a pause. At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter in 2005, we should continue to find "bargain" security opportunities. This has been our experience for more than 60 years.

[CHART]

                        WORLD GROWTH STOCK PORTFOLIO AND
                             THE MSCI WORLD INDEX(SM)
              Comparison of Change in Value of $10,000 Investment.

  DATE               WORLD GROWTH STOCK PORTFOLIO    MSCI WORLD INDEX(SM)
--------             ----------------------------    --------------------
08/01/85                                   10,000                  10,000
09/30/85                                    9,112                  10,137
12/31/85                                   10,526                  11,822
03/31/86                                   12,932                  14,371
06/30/86                                   12,715                  15,328
09/30/86                                   12,765                  16,146
12/31/86                                   13,449                  16,882
03/31/87                                   14,918                  20,707
06/30/87                                   14,999                  21,951
09/30/87                                   16,167                  23,311
12/31/87                                   12,408                  19,712
03/31/88                                   13,855                  22,022
06/30/88                                   14,352                  21,836
09/30/88                                   14,141                  21,928
12/31/88                                   14,034                  24,433
03/31/89                                   15,373                  25,008
06/30/89                                   15,862                  24,689
09/30/89                                   18,247                  27,584
12/31/89                                   18,041                  28,634
03/31/90                                   17,244                  24,562
06/30/90                                   18,671                  26,580
09/30/90                                   15,554                  21,760
12/31/90                                   16,176                  23,904
03/31/91                                   17,797                  26,288
06/30/91                                   17,325                  25,434
09/30/91                                   18,848                  27,260
12/31/91                                   19,812                  28,439
03/31/92                                   19,777                  26,152
06/30/92                                   20,910                  26,660
09/30/92                                   20,281                  27,143
12/31/92                                   21,015                  27,114
03/31/93                                   22,440                  29,479
06/30/93                                   23,314                  31,306
09/30/93                                   25,138                  32,814
12/31/93                                   28,104                  33,384
03/31/94                                   27,156                  33,628
06/30/94                                   26,728                  34,678
09/30/94                                   28,551                  35,464
12/31/94                                   27,248                  35,248
03/31/95                                   27,603                  36,944
06/30/95                                   29,865                  38,568
09/30/95                                   31,357                  40,772
12/31/95                                   31,703                  42,762
03/31/96                                   33,105                  44,543
06/30/96                                   34,373                  45,880
09/30/96                                   34,737                  46,568
12/31/96                                   37,795                  48,757
03/31/97                                   38,862                  48,935
06/30/97                                   43,136                  56,368
09/30/97                                   47,062                  58,029
12/31/97                                   43,588                  56,656
03/31/98                                   48,979                  64,769
06/30/98                                   47,104                  66,084
09/30/98                                   39,514                  58,160
12/31/98                                   44,831                  70,223
03/31/99                                   44,840                  72,518
06/30/99                                   50,285                  75,767
09/30/99                                   49,060                  74,433
12/31/99                                   54,181                  86,767
03/31/00                                   56,309                  87,442
06/30/00                                   56,459                  84,131
09/30/00                                   54,294                  79,705
12/31/00                                   55,013                  74,576
03/31/01                                   51,138                  64,807
06/30/01                                   53,480                  66,246
09/30/01                                   46,314                  56,726
12/31/01                                   51,482                  61,599
03/31/02                                   51,853                  61,808
06/30/02                                   49,774                  56,165
09/30/02                                   40,624                  45,842
12/31/02                                   42,900                  49,344
03/31/03                                   39,625                  46,848
06/30/03                                   46,759                  54,830
09/30/03                                   49,545                  57,484
12/31/03                                   57,524                  65,681
03/31/04                                   59,317                  67,402
06/30/04                                   59,969                  67,989
09/30/04                                   59,950                  67,309
12/31/04                                   68,201                  75,352

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

                                                      WORLD              MSCI
                                                     GROWTH             WORLD
                                                      STOCK            INDEX(SM)
1 YEAR                                               18.56%             14.72%
5 YEAR                                                4.70%             -2.45%
10 YEAR                                              10.17%              8.09%
INCEPTION                                            10.39%             10.96%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index(SM). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World Index(SM) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                          WORLD GROWTH STOCK PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                               31, 2004          31, 2003          31, 2002          31, 2001          31, 2000
Net asset value, beginning of period        $       22.08     $       16.83     $       20.42     $       25.75     $       26.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.39              0.29              0.24              0.26              0.33
Net gains and losses on securities
  (both realized and unrealized)                     3.68              5.30             (3.61)            (1.94)             0.09
                                            -------------     -------------     -------------     -------------     -------------

  Total from investment operations                   4.07              5.59             (3.37)            (1.68)             0.42

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.26)            (0.34)            (0.22)            (0.39)            (0.36)
Dividends in excess of net
  investment income
Distributions from capital gains                                                                          (3.26)            (0.39)
Distributions in excess of capital gains
                                            -------------     -------------     -------------     -------------     -------------

  Total distributions                               (0.26)            (0.34)            (0.22)            (3.65)            (0.75)

Net asset value, end of period              $       25.89     $       22.08     $       16.83     $       20.42     $       25.75
                                            =============     =============     =============     =============     =============

Total Return (A)                                    18.56%            34.09%           (16.67%)           (6.42%)            1.54%

Ratios to Average Net Assets:
 Expenses                                            0.88%             0.89%             0.85%             0.86%             0.85%
 Net investment income                               1.62%             1.57%             1.24%             1.21%             1.42%

Portfolio Turnover Rate                             23.78%            25.27%            10.02%            28.49%            51.56%

Net Assets, At End of Period                $ 127,487,237     $ 115,061,953     $  95,116,449     $ 118,895,577     $ 132,977,195

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                          WORLD GROWTH STOCK PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                                  SHARES       MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCK--97.39%

AUSTRALIA--0.63%
AMP, Ltd.                                               141,900    $       807,552
                                                                   ---------------
BERMUDA--2.00%
Ace, Ltd.                                                32,000          1,368,000
XL Capital, Ltd.                                         15,300          1,188,045
                                                                   ---------------
                                                                         2,556,045
                                                                   ---------------
CANADA--2.56%
Alcan, Inc.                                              24,120          1,183,655
BCE, Inc.                                                59,880          1,445,276
Celestica, Inc.                                          44,660            629,907
                                                                   ---------------
                                                                         3,258,838
                                                                   ---------------
FINLAND--3.19%
KCI Konecranes Oyj                                       36,700          1,621,744
Stora Enso Oyj, Class R                                  93,800          1,436,898
UPM-Kymmene Oyj                                          45,050          1,001,791
                                                                   ---------------
                                                                         4,060,433
                                                                   ---------------
FRANCE--4.94%
Accor, SA                                                21,770            953,122
Axa                                                      38,470            950,638
Sanofi-Aventis                                           21,766          1,739,623
Suez, SA                                                 54,700          1,458,766
Total, SA                                                 5,500          1,201,373
                                                                   ---------------
                                                                         6,303,522
                                                                   ---------------
GERMANY--5.94%
BASF, AG                                                 26,000          1,870,219
Bayer, AG                                                33,400          1,130,434
Deutsche Post, AG                                        70,300          1,611,062
E.On, AG                                                 21,860          1,996,133
Volkswagen, AG                                           21,000            951,951
                                                                   ---------------
                                                                         7,559,799
                                                                   ---------------
HONG KONG--3.04%
Cheung Kong (Holdings), Ltd.                             73,000            727,868
China Mobile (Hong Kong), Ltd., ADR                      37,600            645,216
Hutchison Whampoa, Ltd.                                 160,800          1,505,037
Swire Pacific, Ltd.                                     118,500            990,968
                                                                   ---------------
                                                                         3,869,089
                                                                   ---------------
ISRAEL--0.98%
Check Point Software Technologies, Ltd. *                50,740          1,249,726
                                                                   ---------------
ITALY--3.12%
ENI, SPA                                                 90,700          2,270,890
Riunione Adriatica di Sicurta, SPA                       75,700          1,712,176
                                                                   ---------------
                                                                         3,983,066
                                                                   ---------------
JAPAN--8.28%
DENSO Corp.                                              25,100            672,387
East Japan Railway Co.                                      170            945,643
Hitachi, Ltd.                                           188,000          1,302,625
NEC Corp.                                                94,000            584,347
Nintendo Company, Ltd.                                   13,600          1,708,129
Nippon Telegraph & Telephone Corp.                          344          1,544,257
Nomura Holdings, Inc.                                    86,000    $     1,253,869
Sony Corp.                                               31,300          1,209,603
Takeda Pharmaceutical Company, Ltd.                      26,400          1,329,404
                                                                   ---------------
                                                                        10,550,264
                                                                   ---------------
MEXICO--1.31%
Telefonos de Mexico, SA de CV, ADR                       43,700          1,674,584
                                                                   ---------------
NETHERLANDS--5.34%
Akzo Nobel, NV                                           26,270          1,120,501
ING Groep, NV                                            56,540          1,710,725
Koninklijke (Royal) Philips Electronics, NV              61,700          1,636,220
Reed Elsevier, NV                                        94,800          1,292,434
Wolters Kluwer, NV, CVA                                  52,470          1,053,394
                                                                   ---------------
                                                                         6,813,274
                                                                   ---------------
NORWAY--1.18%
Telenor, ASA                                            165,000          1,498,341
                                                                   ---------------
PORTUGAL--0.94%
Portugal Telecom, SGPS, SA                               96,940          1,199,068
                                                                   ---------------
SINGAPORE--0.52%
DBS Group Holdings, Ltd.                                 67,337            664,130
                                                                   ---------------
SOUTH KOREA--4.11%
Kookmin Bank *                                           20,650            807,887
KT Corp., ADR                                            51,580          1,124,960
Samsung Electronics Company, Ltd.                         5,510          2,397,851
SK Telecom Company, Ltd., ADR                            40,600            903,350
                                                                   ---------------
                                                                         5,234,048
                                                                   ---------------
SPAIN--5.80%
Banco Santander Central Hispano, SA *                   137,800          1,661,325
Iberdrola, SA                                            72,900          1,852,970
Repsol, SA                                               86,000          2,239,717
Telefonica, SA                                           87,400          1,646,546
                                                                   ---------------
                                                                         7,400,558
                                                                   ---------------
SWEDEN--4.92%
Autoliv, Inc., SDR                                       21,000          1,004,906
Nordea, AB                                              235,500          2,374,349
Securitas, AB, Class B                                   86,240          1,479,423
Volvo, AB, Series B                                      35,800          1,419,523
                                                                   ---------------
                                                                         6,278,201
                                                                   ---------------
SWITZERLAND--2.95%
Nestle, SA                                                4,880          1,276,757
Swiss Re                                                 13,400            955,712
UBS, AG                                                  18,210          1,526,975
                                                                   ---------------
                                                                         3,759,444
                                                                   ---------------
TAIWAN--0.78%
Chunghwa Telecom Company, Ltd., ADR                      47,500            999,875
                                                                   ---------------

                       See notes to financial statements.

COMPANY                                                  SHARES       MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

UNITED KINGDOM--18.14%
Amvescap, PLC                                            67,650    $       416,562
BAE Systems, PLC                                        457,500          2,024,450
BHP Billiton, PLC                                        85,921          1,007,003
Boots Group, PLC                                         74,000            931,215
BP Amoco, PLC, ADR                                       11,700            683,280
Brambles Industries, PLC                                131,320            656,096
British Sky Broadcasting Group, PLC                     147,600          1,592,459
Cadbury Schweppes, PLC                                  138,710          1,291,502
Compass Group, PLC                                      213,200          1,007,881
GlaxoSmithKline, PLC                                     52,500          1,231,618
HSBC Holdings, PLC                                       68,000          1,163,560
Lloyds TSB Group, PLC                                   110,300          1,001,572
Pearson, PLC                                             61,270            739,263
Rentokil Initial, PLC                                   324,500            920,424
Rolls-Royce Group, PLC                                  255,000          1,209,157
Shell Transport & Trading Company, PLC                  157,100          1,339,075
Shire Pharmaceuticals Group, PLC                        131,420          1,380,049
Smiths Group, PLC                                        84,420          1,332,180
Standard Chartered, PLC                                  39,150            727,909
Unilever, PLC                                           115,320          1,132,390
Vodafone Group, PLC, ADR                                 48,900          1,338,882
                                                                   ---------------
                                                                        23,126,527
                                                                   ---------------
UNITED STATES--16.72%
Abbott Laboratories                                      39,600    $     1,847,340
AmerisourceBergen Corp.                                  15,900            933,012
Aon Corp.                                                36,300            866,118
Bank of America Corp.                                    38,800          1,823,212
BMC Software, Inc. *                                     82,440          1,533,384
Bristol-Myers Squibb Co.                                 47,830          1,225,405
Cadence Design Systems, Inc. *                           56,630            782,060
CIGNA Corp.                                              10,500            856,485
DirecTV Group, Inc., The *                               63,500          1,062,990
Dow Chemical Co., The                                    40,060          1,983,371
Electronic Data Systems Corp.                            22,260            514,206
King Pharmaceuticals, Inc. *                             54,860            680,264
Kraft Foods, Inc.                                        45,900          1,634,499
Maxtor Corp. *                                          143,000            757,900
Morgan Stanley                                           10,420            578,518
Target Corp.                                             29,960          1,555,823
Temple-Inland, Inc.                                      17,330          1,185,372
Tenet Healthcare Corp. *                                 82,800            909,144
Time Warner, Inc. *                                      30,000            583,200
                                                                   ---------------
                                                                        21,312,303
                                                                   ---------------

TOTAL COMMON STOCK
 (Cost $ 97,632,667)                                                   124,158,687
                                                                   ---------------

PREFERRED STOCK--0.49%

BRAZIL--0.49%
Companhia Vale do Rio Doce, (CVRD), ADR                  25,800            629,004
                                                                   ---------------

TOTAL PREFERRED STOCK
 (Cost $206,830)                                                           629,004
                                                                   ---------------

TOTAL INVESTMENTS
 (Cost $97,839,497)                                       97.88%       124,787,691
Other assets, less liabilities                             2.12          2,699,546
                                                ---------------    ---------------

TOTAL NET ASSETS                                         100.00%   $   127,487,237
                                                ===============    ===============

* NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
SDR - SWEDISH DEPOSITORY RECEIPT

                       See notes to financial statements.

                      [This page intentionally left blank]

                            HIGH YIELD BOND PORTFOLIO

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

          JOHN F. ADDEO, CFA*                    SCOTT B. RICHARDS, CFA**
            VICE PRESIDENT                             VICE PRESIDENT

-    Joined Massachusetts Financial      -    Joined Massachusetts Financial
       Services Company in 1998                 Services Company in 2004
-    B.S. from Siena College             -    B.S. from Cornell University
-    Chartered Financial Analyst         -    M.B.A. from Dartmouth College
                                         -    24 years of investment experience

                              INVESTMENT OBJECTIVE

    The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

                            NET ASSETS AS OF 12/31/04
                                   $23,345,658

 * EFFECTIVE APRIL 7, 2004, THE PORTFOLIO MANAGER CHANGED FROM BERNARD SCOZZAFAVA TO JOHN F. ADDEO.
** EFFECTIVE MAY 24, 2004 SCOTT B. RICHARDS BECAME CO-MANAGER OF THE PORTFOLIO.

     MARKET ENVIRONMENT

     For bond investors, 2004 turned out to be a pleasant surprise.

     As the year began, many analysts were expecting bond prices would fall as the economic recovery accelerated and speculation that the U.S. Federal Reserve Board would raise interest rates became a reality. In fact, improving economic fundamentals prompted the Fed to raise rates for the first time in four years in June. While the Fed followed with four more hikes throughout the period, some uncertainty regarding the sustainability of the economic recovery coupled with low (albeit moderately rising) inflation kept investors buying U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

     Improved fundamental factors such as increased corporate spending and earnings growth drove equity markets to solid gains for the year. Despite that, the slowdown in GDP and job growth in the second half of the year curbed expectations about the pace and sustainability of the economic

[SIDENOTE]

[CHART]

                             PERCENT OF INVESTMENTS

Corporate Bonds                  96.41%
Equities                          1.46%
Short-Term Investments            2.13%

                               NUMBER OF HOLDINGS

                                       348

                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    NET ASSETS
-------------------------------------------------------------------------------
BBB                                                                   2.22%
BB                                                                   25.47%
B                                                                    44.38%
CCC                                                                  14.60%
CC                                                                    2.27%
Not Rated                                                             6.01%

Dollar Weighted
 Average Maturity                                                      7.9 years

                                                                     PERCENT OF
TOP TEN HOLDINGS+                                                    NET ASSETS
-------------------------------------------------------------------------------
Qwest Services Corp.,
 Series 144A, 14.000%,
 due 12/15/10                                                           1.55%
Nextel Communications, Inc.,
 7.375%, due 08/01/15                                                   1.44%
Charter Communications
 Holdings, LLC, 8.625%,
 due 04/01/09                                                           1.21%
Georgia-Pacific Corp.,
 9.375%, due 02/01/13                                                   0.92%
Crown Holdings, Inc.,
 10.875%, due 03/01/13                                                  0.89%
HCA, Inc., 7.875%, due 02/01/11                                         0.87%
Paxson Communications Corp.,
 Zero Coupon, Step-up,
 due 01/15/09                                                           0.78%
Dex Media, Inc., Zero Coupon,
 Step-up, due 11/15/13                                                  0.76%
Calpine Corp., Series 144A,
 8.750%, due 07/15/13                                                   0.72%
Williams Companies, Inc., The,
 7.125%, due 09/01/11                                                   0.69%

+Short-term investments excluded.

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES.

recovery. Such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept the "flight-to-quality" alive.

     At year end, 10-year Treasury prices were essentially flat for the 12-month period. On average, long-term bonds provided higher total returns for the year than shorter-term issues. (Total return is the change in price plus interest income.)

     The high-yield bond market began the period with strong performance as cash continued to flow into the sector. However, mixed economic data and a large new issue calendar appeared, in our view, to dampen market enthusiasm in the early part of the year, while rising short-term interest rates applied further pressure on the market during the second and third quarters.

     For the 12-month period, however, high-yield securities, as represented by the High Yield Bond Portfolio's benchmark, the Lehman Brothers High Yield Bond Index, outperformed U.S. Treasuries and investment-grade bonds, as represented by the Lehman Brothers U.S. Credit Index, which is a broad measure of the U.S. investment grade corporate bond market.

     DETRACTORS FROM PERFORMANCE

     The Portfolio's underweighted position in the most speculative sectors of the high-yield market hurt the Portfolio's relative performance against its benchmark, especially in the first half of the year as prices of "CCC"-rated and defaulted securities rose amid expectations the economy was improving.

     Among individual holdings, Dobson Communications detracted from results when prices of the respective bonds fell when the company experienced deteriorating fundamentals and declines in earnings.

     CONTRIBUTORS TO PERFORMANCE

     The Portfolio's overweighted position in the debt of commodity chemical companies helped relative returns as some selected names benefited from improving world economies. Attractive supply-demand dynamics, which boosted earnings and cash flow, gave these companies greater ability to decrease leverage.

     The Portfolio's position in chemical companies Rhodia and Resolution Performance Products boosted relative returns. Individual holdings of cable companies and broadcasters also boosted results. The Portfolio benefited from price increases in the debt of Yellow Pages publisher Dex Media, as the market value of those franchises rose during the year.

[CHART]

                            HIGH YIELD BOND PORTFOLIO
                   AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              Comparison of Change in Value of $10,000 Investment.

  DATE           HIGH YIELD BOND PORTFOLIO    LEHMAN BROS. HIGH YIELD BOND INDEX
--------         -------------------------    ----------------------------------
01/01/98                            10,000                                10,000
03/31/98                            10,289                                10,336
06/30/98                            10,387                                10,450
09/30/98                             9,640                                 9,975
12/31/98                            10,089                                10,187
03/31/99                            10,537                                10,375
06/30/99                            10,470                                10,410
09/30/99                            10,338                                10,263
12/31/99                            10,572                                10,430
03/31/00                            10,524                                10,186
06/30/00                            10,529                                10,303
09/30/00                            10,392                                10,362
12/31/00                             9,735                                 9,819
03/31/01                            10,294                                10,443
06/30/01                            10,033                                10,204
09/30/01                             9,439                                 9,772
12/31/01                            10,069                                10,337
03/31/02                            10,144                                10,511
06/30/02                             9,951                                 9,837
09/30/02                             9,827                                 9,549
12/31/02                            10,283                                10,193
03/31/03                            10,716                                10,968
06/30/03                            11,401                                12,077
09/30/03                            11,665                                12,412
12/31/03                            12,290                                13,145
03/31/04                            12,456                                13,453
06/30/04                            12,378                                13,324
09/30/04                            12,889                                13,970
12/31/04                            13,403                                14,608

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                        LEHMAN
                                                      HIGH            BROS. HIGH
                                                     YIELD            YIELD BOND
                                                      BOND              INDEX
1 YEAR                                               9.05%              11.13%
5 YEAR                                               4.85%               6.97%
INCEPTION                                            4.27%               5.56%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                            HIGH YIELD BOND PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                               DECEMBER          DECEMBER          DECEMBER          DECEMBER         DECEMBER
                                               31, 2004          31, 2003          31, 2002          31, 2001         31, 2000
Net asset value, beginning of period        $        8.20     $        7.35     $        7.19     $        7.70     $        9.19

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                0.55              0.52              0.53              0.77              0.76
Net gains and losses on securities
  (both realized and unrealized)                     0.15              0.83             (0.37)            (0.51)            (1.49)
                                            -------------     -------------     -------------     -------------     -------------

  Total from investment operations                   0.70              1.35              0.16              0.26             (0.73)

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.56)            (0.50)                              (0.77)            (0.76)
Dividends in excess of net
  investment income
Distributions from capital gains
Distributions in excess of capital gains
                                            -------------     -------------     -------------     -------------     -------------

Total distributions                                 (0.56)            (0.50)             0.00             (0.77)            (0.76)

Net asset value, end of period              $        8.34     $        8.20     $        7.35     $        7.19     $        7.70
                                            =============     =============     =============     =============     =============

Total Return (A)                                     9.05%            19.52%             2.13%             3.43%            (7.92%)

Ratios to Average Net Assets:
  Expenses                                           1.10%             1.13%             1.16%             1.11%             1.17%
  Net investment income                              6.97%             7.30%             7.79%             8.65%             8.50%

Portfolio Turnover Rate                             67.65%            73.91%            59.65%            58.23%            38.15%

Net Assets, At End of Period                $  23,345,658     $  21,423,675     $  15,808,770     $  13,842,770     $   9,265,526

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

                            HIGH YIELD BOND PORTFOLIO

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                                  SHARES       MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCK--0.84%

AUTOMOTIVE PARTS & EQUIPMENT--0.35%
Magna International, Inc.                                 1,000    $        82,550
                                                                   ---------------

BROADCASTING--0.24%
Telewest Global, Inc. *                                   3,183             55,957
                                                                   ---------------

CHEMICALS--0.00%
Sterling Chemicals, Inc. *                                    4                149
                                                                   ---------------

MINING & METALS -
 FERROUS & NONFERROUS--0.00%
Oxford Automotive, Inc. *+                                   12                  0
                                                                   ---------------

TELECOMMUNICATIONS - INTEGRATED--0.24%
Manitoba Telecom Services, Inc.                              68              2,781
NTL, Inc. *                                                 723             52,750
                                                                   ---------------
                                                                            55,531
                                                                   ---------------
TELECOMMUNICATIONS - WIRELINE--0.01%
Versatel Telecom International, NV *                        660              1,911
                                                                   ---------------

TOTAL COMMON STOCK
 (Cost $ 182,892)                                                          196,098
                                                                   ---------------

PREFERRED STOCK--0.26%

AUTOMOTIVE PARTS & EQUIPMENT--0.00%
HLI Operating, Inc. *                                         8                614
                                                                   ---------------

PUBLISHING & PRINTING--0.26%
PRIMEDIA, Inc., Series H, 8.625%, due
 04/01/10                                                   650             59,475
                                                                   ---------------

REAL ESTATE--0.00%
HRPT Properties Trust, Series B                              25                690
                                                                   ---------------

TELECOMMUNICATIONS - INTEGRATED--0.00%
PTV, Inc., 10.000%, due 01/10/23                              1                  4
                                                                   ---------------

TOTAL PREFERRED STOCK
 (Cost $65,094)                                                             60,783
                                                                   ---------------

CONVERTIBLE PREFERRED STOCK 0.32%

FINANCIAL SERVICES--0.32%
Ford Motor Company Capital Trust II,
 6.500%, due 01/15/32                                     1,410             74,434
                                                                   ---------------

TOTAL CONVERTIBLE PREFERRED STOCK
 (Cost $73,573)                                                             74,434
                                                                   ---------------

RIGHTS AND WARRANTS--0.01%

BROADCASTING--0.01%
Ono Finance, PLC, Series 144A,
 Equity Value Certificate, exp. 05/31/09 *#+                105    $             0
XM Satellite Radio, Inc., Series 144A,
 Warrants, exp. 03/15/10 *#                                  35              2,975
                                                                   ---------------
                                                                             2,975
                                                                   ---------------
CHEMICALS--0.00%
Sterling Chemicals, Inc., Warrants, exp.
 12/31/08 *+                                                  7                  0
                                                                   ---------------
MACHINERY--0.00%
Thermadyne Holdings Corp.,
 Series B, Warrants, exp. 06/23/06 *                        101                 10
                                                                   ---------------

PACKAGING & CONTAINERS--0.00%
Pliant Corp., Series 144A,
 Warrants, exp. 06/01/10 *#++                                20                  0
                                                                   ---------------

TELECOMMUNICATIONS - INTEGRATED--0.00%
Jazztel, PLC, Series 144A,
 Warrants, exp. 04/01/09 *#+                                 40                  0
                                                                   ---------------

TOTAL RIGHTS AND WARRANTS
 (Cost $ 2,405)                                                              2,985
                                                                   ---------------

                                                PRINCIPAL VALUE
                                                ---------------
CORPORATE BONDS--83.59%

ADVERTISING--0.53%
Lamar Media Corp., 7.250%, due 01/01/13         $        45,000             48,600
WDAC Subsidiary Corp., Series 144A,
 8.375%, due 12/01/14 #                                  75,000             73,969
                                                                   ---------------
                                                                           122,569
                                                                   ---------------
AEROSPACE & DEFENSE--1.23%
Argo-Tech Corp., 9.250%, due 06/01/11                    60,000             65,850
BE Aerospace, Inc., Series B, 8.875%, due
 05/01/11                                                95,000             99,275
L-3 Communications Corp.,
 6.125%, due 01/15/14                                    70,000             72,100
L-3 Communications Corp., Series 144A,
 5.875%, due 01/15/15 #                                  50,000             49,875
                                                                   ---------------
                                                                           287,100
                                                                   ---------------
AGRICULTURAL OPERATIONS--0.64%
IMC Global, Inc., 10.875%, due 08/01/13                  70,000             87,500
Seminis, Inc., 10.250%, due 10/01/13                     55,000             61,875
                                                                   ---------------
                                                                           149,375
                                                                   ---------------
ASSET-BACKED SECURITIES--0.54%
Continental Airlines, Inc., Series 974B,
 6.900%, due 01/02/17                                    18,985             16,087
Continental Airlines, Inc., Series 981B,
 6.748%, due 03/15/17                                    18,587             15,176
Continental Airlines, Inc., Series 991B,
 6.795%, due 08/02/18                                    51,226             44,765
Continental Airlines, Inc., Series 99-2,
 7.566%, due 03/15/20                                    58,124             49,080
                                                                   ---------------
                                                                           125,108
                                                                   ---------------

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

AUTOMOTIVE PARTS & EQUIPMENT--1.82%
ArvinMeritor, Inc., 8.750%, due 03/01/12        $         5,000   $         5,775
Cooper Standard Automotive, Inc.,
 Series 144A, 8.375%, due 12/15/14 #++                   10,000             9,975
Dana Corp., 7.000%, due 03/01/29                         95,000            94,763
Metaldyne Corp., 11.000%, due 06/15/12                   25,000            20,750
Metaldyne Corp., Series 144A,
 10.000%, due 11/01/13 #                                 25,000            23,750
Rexnord Corp., 10.125%, due 12/15/12                     50,000            56,500
Tenneco Automotive, Inc.,
 10.250%, due 07/15/13                                   35,000            41,300
Tenneco Automotive, Inc., Series 144A,
 8.625%, due 11/15/14 #                                  20,000            20,800
TRW Automotive, Inc., 9.375%, due 02/15/13               50,000            58,000
TRW Automotive, Inc., 11.000%, due
 02/15/13                                                39,000            46,995
Visteon Corp., 7.000%, due 03/10/14                      50,000            47,750
                                                                   --------------
                                                                          426,358
                                                                   --------------
AUTOMOTIVE RENTALS-- 0.68%
United Rentals, Inc., 6.500%, due 02/15/12               45,000            43,875
United Rentals, Inc., 7.750%, due 11/15/13               70,000            68,600
United Rentals, Inc., 7.000%, due 02/15/14               50,000            46,750
                                                                   --------------
                                                                          159,225
                                                                   --------------

BROADCASTING--7.20%
Albritton Communications, Inc.,
 7.750%, due 12/15/12                                   106,000           109,710
Cablevision Systems - New York Group,
 Series 144A, 8.000%, due 04/15/12 #                     90,000            96,075
Charter Communications Holdings, LLC,
 8.625%, due 04/01/09                                   325,000           281,938
Charter Communications Holdings, LLC,
 9.920%, Step-up, due 04/01/11                          175,000           149,188
Charter Communications Operating Holdings,
 LLC,
 8.750%, due 11/15/13                                    30,000            30,975
Charter Communications Operating Holdings,
 LLC,
 Series 144A, 8.375%, due 04/30/14 #                     30,000            31,650
CSC Holdings, Inc., Series B,
 8.125%, due 08/15/09                                   105,000           114,844
CSC Holdings, Inc., Series 144A,
 6.750%, due 04/15/12 #                                  55,000            56,650
DIRECTV Holdings, LLC,
 8.375%, due 03/15/13                                    65,000            72,881
EchoStar DBS Corp., 6.375%, due 10/01/11                140,000           143,150
Frontiervision Holdings, LP,
 11.000%, due 10/15/06 @                                 55,000            72,050
Frontiervision Holdings, LP,
 11.875%, Step-up, due 09/15/07 @                        20,000            26,700
Frontiervision Holdings, LP, Series B,
 11.875%, Step-up, due 09/15/07 @                        30,000            40,050
Granite Broadcasting Corp.,
 9.750%, due 12/01/10                                   110,000           105,050
Mediacom Broadband, LLC,
 11.000%, due 07/15/13                                   25,000            26,875
Mediacom, LLC/Mediacom Capital Corp.,
 9.500%, due 01/15/13                                    45,000            45,169
Paxson Communications Corp.,
 Zero Coupon, Step-up, due 01/15/09                     195,000           182,325
Spanish Broadcasting System, Inc.,
 9.625%, due 11/01/09                           $        50,000   $        52,500
Young Broadcasting, Inc.,
 8.500%, due 12/15/08                                    40,000            42,800
                                                                   --------------
                                                                        1,680,580
                                                                   --------------
BUILDING CONSTRUCTION--1.00%
D.R. Horton, Inc., 8.000%, due 02/01/09                  85,000            95,094
Technical Olympic USA, Inc.,
 9.000%, due 07/01/10                                    20,000            21,400
Technical Olympic USA, Inc.,
 7.500%, due 03/15/11                                    10,000            10,075
Technical Olympic USA, Inc., Series 144A,
 7.500%, due 01/15/15 #++                                45,000            44,663
WCI Communities, Inc., 7.875%, due 10/01/13              60,000            63,150
                                                                   --------------
                                                                          234,382
                                                                   --------------
BUILDING MATERIALS--0.90%
Building Materials Corporation of America,
 Series 144A, 7.750%, due 08/01/14 #                    105,000           105,919
Nortek Holdings, Inc., Series 144A,
 8.500%, due 09/01/14 #                                  65,000            67,925
Werner Holdings Company, Inc.,
 10.000%, due 11/15/07                                   45,000            37,350
                                                                  ---------------
                                                                          211,194
                                                                  ---------------
CHEMICALS--2.92%
ARCO Chemical Co., 9.800%, due 02/01/20                  40,000            45,600
Equistar Chemicals, LP, 10.625%, due
 05/01/11                                               110,000           127,600
Hercules, Inc., 6.750%, due 10/15/29                     65,000            67,113
Huntsman International, LLC,
 10.125%, due 07/01/09                                   77,000            81,043
Huntsman International, LLC, Series 144A,
 7.375%, due 01/01/15 #++                                55,000            55,138
Lyondell Chemical Co., 9.500%, due 12/15/0840,00         43,400
Lyondell Chemical Co., 11.125%, due                      40,000            47,500
 07/15/12
Nalco Co., 7.750%, due 11/15/11                          25,000            27,000
Nalco Co., 8.875%, due 11/15/13                          25,000            27,438
Resolution Performance Products, LLC,
 13.500%, due 11/15/10                                   50,000            54,375
Rockwood Specialties, Inc.,
 10.625%, due 05/15/11                                   55,000            63,250
Sovereign Specialty Chemicals, Inc.,
 11.875%, due 03/15/10                                   40,000            42,850
                                                                  ---------------
                                                                          682,307
                                                                  ---------------
COLLATERALIZED MORTGAGE OBLIGATION--1.70%
Asset Securitization Corp., Series 1996-MD6,
 Class A7, 8.289%, Floating Rate,
 due 11/13/29                                           100,000           104,980
Commercial Mortgage Acceptance Corp.,
 Series 1998-C2, Series 144A,
 5.440%, due 05/15/13 #                                 140,000           141,488
First Union National Bank Commercial
 Mortgage Securities, Inc., Series 2000-C2,
 Series 144A, Class H, 6.750%, due 10/15/32 #            40,000           43,535
GE Capital Commercial Mortgage Corp.,
 Series 2000-1, Series 144A, 7.510%,
 Floating Rate, due 01/15/33 #++                         30,000            33,318

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATION--CONTINUED
GMAC Commercial Mortgage Securities, Inc.,
 Series 2001-C1, Series 144A, Class G,
 7.898%, due 04/15/34 #                         $        41,000   $        45,919
Morgan Stanley Capital I, Series 144A,
 1.590%, Floating Rate, due 04/28/39 #                  335,672            26,364
                                                                  ---------------
                                                                          395,604
                                                                  ---------------
COMMERCIAL SERVICES--1.51%
Geo Group, Inc., The, 8.250%, due 07/15/13               30,000            32,100
Integrated Electrical Services, Inc.,
 Series C, 9.375%, due 02/01/09                          40,000            37,600
Iron Mountain, Inc., 8.625%, due 04/01/13                55,000            58,438
Iron Mountain, Inc., 7.750%, due 01/15/15                60,000            60,900
U.S. Oncology, Inc., Series 144A,
 10.750%, due 08/15/14 #                                 55,000            63,663
Williams Scotsman, Inc., 9.875%, due
 06/01/07                                                85,000            85,000
Williams Scotsman, Inc., 10.000%, due
 08/15/08                                                15,000            16,650
                                                                  ---------------
                                                                          354,351
                                                                  ---------------
COSMETICS & PERSONAL CARE--0.32%
Revlon Consumer Products Corp.,
 8.125%, due 02/01/06                                    85,000            75,863
                                                                  ---------------

EDUCATIONAL SERVICES--0.23%
KinderCare Learning Centers, Inc.,
 Series B, 9.500%, due 02/15/09                          54,000            54,203
                                                                  ---------------

ENTERTAINMENT & LEISURE--5.78%
AMC Entertainment, Inc., 9.500%, due
 02/01/11                                                49,000            50,654
AMC Entertainment, Inc., Series 144A,
 8.625%, due 08/15/12 #                                  80,000            88,400
AMF Bowling Worldwide, Inc.,
 10.000%, due 03/01/10                                   30,000            32,025
Aztar Corp., 7.875%, due 06/15/14                        60,000            66,150
Boyd Gaming Corp., 6.750%, due 04/15/14                 110,000           115,225
Herbst Gaming, Inc., Series 144A,
 7.000%, due 11/15/14 #                                  10,000            10,125
Isle of Capri Casinos, Inc., 7.000%, due
 03/01/14                                                65,000            66,300
K2, Inc., Series 144A, 7.375%, due
 07/01/14 #                                              65,000            71,175
LCE Acquisition Corp., Series 144A,
 9.000%, due 08/01/14 #                                  60,000            64,950
Mandalay Resort Group, 9.375%, due
 02/15/10                                                60,000            69,900
MGM Mirage, Inc., 8.500%, due 09/15/10                   85,000            96,688
MGM Mirage, Inc., 8.375%, due 02/01/11                  115,000           129,663
Park Place Entertainment Corp.,
 8.875%, due 09/15/08                                    25,000            28,313
Park Place Entertainment Corp.,
 8.125%, due 05/15/11                                   105,000           121,275
Pinnacle Entertainment, Inc.,
 8.250%, due 03/15/12                                   100,000           106,250
Royal Caribbean Cruises, Ltd.,
 6.875%, due 12/01/13                                    55,000            59,400
Scientific Games Corp., Series 144A,
 6.250%, due 12/15/12 #++                                15,000            15,263
Six Flags, Inc., 9.750%, due 04/15/13                    85,000            86,275
Station Casinos, Inc., 6.500%, due
 02/01/14                                                70,000            71,925
                                                                  ---------------
                                                                        1,349,956
                                                                  ---------------
ENVIRONMENTAL CONTROLS--0.70%
Allied Waste North America, Inc.,
 6.500%, due 11/15/10                           $       150,000   $       147,000
Imco Recycling Escrow, Inc., Series 144A,
 9.000%, due 11/15/14 #                                  15,000            15,600
                                                                  ---------------
                                                                          162,600
                                                                  ---------------
FINANCIAL SERVICES--3.11%
Affinia Group, Inc., Series 144A,
 9.000%, due 11/30/14 #                                  70,000            72,975
Burns Philp Capital Property, Ltd., Series B,
 9.750%, due 07/15/12                                   105,000           115,500
Couche-Tard Financing Corp.,
 7.500%, due 12/15/13                                   125,000           134,063
Crystal U.S. Holdings 3, LLC, Series 144A,
 Zero Coupon, Step-up, due 10/01/14 #++                  30,000            20,775
Crystal U.S. Holdings 3, LLC, Series 144A,
 Series B, Zero Coupon,
 Step-up, due 10/01/14 #                                 80,000            54,800
Da-Lite Screen Company, Inc.,
 9.500%, due 05/15/11                                    60,000            66,000
K&F Acquisition, Inc., Series 144A,
 7.750%, due 11/15/14 #                                  20,000            20,650
MagnaChip Semiconductor, SA, Series 144A,
 8.000%, due 12/15/14 #++                                10,000            10,425
Medcath Holdings Corp., 9.875%, due
 07/15/12                                                20,000            21,700
Milacron Escrow Corp., 11.500%, due
 05/15/11                                                95,000           100,700
Nalco Finance Holdings, Inc., Zero Coupon,
 Step-up, due 02/01/14                                   43,000            31,820
Refco Finance Holdings, LLC, Series 144A,
 9.000%, due 08/01/12 #                                  40,000            43,800
Standard Aero Holdings, Inc., Series 144A,
 8.250%, due 09/01/14 #                                  30,000            32,400
                                                                  ---------------
                                                                          725,608
                                                                  ---------------
FOOD PRODUCTS--0.66%
Merisant Co., Series 144A,
 9.500%, due 07/15/13 #                                  30,000            26,700
Michael Foods, Inc., 8.000%, due 11/15/13                50,000            52,750
Smithfield Foods, Inc., 7.000%, due
 08/01/11                                                20,000            21,350
Smithfield Foods, Inc., Series 144A,
 7.000%, due 08/01/11 #                                  50,000            53,375
                                                                  ---------------
                                                                          154,175
                                                                  ---------------
FOOD SERVICE & RESTAURANTS--0.56%
Carrols Corp., Series 144A,
 9.000%, due 01/15/13 #++                                15,000            15,525
Roundy's, Inc., Series B,
 8.875%, due 06/15/12                                   105,000           114,713
                                                                  ---------------
                                                                          130,238
                                                                  ---------------
FOREST PRODUCTS & PAPER--1.71%
Buckeye Technologies, Inc.,
 8.500%, due 10/01/13                                   110,000           119,350
Georgia-Pacific Corp., 9.375%, due
 02/01/13                                               185,000           215,525
Newark Group, Inc., 9.750%, due 03/15/14                 60,000            63,900
                                                                  ---------------
                                                                          398,775
                                                                  ---------------
HEALTHCARE--2.70%
Beverly Enterprises, Inc., Series 144A,
 7.875%, due 06/15/14 #                                  45,000            48,263
Extendicare Health Services, Inc.,
 6.875%, due 05/01/14                                    40,000            40,800

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

HEALTHCARE--CONTINUED
HCA, Inc., 7.875%, due 02/01/11                 $       185,000   $       203,778
HCA, Inc., 6.375%, due 01/15/15                          70,000            70,283
InSight Health Services Corp., Series B,
 9.875%, due 11/01/11                                   125,000           126,250
Tenet Healthcare Corp., 6.500%, due
 06/01/12                                                70,000            64,750
Tenet Healthcare Corp., Series 144A,
 9.875%, due 07/01/14 #                                  70,000            76,300
                                                                  ---------------
                                                                          630,424
                                                                  ---------------
HOUSEHOLD PRODUCTS--1.06%
Johnsondiversey, Inc., Series B,
 9.625%, due 05/15/12                                    85,000            94,988
Johnsondiversey Holdings, Inc.,
 Zero Coupon, Step-up, due 05/15/13                      175,000          151,375
                                                                  ---------------
                                                                          246,363
                                                                  ---------------
LODGING--1.14%
Hilton Hotels Corp., 7.625%, due 12/01/12                90,000           105,248
Starwood Hotels & Resorts Worldwide, Inc.,
 7.875%, due 05/01/12                                   140,000           159,950
                                                                  ---------------
                                                                          265,198
                                                                  ---------------
MACHINERY--2.44%
AGCO Corp., 6.875%, due 04/15/14                         30,000            43,224
Case Corp., 7.250%, due 01/15/16                          5,000             4,913
Case New Holland, Inc., Series 144A,
 9.250%, due 08/01/11 #                                  65,000            72,313
JLG Industries, Inc., 8.250%, due 05/01/08              110,000           118,800
Joy Global, Inc., Series B, 8.750%, due
 03/15/12                                                75,000            84,000
Manitowoc Company, Inc., The,
 10.375%, due 05/15/11                                   45,000            68,812
Manitowoc Company, Inc., The,
 10.500%, due 08/01/12                                   30,000            34,500
Terex Corp., Series B, 10.375%, due
 04/01/11                                                70,000            78,400
Terex Corp., 9.250%, due 07/15/11                        25,000            28,063
Thermadyne Holdings Corp.,
 9.250%, due 02/01/14                                    35,000            34,125
                                                                  ---------------
                                                                          567,150
                                                                  ---------------
MANUFACTURING--2.82%
AMSTED Industries, Inc., Series 144A,
 10.250%, due 10/15/11 #                                 95,000           107,350
Church & Dwight Company, Inc.,
 Series 144A, 6.000%, due 12/15/12 #++                   40,000            40,700
Dresser, Inc., 9.375%, due 04/15/11                      45,000            49,275
Hexcel Corp., 9.750%, due 01/15/09                      110,000           114,400
Jacuzzi Brands, Inc., 9.625%, due 07/01/10               25,000            27,750
KI Holdings, Inc., Series 144A,
 Zero Coupon, Step-up, due 11/15/14 #                    73,000            46,720
Samsonite Corp., 8.875%, due 06/01/11                    70,000            75,775
SPX Corp., 7.500%, due 01/01/13                          60,000            65,100
Transdigm, Inc., 8.375%, due 07/15/11                    65,000            69,713
Valmont Industries, Inc., 6.875%, due
 05/01/14                                                60,000            62,400
                                                                  ---------------
                                                                          659,183
                                                                  ---------------
MEDICAL PRODUCTS--0.50%
CDRV Investors, Inc., Series 144A,
 Zero Coupon, Step-up, due 01/01/15 #++                  55,000            34,169
Fisher Scientific International, Inc.,
 8.125%, due 05/01/12                                    74,000            82,140
                                                                  ---------------
                                                                          116,309
                                                                  ---------------
MINING & METALS -
 FERROUS & NONFERROUS--1.98%
Century Aluminum Co., Series 144A,
 7.500%, due 08/15/14 #                         $        50,000   $        53,250
Foundation PA Coal Co., Series 144A,
 7.250%, due 08/01/14 #                                  60,000            63,900
Ispat Inland, ULC, 9.750%, due 04/01/14                  52,000            64,220
Oregon Steel Mills, Inc., 10.000%, due                   95,000           105,688
 07/15/09
Peabody Energy Corp., Series B,
 6.875%, due 03/15/13                                    55,000            59,538
Peabody Energy Corp., 5.875%, due 04/15/16               50,000            49,750
Steel Dynamics, Inc., 9.500%, due 03/15/09               35,000            38,325
United States Steel Corp., 9.750%, due
 05/15/10                                                25,000            28,500
                                                                  ---------------
                                                                          463,171
                                                                  ---------------
MINING & METALS - PRECIOUS--0.30%
Freeport-McMoRan Copper & Gold, Inc.,
 6.875%, due 02/01/14                                    71,000            70,556
                                                                  ---------------
MOTOR VEHICLE MANUFACTURING--0.39%
Navistar International Corp.,
 7.500%, due 06/15/11                                    85,000            91,163
                                                                  ---------------
MULTIMEDIA--0.49%
Emmis Operating Co., 6.875%, due 05/15/12                45,000            47,081
Medianews Group, Inc., 6.875%, due
 10/01/13                                                65,000            66,625
                                                                  ---------------
                                                                          113,706
                                                                  ---------------
OFFICE EQUIPMENT--0.81%
General Binding Corp., 9.375%, due
 06/01/08                                                80,000            80,000
Xerox Corp., 7.625%, due 06/15/13                       100,000           109,750
                                                                  ---------------
                                                                          189,750
                                                                  ---------------
OIL & GAS - DISTRIBUTION & MARKETING--1.00%
ANR Pipeline, Inc., 9.625%, due 11/01/21                110,000           138,463
Enterprise Products Operating, LP,
 Series B, 6.375%, due 02/01/13                          35,000            37,514
Enterprise Products Operating, LP,
 Series 144A, 5.600%, due 10/15/14 #                     57,000            57,506
                                                                  ---------------
                                                                          233,483
                                                                  ---------------
OIL & GAS - INTEGRATED--2.78%
AmeriGas Partners, LP, Series B,
 8.875%, due 05/20/11                                    75,000            81,750
El Paso Natural Gas Corp., Series A,
 7.625%, due 08/01/10                                    60,000            65,700
El Paso Corp., 7.000%, due 05/15/11                     150,000           151,688
El Paso Corp., 7.750%, due 06/01/13                     130,000           136,175
Plains Exploration & Production Co.,
 7.125%, due 06/15/14                                    50,000            54,500
Williams Companies, Inc., The,
 7.125%, due 09/01/11                                   148,000           161,690
                                                                  ---------------
                                                                          651,503
                                                                  ---------------
OIL & GAS PRODUCERS--2.12%
Belden & Blake Corp., Series 144A,
 8.750%, due 07/15/12 #                                  60,000            60,900
Chesapeake Energy Corp., 8.125%, due                     40,000            43,300
 04/01/11
Chesapeake Energy Corp., 7.000%, due                     82,000            87,330
 08/15/14
Chesapeake Energy Corp., Series 144A,
 6.375%, due 06/15/15 #++                                30,000            30,825
Chesapeake Energy Corp., 6.875%, due
 01/15/16                                                95,000            99,513

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE    MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

OIL & GAS PRODUCERS--CONTINUED
Encore Acquisition, Inc., 8.375%, due
 06/15/12                                       $        40,000   $        44,500
MarkWest Energy Partners, Series 144A,
 6.875%, due 11/01/14 #                                  50,000            50,750
Newfield Exploration Co., Series 144A,
 6.625%, due 09/01/14 #                                  20,000            21,150
Premcor Refining Group, Inc.,
 7.750%, due 02/01/12                                    50,000            55,125
                                                                  ---------------
                                                                          493,393
                                                                  ---------------
OIL & GAS SERVICES & EQUIPMENT--1.36%
Dynegy Holdings, Inc., Series 144A,
 9.875%, due 07/15/10 #                                  70,000            78,225
Dynegy Holdings, Inc., 6.875%, due 04/01/11              25,000            24,063
Hanover Compressor Co., 9.000%, due 06/01/14             80,000            89,000
Hornbeck Offshore Services, Inc.,
 Series 144A, 6.125%, due 12/01/14 #                     40,000            40,200
Pride International, Inc., 7.375%, due
 07/15/14                                                35,000            38,238
Sesi, LLC, 8.875%, due 05/15/11                          45,000            49,275
                                                                  ---------------
                                                                          319,001
                                                                  ---------------
PACKAGING & CONTAINERS--2.83%
Graphic Packaging International Corp.,
 8.500%, due 08/15/11                                    10,000            10,925
Graphic Packaging International Corp.,
 9.500%, due 08/15/13                                    75,000            85,313
Greif Bros. Corp., 8.875%, due 08/01/12                  65,000            72,313
Owens-Brockway Glass Containers, Inc.,
 8.875%, due 02/15/09                                    55,000            59,744
Owens-Brockway Glass Containers, Inc.,
 8.750%, due 11/15/12                                    50,000            56,375
Owens-Brockway Glass Containers, Inc.,
 8.250%, due 05/15/13                                    95,000           104,500
Owens-Illinois, Inc., 7.800%, due 05/15/18               20,000            20,800
Plastipak Holdings, Inc., 10.750%, due                   40,000            45,000
 09/01/11
Pliant Corp., Zero Coupon,
 Step-up, due 06/15/09                                   10,000             9,238
Pliant Corp., 13.000%, due 06/01/10                      15,000            14,550
Pliant Corp., 13.000%, due 06/01/10                      45,000            43,875
Smurfit-Stone Container Corp.,
 8.250%, due 10/01/12                                    60,000            65,400
Stone Container Finance,
 7.375%, due 07/15/14                                    65,000            69,225
                                                                  ---------------
                                                                          657,258
                                                                  ---------------
PHARMACEUTICAL--0.31%
AmerisourceBergen Corp.,
 7.250%, due 11/15/12                                    65,000            72,638
                                                                  ---------------
PUBLISHING & PRINTING--2.22%
Dex Media East, LLC, 12.125%, due 11/15/12               68,000            82,875
Dex Media West, LLC, Series B,
 9.875%, due 08/15/13                                    44,000            50,710
Dex Media, Inc., Zero Coupon,
 Step-up, due 11/15/13                                  225,000           176,344
Houghton Mifflin Co., 9.875%, due 02/01/13               40,000            43,800
Mail-Well, Inc., 9.625%, due 03/15/12                    80,000            87,800
PRIMEDIA, Inc., 8.875%, due 05/15/11                     70,000            74,025
                                                                  ---------------
                                                                          515,554
                                                                  ---------------

RAILROAD--0.34%
Kansas City Southern, 7.500%, due 06/15/09      $        75,000   $        78,750
                                                                  ---------------
REAL ESTATE--0.61%
Corrections Corporation of America,
 9.875%, due 05/01/09                                    15,000            16,650
Corrections Corporation of America,
 7.500%, due 05/01/11                                    40,000            42,750
Host Marriott Corp., 7.125%, due 11/01/13                60,000            64,125
MeriStar Hospitality Corp., 10.500%, due
 06/15/09                                                20,000            21,800
                                                                  ---------------
                                                                          145,325
                                                                  ---------------
RETAIL STORES--1.91%
Dollar General Corp., 8.625%, due 06/15/10               80,000            93,000
Duane Reade, Inc., Series 144A,
 9.750%, due 08/01/11 #                                  40,000            36,400
Finlay Fine Jewelry Corp., 8.375%, due
 06/01/12                                                60,000            64,800
Rite Aid Corp., 9.500%, due 02/15/11                     10,000            10,975
Rite Aid Corp., 9.250%, due 06/01/13                    150,000           151,500
Rite Aid Corp., 6.875%, due 08/15/13                     30,000            27,000
Saks, Inc., 7.000%, due 12/01/13                         60,000            61,275
                                                                  ---------------
                                                                          444,950
                                                                  ---------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.59%
GCI, Inc., 7.250%, due 02/15/14                          70,000            70,000
Lucent Technologies, Inc.,
 5.500%, due 11/15/08                                    65,000            66,788
                                                                  ---------------
                                                                          136,788
                                                                  ---------------
TELECOMMUNICATIONS - INTEGRATED--5.16%
AT&T Corp., 9.050%, Step-up, due 11/15/11               133,000           153,116
Cincinnati Bell, Inc., 8.375%, due
 01/15/14                                                80,000            81,000
Citizens Communications Co.,
 9.250%, due 05/15/11                                   125,000           146,250
Citizens Communications Co.,
 6.250%, due 01/15/13                                    35,000            35,263
MCI, Inc., 5.908%, due 05/01/07                          51,000            52,211
MCI, Inc., 6.688%, due 05/01/09                          76,000            78,660
MCI, Inc., 7.735%, due 05/01/14                           5,000             5,375
Qwest Capital Funding, Inc.,
 7.250%, due 02/15/11                                    75,000            73,500
Qwest Corp., Series 144A,
 7.875%, due 09/01/11 #                                 100,000           108,500
Qwest Corp., Series 144A,
 9.125%, due 03/15/12 #                                  95,000           109,725
Qwest Services Corp., Series 144A,
 14.000%, due 12/15/10 #                                300,000           360,720
                                                                  ---------------
                                                                        1,204,320
                                                                  ---------------
TELECOMMUNICATIONS - WIRELESS--4.04%
Alamosa Delaware, Inc.,
 Zero Coupon, Step-up, due 07/31/09                      70,000            75,950
Alamosa Delaware, Inc., 11.000%, due
 07/31/10                                                32,000            37,680
American Tower Corp., 9.375%, due 02/01/09               19,000            20,093
American Tower Corp., Series 144A,
 7.125%, due 10/15/12 #                                  45,000            46,013
Centennial Cellular Corp., 10.125%, due
 06/15/13                                                90,000           101,025
Crown Castle International Corp., Series B,
 7.500%, due 12/01/13                                    65,000            69,875

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE    MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

TELECOMMUNICATIONS - WIRELESS--CONTINUED
Dobson Cellular Systems, Series 144A,
 8.375%, due 11/01/11 #                         $        15,000   $        15,488
Dobson Communications Corp.,
 8.875%, due 10/01/13                                    35,000            24,588
Iwo Escrow Co., Series 144A,
 6.320%, Floating Rate, due 01/15/12 #++                 10,000            10,075
Nextel Communications, Inc.,
 7.375%, due 08/01/15                                   305,000           335,500
Rural Cellular Corp., 9.875%, due 02/01/10               45,000            45,788
Rural Cellular Corp., 8.250%, due 03/15/12               15,000            15,863
Ubiquitel Operating Co., 9.875%, due
 03/01/11                                                70,000            78,575
U.S. Unwired, Inc., 10.000%, due 06/15/12                60,000            67,650
                                                                  ---------------
                                                                          944,163
                                                                  ---------------
TELECOMMUNICATIONS - WIRELINE--0.56%
Time Warner Telecom, Inc.,
 10.125%, due 02/01/11                                   55,000            54,038
Time Warner Telecom, Inc.,
 9.250%, due 02/15/14                                    75,000            76,500
                                                                  ---------------
                                                                          130,538
                                                                  ---------------
TEXTILES & APPAREL--0.60%
Interface, Inc., 10.375%, due 02/01/10                   58,000            66,700
Levi Strauss & Co., 7.000%, due 11/01/06                 70,000            73,500
                                                                  ---------------
                                                                          140,200
                                                                  ---------------
TOBACCO--0.26%
Reynolds American, Inc., 7.250%, due
 06/01/12                                                60,000            61,650
                                                                  ---------------
TRANSPORTATION--0.30%
GulfMark Offshore, Inc., Series 144A,
 7.750%, due 07/15/14 #                                  65,000            68,900
                                                                  ---------------
UTILITIES - ELECTRIC & GAS--8.09%
AES Corp., Series 144A, 8.750%, due                     115,000           130,669
 05/15/13 #
AES Corp., Series 144A, 9.000%, due                      75,000            85,875
 05/15/15 #
Allegheny Energy Supply Company, LLC,
 Series 144A, 8.250%, due 04/15/12 #                    100,000           111,750
Calpine Corp., Series 144A,
 8.750%, due 07/15/13 #                                 205,000           169,125
CenterPoint Energy, Inc., Series B,
 7.250%, due 09/01/10                                    66,000            73,613
CMS Energy Corp., 8.500%, due 04/15/11                   60,000            68,175
DPL, Inc., 6.875%, due 09/01/11                          70,000            76,449
FirstEnergy Corp., Series B,
 6.450%, due 11/15/11                                    96,000           104,301
FirstEnergy Corp., Series C,
 7.375%, due 11/15/31                                    50,000            57,099
Inergy, LP, Series 144A,
 6.875%, due 12/15/14 #++                                20,000            20,100
Midwest Generation, LLC, 8.750%, due                    120,000           136,200
 05/01/34
Mission Energy Holding Co.,
 13.500%, due 07/15/08                                   45,000            56,138
MSW Energy Holdings, LLC, Series B,
 7.375%, due 09/01/10                                    40,000            42,000
Nevada Power Co., 6.500%, due 04/15/12                   15,000            15,863
Nevada Power Co., Series 144A,
 5.875%, due 01/15/15 #                                  40,000            40,300
NorthWestern Corp., Series 144A,
 5.875%, due 11/01/14 #                                  55,000            56,263
NRG Energy, Inc., Series 144A,
 8.000%, due 12/15/13 #                         $       120,000   $       130,800
PSE&G Power, LLC, 7.750%, due 04/15/11                  105,000           122,430
Reliant Energy, Inc., 9.250%, due                        70,000            78,050
 07/15/10
Reliant Energy, Inc., 6.750%, due                        30,000            29,813
 12/15/14
Sierra Pacific Power Co., 6.250%, due                    30,000            31,313
 04/15/12
Sierra Pacific Resources, 8.625%, due                    40,000            45,200
 03/15/14
TECO Energy, Inc., 7.000%, due 05/01/12                  25,000            27,313
Texas Genco, LLC, Series 144A,
 6.875%, due 12/15/14 #++                                65,000            67,194
TXU Corp., Series 144A,
 5.550%, due 11/15/14 #++                               115,000           114,242
                                                                  ---------------
                                                                        1,890,275
                                                                  ---------------
WHOLESALE DISTRIBUTOR--0.14%
Remington Arms Company, Inc.,
 10.500%, due 02/01/11                                   35,000            33,775
                                                                  ---------------
TOTAL CORPORATE BONDS
 (Cost $ 18,451,957)                                                   19,515,008
                                                                  ---------------

 FOREIGN BONDS--11.14%

AEROSPACE & DEFENSE--0.18%
CHC Helicopter Corp.,
 7.375%, due 05/01/14                                    40,000            42,200
                                                                  ---------------
BROADCASTING--0.34%
Innova, S. de R.L. de C.V., 9.375%,
 due 09/19/13                                            60,000            68,250
Rogers Cable, Inc., 8.750%, due 05/01/32                 10,000            11,100
                                                                  ---------------
                                                                           79,350
                                                                  ---------------
CHEMICALS--1.34%
Acetex Corp., 10.875%, due 08/01/09                      55,000            59,813
Nova Chemicals Corp., 6.500%, due                        65,000            68,900
 01/15/12
Rhodia, SA, 8.875%, due 06/01/11                        150,000           151,125
SGL Carbon Luxembourg, SA, Series 144A,
 8.500%, due 02/01/12 #                                  20,000            30,447
                                                                  ---------------
                                                                          310,285
                                                                  ---------------
DIVERSIFIED OPERATIONS--0.30%
Stena, AB, 9.625%, due 12/01/12                          20,000            22,600
Stena, AB, Series 144A, 7.000%, due
 12/01/16 #                                              48,000            47,520
                                                                  ---------------
                                                                           70,120
                                                                  ---------------
ELECTRONIC COMPONENTS--0.26%
Flextronics International, Ltd.,
 6.500%, due 05/15/13                                    60,000            61,500
                                                                  ---------------
FINANCIAL SERVICES--0.80%
BCP Caylux Holdings, Luxembourg, SCA,
 Series 144A, 9.625%, due 06/15/14 #                     40,000            45,100
Bombardier Recreational Products, Inc.,
 8.375%, due 12/15/13                                    55,000            58,713
MDP Acquisitions, PLC, 9.625%, due
 10/01/12                                                75,000            83,625
                                                                  ---------------
                                                                          187,438
                                                                  ---------------
FOOD PRODUCTS--0.19%
United Biscuits Finance, PLC,
 10.625%, due 04/15/11                                   30,000            43,224
                                                                  ---------------

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE    MARKET VALUE
---------------------------------------------------------------------------------
FOREIGN BONDS--CONTINUED

FOREST PRODUCTS & PAPER--1.25%
Abitibi-Consolidated, Inc., 8.550%, due
 08/01/10                                       $        90,000   $        97,538
Abitibi-Consolidated, Inc., 7.750%, due
 06/15/11                                                30,000            31,500
Corp Durango, SA de CV,
 13.125%, due 08/01/06 @                                  4,000             2,700
Corp Durango, SA de CV,
 13.500%, due 08/01/08 @                                  1,000               670
Corp Durango, SA de CV, Series 144A,
 13.750%, due 07/15/09 #@                                99,000            66,330
Norske Skog Canada, Ltd., Series D,
 8.625%, due 06/15/11                                    55,000            58,988
Norske Skog Canada, Ltd., 7.375%, due
 03/01/14                                                35,000            36,488
                                                                  ---------------
                                                                          294,214
                                                                  ---------------
GOVERNMENT AGENCY--0.78%
Federative Republic of Brazil,
 8.000%, due 04/15/14                                    15,598            15,958
Federative Republic of Brazil,
 8.875%, due 10/14/19                                    79,000            83,266
Republic of Panama, 9.375%, due 01/16/23                 39,000            45,045
Russia, 12.750%, due 06/24/28                            23,000            37,727
                                                                  ---------------
                                                                          181,996
                                                                  ---------------
LODGING--0.09%
Intrawest Corp., Series 144A,
 7.500%, due 10/15/13 #                                  20,000            21,275
                                                                  ---------------
MANUFACTURING--0.95%
Invensys, PLC, Series 144A,
 9.875%, due 03/15/11 #                                  65,000            69,875
Safilo Capital International, SA, Series
 144A, 9.625%, due 05/15/13 #                           110,000           152,134
                                                                  ---------------
                                                                          222,009
                                                                  ---------------
MINING & METALS -
 FERROUS & NONFERROUS--0.35%
Russel Metals, Inc., 6.375%, due 03/01/14                80,000            81,200
                                                                  ---------------
MULTIMEDIA--0.60%
Lighthouse International Company, SA,
 Series 144A, 8.000%, due 04/30/14 #                    100,000           140,003
                                                                  ---------------
OIL & GAS PRODUCERS--0.26%
Ocean Rig Norway, ASA,
 10.250%, due 06/01/08                                   60,000            61,800
                                                                  ---------------
OIL & GAS SERVICES & EQUIPMENT--0.24%
Petroleum Geo-Services, ASA,
 10.000%, due 11/05/10                                   50,000            57,000
                                                                  ---------------
PACKAGING & CONTAINERS--1.16%
Crown Holdings, Inc., 10.875%, due
 03/01/13                                               175,000           206,938
Kappa Beheer, BV, 10.625%, due 07/15/09                  60,000            63,600
                                                                  ---------------
                                                                          270,538
                                                                  ---------------
PUBLISHING & PRINTING--0.10%
Hollinger, Inc., Series 144A,
 12.875%, due 03/01/11 #                        $        19,000   $        22,420
                                                                  ---------------
RAILROAD--0.25%
Grupo Transportacion Ferroviaria Mexicana,
 SA de CV, 12.500%, due 06/15/12                         49,000            57,208
                                                                  ---------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.48%
Nortel Networks, Ltd., 6.125%, due
 02/15/06                                               110,000           111,925
                                                                  ---------------
TELECOMMUNICATIONS - INTEGRATED--0.33%
Eircom Funding, 8.250%, due 08/15/13                     70,000            77,350
                                                                  ---------------
TELECOMMUNICATIONS - WIRELESS--0.38%
Rogers Wireless Communications, Inc.,
 Series 144A, 8.000%, due 12/15/12 #                     15,000            15,863
Rogers Wireless Communications, Inc.,
 6.375%, due 03/01/14                                    35,000            34,650
Rogers Wireless Communications, Inc.,
 Series 144A, 7.500%, due 03/15/15 #                     35,000            36,925
                                                                  ---------------
                                                                           87,438
                                                                  ---------------
TELECOMMUNICATIONS - WIRELINE--0.00%
Esprit Telecom Group, PLC,
 10.875%, due 06/15/08 @                                 15,000                 2
                                                                  ---------------
UTILITIES - ELECTRIC & GAS--0.51%
Calpine Canada Energy Finance,
 8.500%, due 05/01/08                                    45,000            36,900
Empresa Nacional de Electricidad,
 SA (Endesa-Chile), 8.350%, due 08/01/13                 70,000            81,113
                                                                  ---------------
                                                                          118,013
                                                                  ---------------
TOTAL FOREIGN BONDS
 (Cost $ 2,465,163)                                                     2,598,508
                                                                  ---------------

 SHORT-TERM INVESTMENTS--2.09%

GOVERNMENT AGENCY--2.09%
Fannie Mae, 1.250%, due 01/03/05                        488,000           487,966
                                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $487,966)                                                          487,966
                                                                  ---------------
TOTAL INVESTMENTS
 (Cost $21,729,050)                                       98.24%       22,935,782
Other assets, less liabilities                             1.76           409,876
                                                ---------------   ---------------

TOTAL NET ASSETS                                         100.00%  $    23,345,658
                                                ===============   ===============

*  NON-INCOME PRODUCING SECURITY.
# SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933 (SEE NOTE H).
+ FAIR VALUED SECURITY. MARKET VALUE AT DECEMBER 31, 2004 OF THESE SECURITIES WAS $0. (SEE NOTE B).
++ ILLIQUID SECURITY (SEE NOTE H).
@ SECURITY HAS DEFAULTED ON PRINCIPAL AND/OR INTEREST PAYMENTS OR HAS FILED UNDER BANKRUPTCY LAWS. MARKET VALUE AT DECEMBER 31, 2004 OF THESE SECURITIES WAS $208,502.
PLC - PUBLIC LIMITED COMPANY
STEP-UP - DEBT OBLIGATION INITIALLY ISSUED AT ONE COUPON WHICH CONVERTS TO A
          HIGHER COUPON AT A SPECIFIC DATE.
THE RATE SHOWN IS THE RATE AS OF DECEMBER 31, 2004.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP*
                                (Since 05/01/04)

            EDWARD P. BOUSA, CFA                        JOSEPH F. MARVAN, CFA
         VICE PRESIDENT AND EQUITY                    VICE PRESIDENT AND FIXED
              PORTFOLIO MANAGER                       INCOME PORTFOLIO MANAGER

-    B.A. from Williams College                 -    B.S. from Ithaca College
-    M.B.A. from Harvard Business School        -    M.B.A. from Babson College
-    Chartered Financial Analyst                -    Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
    The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

                          NET ASSETS AS OF 12/31/04
                                   $73,333,094

       *EFFECTIVE MAY 1, 2004, WELLINGTON MANAGEMENT COMPANY, LLP REPLACED JANUS CAPITAL MANAGEMENT LLC AS MANAGER OF THE BALANCED PORTFOLIO.

     JANUS CAPITAL MANAGEMENT LLC

     PERFORMANCE OVERVIEW

     For the four-month period ended April 30, 2004, the Balanced Portfolio had a negative 0.54% return while its benchmarks, the Standard & Poor's 500(R) Index and thE Balanced Benchmark, advanced 0.10% and 0.08%, respectively.

     MARKET OVERVIEW

     Financial markets started out the first quarter on a strong note, only to lose ground later as concerns over terrorism and the potential for inflation threatened to overshadow positive economic and earnings news. In particular, investors welcomed a report that the economy grew at a healthy 4.1% annual rate in the fourth quarter. Additionally, Federal Reserve policymakers reassured investors that they would remain patient as they assessed the timing of potential rate increases. Nonetheless, many analysts believed it was only a matter of time before overnight rates moved higher. Markets came under additional pressure in March after the Madrid train bombings fueled terrorism fears. Against this backdrop, many investors took profits in equities as they sought safe haven in the Treasury market. On the equity side, both the Dow Jones Industrial Average and the NASDAQ Composite ended the quarter in negative territory, while the S&P 500(R) Index managed a small gain.

     MANAGER'S OVERVIEW

     HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

     Faced with considerable volatility in both the equity and fixed-income markets over the past four months, I maintained a focus on careful, research-driven stock selection in managing a balanced portfolio. In particular, I identified companies that I believe have disciplined management teams, accelerating revenue growth and some upside exposure to the economic recovery to supplement a core of stable-growing companies that have proven capable of performing in any kind of economic environment. On the fixed-income front, I worked to create an effective blend of corporate and government debt with a bias toward shorter durations.

     WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

     On a positive note, our results benefited from our investment in health insurer Aetna, which saw its stock hit a 4-1/2-year high in March after it raised its first-quarter and full-year profit forecasts. Also supplying strong gains were retailer JC Penney Company, which progressed with plans to sell its Eckerd retail pharmacy business, and South Korea's Samsung Electronics. Other standouts were internet search engine Yahoo!, which remains one of the leading portals for online advertising, and pharmacy benefit manager (PBM) Caremark Rx, which surged as it wrapped up its acquisition of fellow PBM AdvancePCS to create an entity with $23 billion in revenues.

     Even though the equity component of the Portfolio represents a larger portion of assets and therefore has a bigger impact on overall results, we are pleased to report that our fixed-income holdings also aided returns.

     WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

     Detractors included media giant Time Warner, which was hindered by weakness in its America Online (AOL) subsidiary. Investor skittishness over the near-term prospects for the semiconductor chip industry dragged down Texas Instruments. Increasing competitive pressures hampered wireless handset giant Nokia of Finland while generic drugmaker Barr Labs and networking giant Cisco Systems also lagged.

     WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

     Although our day-to-day focus is on the fundamentals and prospects of individual companies, this letter affords the opportunity to step back and assess performance from the broader sector perspective. To that end, holdings within the healthcare group collectively posted the largest returns for the Portfolio on an absolute basis, followed by stocks within the consumer staples sector. On the negative side of the ledger, positions within the information technology sector, which slightly outweighed the benchmark, modestly diminished the Portfolio's performance, as did our stake in the financial sector, which was significantly underweight versus the benchmark.

[SIDENOTE]

PERCENT OF INVESTMENTS

[CHART]

Common Stock                                              69.00%
Corporate Bonds                                           14.30%
Government & Agency Obligations                           16.70

                               NUMBER OF HOLDINGS
                                      220

                                                                     PERCENT OF
TOP TEN HOLDINGS                                                     NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          2.41%
Citigroup, Inc.                                                            2.21%
E.I. du Pont de Nemours & Co.                                              1.70%
Abbott Laboratories                                                        1.56%
Bank of America Corp.                                                      1.53%
Weyerhaeuser Co.                                                           1.53%
International Business
 Machines Corp.                                                            1.53%
ChevronTexaco Corp.                                                        1.50%
BP Amoco, PLC, ADR                                                         1.47%
Verizon Communications, Inc.                                               1.45%

                                                                     PERCENT OF
TOP TEN INDUSTRIES                                                   NET ASSETS
-------------------------------------------------------------------------------
Mortgage-Backed Securities                                                12.87%
Oil & Gas - Integrated                                                     8.23%
Banking                                                                    6.63%
Financial Services                                                         5.01%
Pharmaceutical                                                             4.99%
Insurance                                                                  4.41%
Utilities - Electric & Gas                                                 3.82%
Telecommunications -
 Integrated                                                                3.62%
Transportation                                                             3.45%
U.S. Treasury Bills,
 Bonds, and Notes                                                          3.07%

                              WELLINGTON MANAGEMENT
                                  COMPANY, LLP

     PERFORMANCE

     The Balanced Portfolio has returned 9.82% since Wellington Management Company, LLP took over as sub-adviser on May 1, 2004, compared to an 11.86% return for the 65% Russell 1000(R) Value Index / 35% Lehman Brothers Aggregate Bond Index custom benchmark (the Balanced Composite) over the same period.

     REVIEW

     Despite concerns over terrorism, rising oil prices, and the US Presidential election, the economy faired well in 2004, with real GDP growing approximately 4% overall. In an effort to ward off a pick up inflation the Fed maintained a policy of measured interest rate hikes throughout 2004, raising rates 125 basis point for the year. Asian demand for US goods and services buoyed industrial production. A weakening US dollar contributed to corporate earnings growth. Finally the equity markets favored small cap and value stocks over growth.

     EQUITY REVIEW

     The equity portion of the Portfolio underperformed the Russell 1000(R) Value Index during the period, driven by weak stock selection in the Consumer Staples, Financials, and Consumer Discretionary sectors as well as our overweight position and poor stock selection in Health Care. However, our overweight allocation to the strong Industrials and Materials sectors contributed positively to performance, as did strong security selection in the Energy and Information Technology sectors. Overall, the strengthening economy supported better earnings momentum in the cyclical sectors.

     On an individual basis, some of the Portfolio's strongest absolute contributors during the period included Potash, Exxon Mobil, and Encana. Potash benefited from a huge rebound in fertilizer demand, and the subsequent improvement in pricing led to a big earnings surprise. Encana also rose significantly due to increased demand for their products as industrial production expanded globally. Exxon Mobil benefited from rising oil prices.

     Individual securities that negatively impacted the Portfolio on an absolute basis were concentrated in the Health Care sector and included Cardinal Health and Pfizer. Shares of Cardinal Health fell after the company lowered its fourth quarter and fiscal 2005 earnings estimates and disclosed a subpoena from regulators. Pfizer's performance for the period was hurt by the company's ongoing issues with a number of its key drug products.

     FIXED INCOME REVIEW

     The Federal Reserve continued its "measured" pace of interest rate hikes, raising the federal funds rate twice during the fourth quarter to 2.25%. Expectations had developed in the third quarter that weaker economic data would lead to a pause in the pace of Fed rate hikes, but these hopes faded in the face of stronger job and wage growth, supporting Fed Chairman Alan Greenspan's assertion that the third quarter's economic slowdown was a temporary phenomenon. Fed funds futures continue to price in a steady pace of rate hikes, predicting a 3% level by the middle of 2005. The yield curve continued to flatten. For the year, the 10-year Treasury yield declined 3 basis points, and the yield curve, as represented by the spread between 2-10 year Treasury yields, flattened from 243 to 115 basis points.

     OUTLOOK

     On the equity side, our strategy remains long-term focused. Our discipline is strongest in understanding the supply/demand balance in many sectors. We remain convinced that Energy prices will be high in coming years based upon a combination of higher-than-expected Asian demand and a more weakened supply response. We are becoming more selective in the Materials sector as stocks reach fair value. The pharmaceuticals industry is becoming more interesting as bad news continues to bring valuations down.

     On the Fixed Income side, we are less comfortable with the rich valuation of the market in relation to an assortment of market risks. We cannot identify a straightforward catalyst for increased risk aversion, but we are willing to adopt a contrarian strategy and generally sell into strength.

     Interest rates have fallen across longer maturities even as the Fed has raised short-term rates. In 2004 we maneuvered Portfolio duration between neutral and short and have begun 2005 slightly short. Growth and inflation should remain just high enough to challenge further rate declines, although any major geopolitical event could spark a flight-to-quality rally. Sentiment is universally tilted toward higher rates and other areas of the world economy are just weak enough to limit any rate rise; therefore, we have a very modestly defensive duration risk posture. We expect some additional yield curve flattening, but to a lesser extent then in 2004 since long rates are already below 5%. Across the yield curve, 20-year Treasuries will be favored relative to shorter securities, while our corporate and structured investments emphasize intermediate maturities.

[CHART]

                    BALANCED PORTFOLIO, THE S&P 500(R)INDEX,
             THE BALANCED COMPOSITE(1) AND THE BALANCED BENCHMARK(2)
              Comparison of Change in Value of $10,000 Investment.

                                           S&P 500(R)             BALANCED               BALANCED
  DATE          BALANCED PORTFOLIO           INDEX               COMPOSITE               BENCHMARK
--------        ------------------    -------------------    -------------------    -------------------
05/01/92                    10,000                 10,000                 10,000                 10,000
06/30/92                    10,081                  9,958                 10,136                 10,070
09/30/92                    10,467                 10,272                 10,412                 10,403
12/31/92                    10,847                 10,787                 10,815                 10,712
03/31/93                    11,379                 11,256                 11,647                 11,129
06/30/93                    11,526                 11,310                 11,978                 11,273
09/30/93                    11,856                 11,598                 12,471                 11,545
12/31/93                    11,852                 11,867                 12,450                 11,702
03/31/94                    11,654                 11,420                 12,042                 11,351
06/30/94                    11,550                 11,470                 12,050                 11,347
09/30/94                    11,698                 12,031                 12,277                 11,691
12/31/94                    11,694                 12,028                 12,171                 11,725
03/31/95                    12,186                 13,195                 13,137                 12,573
06/30/95                    12,848                 14,451                 14,181                 13,516
09/30/95                    13,481                 15,596                 15,080                 14,220
12/31/95                    14,308                 16,532                 15,958                 14,917
03/31/96                    14,377                 17,512                 16,439                 15,286
06/30/96                    14,850                 18,399                 16,657                 15,717
09/30/96                    15,163                 19,074                 17,085                 16,114
12/31/96                    15,819                 20,767                 18,370                 17,056
03/31/97                    15,663                 20,860                 18,644                 17,298
06/30/97                    17,218                 24,494                 20,654                 19,176
09/30/97                    18,243                 26,326                 22,234                 20,229
12/31/97                    18,402                 27,079                 23,118                 20,792
03/31/98                    19,856                 30,849                 24,993                 22,510
06/30/98                    20,162                 31,864                 25,271                 23,136
09/30/98                    18,914                 28,701                 23,758                 22,276
12/31/98                    21,667                 34,802                 26,310                 24,867
03/31/99                    21,830                 36,534                 26,509                 25,532
06/30/99                    23,440                 39,105                 28,355                 26,416
09/30/99                    22,766                 36,663                 26,593                 25,687
12/31/99                    26,490                 42,118                 27,521                 27,578
03/31/00                    27,858                 43,084                 27,879                 28,212
06/30/00                    26,962                 41,940                 27,201                 28,075
09/30/00                    26,853                 41,533                 28,877                 28,337
12/31/00                    26,106                 38,284                 29,991                 27,736
03/31/01                    24,702                 33,743                 29,151                 26,446
06/30/01                    25,326                 35,717                 30,141                 27,316
09/30/01                    23,874                 30,474                 28,430                 25,768
12/31/01                    24,986                 33,731                 29,803                 27,158
03/31/02                    25,195                 33,826                 30,615                 27,230
06/30/02                    24,194                 29,293                 29,288                 25,765
09/30/02                    22,909                 24,231                 26,080                 23,944
12/31/02                    23,397                 26,277                 27,813                 25,155
03/31/03                    23,230                 25,449                 27,064                 24,905
06/30/03                    24,914                 29,365                 30,305                 27,051
09/30/03                    24,997                 30,144                 30,707                 27,411
12/31/03                    26,681                 33,815                 33,538                 29,098
03/31/04                    27,149                 34,387                 34,510                 29,661
06/30/04                    27,079                 34,978                 34,410                 29,629
09/30/04                    27,444                 34,324                 35,140                 29,742
12/31/04                    29,246                 37,492                 37,867                 31,241

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                     S&P 500(R)          BALANCED          BALANCED
                                                    BALANCED           INDEX           COMPOSITE(1)      BENCHMARK(2)
1 YEAR                                                     9.61%            10.88%            12.24%             7.30%
5 YEAR                                                     2.00%            -2.30%             6.58%             2.52%
10 YEAR                                                    9.97%            12.07%            12.01%            10.29%
INCEPTION                                                  8.83%            10.99%            11.07%             9.40%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index, the Balanced Composite(1) and the Balanced Benchmark(2). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective May 1, 2004, Wellington Management Company, LLP began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser. Effective May 1, 2004, the Portfolio replaced the Balanced Benchmark(2) with the Balanced Composite(1). The Balanced Composite better represents the Portfolio's investment style. The S&P 500(R) Index, the Balanced Benchmark and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) THE BALANCED COMPOSITE IS A 65%/35% BLENDED INDEX OF THE RUSSELL 1000(R) VALUE INDEX AND THE LEHMAN BROS. AGGREGATE BOND INDEX.

(2) THE BALANCED BENCHMARK REFLECTS THE PERFORMANCE OF THE 55% S&P 500(R)/35% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1992 THROUGH APRIL 30, 1999 AND THE 50% S&P 500(R)/40% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1999 THROUGH DECEMBER 31, 2004.

 THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DECEMBER          DECEMBER          DECEMBER          DECEMBER          DECEMBER
                                              31, 2004          31, 2003          31, 2002          31, 2001          31, 2000
 Net asset value, beginning of period      $       12.56     $       11.27     $       12.34     $       13.98     $       15.27

 INCOME FROM INVESTMENT OPERATIONS

 Net investment income                              0.28              0.21              0.25              0.30              0.38
 Net gains and losses on securities
  (both realized and unrealized)                    0.90              1.34             (1.02)            (0.91)            (0.53)
                                           -------------     -------------     -------------     -------------     -------------

 Total from investment operations                   1.18              1.55             (0.77)            (0.61)            (0.15)

 LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income              (0.21)            (0.26)            (0.30)            (0.37)            (0.31)
 Dividends in excess of net
  investment income
 Distributions from capital gains                                                                        (0.66)            (0.83)
 Distributions in excess of capital gains
                                           -------------     -------------     -------------     -------------     -------------
 Total distributions                               (0.21)            (0.26)            (0.30)            (1.03)            (1.14)

Net asset value, end of period             $       13.53      $      12.56      $      11.27     $       12.34     $       13.98
                                           =============     =============     =============     =============     =============

Total Return (A)                                    9.61%            14.04%            (6.36%)           (4.29%)           (1.45%)

Ratios to Average Net Assets:
Expenses                                            0.81%             0.89%             0.86%             0.86%             0.79%
Net investment income                               2.20%             1.86%             2.24%             2.55%             2.98%

Portfolio Turnover Rate                           112.30%            75.16%            84.81%           113.93%            74.92%

Net Assets, At End of Period               $  73,333,094     $  71,311,731     $  62,497,042     $  65,749,492     $  61,953,375

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                              SHARES         MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCK--67.39%

AEROSPACE & DEFENSE--1.52%
General Dynamics Corp.                                    6,600   $       690,360
United Technologies Corp.                                 4,100           423,735
                                                                  ---------------
                                                                        1,114,095
                                                                  ---------------
APPLIANCES--0.62%
Whirlpool Corp.                                           6,600           456,786
                                                                  ---------------

AUTOMOTIVE PARTS & EQUIPMENT--0.34%
Delphi Corp.                                             27,700           249,854
                                                                  ---------------

BANKING--5.23%
Bank of America Corp.                                    23,910         1,123,531
Citigroup, Inc.                                          33,686         1,622,989
JPMorgan Chase & Co.                                     12,372           482,632
State Street Corp.                                        4,200           206,304
Zions Bancorporation                                      5,900           401,377
                                                                  ---------------
                                                                        3,836,833
                                                                  ---------------
BEVERAGES--1.26%
Coca-Cola Co., The                                       12,400           516,212
Coca-Cola Enterprises, Inc.                              19,600           408,660
                                                                  ---------------
                                                                          924,872
                                                                  ---------------
BROADCASTING--0.81%
Comcast Corp. *                                          17,900           595,712
                                                                  ---------------

CHEMICALS--2.41%
E.I. du Pont de Nemours & Co.                            25,400         1,245,870
Rohm & Haas Co.                                          11,800           521,914
                                                                  ---------------
                                                                        1,767,784
                                                                  ---------------
COMPUTER EQUIPMENT & SERVICES--1.53%
International Business Machines Corp.                    11,385         1,122,333
                                                                  ---------------

COMPUTER SOFTWARE--0.85%
Microsoft Corp.                                          23,325           623,011
                                                                  ---------------

COSMETICS & PERSONAL CARE--1.72%
Colgate-Palmolive Co.                                    10,200           521,832
Gillette Co., The                                         4,100           183,598
Kimberly-Clark Corp.                                      8,400           552,804
                                                                  ---------------
                                                                        1,258,234
                                                                  ---------------
DIVERSIFIED OPERATIONS--0.82%
General Electric Co.                                     16,500           602,250
                                                                  ---------------

ELECTRICAL EQUIPMENT--0.66%
Emerson Electric Co.                                      6,900           483,690
                                                                  ---------------

ELECTRONICS - SEMICONDUCTORS--1.31%
Motorola, Inc.                                           26,675           458,810
Texas Instruments, Inc.                                  20,375           501,633
                                                                  ---------------
                                                                          960,443
                                                                  ---------------
ENVIRONMENTAL CONTROLS--1.00%
Waste Management, Inc.                                   24,410           730,835
                                                                  ---------------
FINANCIAL SERVICES--2.97%
Franklin Resources, Inc.                                  6,000   $       417,900
MBNA Corp.                                               15,100           425,669
Merrill Lynch & Company, Inc.                             8,500           508,045
Prudential Financial, Inc.                                4,800           263,808
Synovus Financial Corp.                                  19,700           563,026
                                                                  ---------------
                                                                        2,178,448
                                                                  ---------------
FOOD PRODUCTS--0.69%
General Mills, Inc.                                      10,200           507,042
                                                                  ---------------

FOOD SERVICE & RESTAURANTS--1.32%
McDonald's Corp.                                         23,100           740,586
Yum! Brands, Inc.                                         4,767           224,907
                                                                  ---------------
                                                                          965,493
                                                                  ---------------
FOREST PRODUCTS & PAPER--2.21%
International Paper Co.                                  11,800           495,600
Weyerhaeuser Co.                                         16,700         1,122,574
                                                                  ---------------
                                                                        1,618,174
                                                                  ---------------
GOVERNMENT AGENCY--0.94%
Freddie Mac                                               9,400           692,780
                                                                  ---------------

INSURANCE--3.58%
Ace, Ltd.                                                17,400           743,850
American International Group, Inc.                       10,000           656,700
Hartford Financial Services Group, Inc., The             14,300           991,133
Marsh & McLennan Companies, Inc.                          7,000           230,300
                                                                  ---------------
                                                                        2,621,983
                                                                  ---------------
MACHINERY--1.19%
Caterpillar, Inc.                                         6,400           624,064
Deere & Co.                                               3,300           245,520
                                                                  ---------------
                                                                          869,584
                                                                  ---------------
MANUFACTURING--1.07%
Parker-Hannifin Corp.                                    10,400           787,696
                                                                  ---------------

MEDICAL PRODUCTS--0.46%
Baxter International, Inc.                                9,700           335,038
                                                                  ---------------

MINING & METALS -
 FERROUS & NONFERROUS--2.50%
Alcoa, Inc.                                              22,300           700,666
Potash Corporation of Saskatchewan                        6,040           501,682
Rio Tinto, PLC, ADR                                       5,300           631,813
                                                                  ---------------
                                                                        1,834,161
                                                                  ---------------
MINING & METALS - PRECIOUS--0.31%
Cameco Corp.                                              2,200           230,692
                                                                  ---------------

MULTIMEDIA--1.54%
Gannett Company, Inc.                                     6,690           546,573
Time Warner, Inc. *                                      29,945           582,131
                                                                  ---------------
                                                                        1,128,704
                                                                  ---------------
OFFICE EQUIPMENT--1.34%
Avery Dennison Corp.                                      8,500           509,745
Pitney Bowes, Inc.                                       10,100           467,428
                                                                  ---------------
                                                                          977,173
                                                                  ---------------

                       See notes to financial statements.

COMPANY                                              SHARES         MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

OIL & GAS - INTEGRATED--8.03%
BP Amoco, PLC, ADR                                       18,460   $     1,078,064
ChevronTexaco Corp.                                      20,900         1,097,459
EnCana Corp.                                             17,917         1,022,344
Exxon Mobil Corp.                                        34,425         1,764,626
Total, SA, ADR                                            8,400           922,656
                                                                  ---------------
                                                                        5,885,149
                                                                  ---------------

OIL & GAS PRODUCERS--0.74%
Apache Corp. *                                           10,800           546,156
                                                                  ---------------

OIL & GAS SERVICES & EQUIPMENT--0.69%
Schlumberger, Ltd.                                        7,600           508,820
                                                                  ---------------

PHARMACEUTICAL--4.99%
Abbott Laboratories                                      24,500         1,142,925
Eli Lilly & Co.                                          10,000           567,500
Novartis, AG, ADR                                         7,000           353,780
Pfizer, Inc.                                             11,995           322,546
Schering-Plough Corp.                                    36,400           760,032
Wyeth                                                    12,100           515,339
                                                                  ---------------
                                                                        3,662,122
                                                                  ---------------
RETAIL STORES 1.25%
Family Dollar Stores, Inc.                               14,100           440,343
TJX Companies, Inc., The                                 19,100           479,983
                                                                  ---------------
                                                                          920,326
                                                                  ---------------
TELECOMMUNICATIONS -
 EQUIPMENT & SERVICES--0.51%
Broadcom Corp. *                                         11,600           374,448
                                                                  ---------------

TELECOMMUNICATIONS - INTEGRATED--3.22%
BellSouth Corp.                                          12,000           333,480
SBC Communications, Inc.                                 27,200           700,944
Sprint Corp.                                             10,700           265,895
Verizon Communications, Inc.                             26,200         1,061,362
                                                                  ---------------
                                                                        2,361,681
                                                                  ---------------
TOBACCO--1.04%
Altria Group, Inc.                                       12,500           763,750
                                                                  ---------------

TRANSPORTATION--3.38%
Canadian National Railway Co.                            11,047           676,629
CSX Corp.                                                18,600           745,488
Union Pacific Corp.                                      15,700         1,055,825
                                                                  ---------------
                                                                        2,477,942
                                                                  ---------------
UTILITIES - ELECTRIC & GAS--3.34%
Dominion Resources, Inc.                                  3,800           257,412
Exelon Corp.                                             20,300           894,621
Pinnacle West Capital Corp.                              10,400           461,864
PPL Corp.                                                 6,800           362,304
Progress Energy, Inc.                                    10,400           470,496
                                                                  ---------------
                                                                        2,446,697
                                                                  ---------------
TOTAL COMMON STOCK
 (Cost $ 43,870,628)                                                   49,420,791
                                                                  ---------------

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--12.90%

AEROSPACE & DEFENSE--0.07%
Raytheon Co., 5.375%, due 04/01/13              $        50,000   $        52,088
                                                                  ---------------

AGRICULTURAL OPERATIONS--0.08%
Monsanto Co., 7.375%, due 08/15/12                       50,000            58,464
                                                                  ---------------

ASSET-BACKED SECURITIES--1.84%
Capital Auto Receivables Asset Trust,
 Series 2003-1, Class A4A, 3.100%,
 due 06/15/10                                           200,000           198,293
Capital One Master Trust, Series 2001-8A,
 Class A, 4.600%, due 08/17/09                          200,000           204,083
Fleet Credit Card Master Trust II,
 Series 2003-A, Class A, 2.400%,
 due 07/15/08                                           200,000           198,535
Nomura Asset Securities Corp.,
 Series 1998-D6, Class A1B, 6.590%,
 due 03/15/30                                           210,000           227,149
Onyx Acceptance Auto Trust, Series 2003-C,
 Class A4, 2.660%, due 05/17/10                         200,000           197,023
Residential Asset Securities Corp.,
 Series 2004-KS3, Class AI2, 2.170%,
 due 11/25/24                                           125,000           122,864
USAA Auto Owner Trust, Series 2004-1,
 Class A3, 2.060%, due 04/15/08                         200,000           197,357
                                                                  ---------------
                                                                        1,345,304
                                                                  ---------------
AUTOMOTIVE PARTS & EQUIPMENT--0.44%
Lear Corp., Series B, 7.960%, due 05/15/05              320,000           325,110
                                                                  ---------------

BANKING--1.29%
Bank of America Corp., 4.750%, due 08/15/13             100,000            99,857
Citigroup, Inc., Series 144A, 5.000%,
 due 09/15/14 #                                         112,000           112,540
Citigroup, Inc., 6.625%, due 06/15/32                   121,000           135,521
Citigroup, Inc., 5.850%, due 12/11/34                    50,000            51,433
Credit Suisse First Boston USA, Inc.,
 3.875%, due 01/15/09                                   170,000           169,006
JPMorgan Chase & Co., 6.750%, due 02/01/11               75,000            84,256
Mellon Funding Corp., 5.000%, due 12/01/14               75,000            75,834
Popular North America, Inc., 4.700%,
 due 06/30/09                                            75,000            76,473
U.S. Bancorp, 5.700%, due 12/15/08                       60,000            63,683
Wachovia Corp., 5.250%, due 08/01/14                     75,000            76,868
                                                                  ---------------
                                                                          945,471
                                                                  ---------------
BEVERAGES--0.51%
Anheuser-Busch Companies, Inc.,
 6.000%, due 04/15/11                                    64,000            69,813
Coca-Cola Enterprises, Inc., 5.375%,
 due 08/15/06                                            50,000            51,584
Coca-Cola Enterprises, Inc., 6.125%,
 due 08/15/11                                            92,000           101,304
Miller Brewing Co., Series 144A, 5.500%,
 due 08/15/13 #                                          75,000            78,393
Pepsi Bottling Holdings, Inc., Series 144A,
 5.625%, due 02/17/09 #                                  65,000            69,297
                                                                  ---------------
                                                                          370,391
                                                                  ---------------

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

BROADCASTING--0.45%
Clear Channel Communications, Inc.,
 4.625%, due 01/15/08                           $        96,000   $        97,483
Comcast Cable Communications, Inc.,
 6.750%, due 01/30/11                                    52,000            58,395
EchoStar DBS Corp., 5.750%, due 10/01/08                173,000           175,163
                                                                  ---------------
                                                                          331,041
                                                                  ---------------
BUILDING CONSTRUCTION--0.07%
Pulte Homes, Inc., 6.250%, due 02/15/13                  50,000            53,192

COLLATERALIZED MORTGAGE OBLIGATION--2.33%
Aire Valley Mortgages, Series 144A,
 Series 2004-1A, Class 2A3, 2.690%,
 Floating rate, due 09/20/34 #+                         100,000           100,000
Chase Commercial Mortgage Securities
 Corp.,
Series 1998-2, Class A2, 6.390%,
 due 11/18/30                                           200,000           216,153
CS First Boston Mortgage Securities Corp.,
 Series 2003-C3, Class A5, 3.936%,
 due 05/15/38                                           200,000           190,246
Everest RE Holdings, 5.400%, due 10/15/14                25,000            25,068
Greenwich Capital Commercial Funding Corp.,
 Series 2004-GG1, Class A7, 5.317%,
 due 06/10/36                                           200,000           207,838
GS Mortgage Securities Corporation II,
 Series 2004-GG2, Class A6, 5.396%,
 due 08/10/38                                           150,000           156,452
LB-UBS Commercial Mortgage Trust,
 Series 2002-C1, Class A4, 6.462%,
 due 03/15/31                                           140,000           156,579
Morgan Stanley Capital I, Series 1999-WF1,
 Class A2, 6.210%, due 11/15/31                         125,000           134,194
Morgan Stanley Capital I, Series 2003-T11,
 Class A4, 5.150%, due 06/13/41                         200,000           206,420
National RMBS Trust, Series 2004-1,
 Class A1, 2.053%, Floating Rate,
 due 03/20/34 +                                         114,577           114,577
Prudential Commercial Mortgage Trust,
 Series 2003-PWR1, Class A2, 4.490%,
 due 02/11/36                                           200,000           197,489
                                                                  ---------------
                                                                        1,705,016
                                                                  ---------------
COMPUTER EQUIPMENT & SERVICES--0.13%
Hewlett-Packard Co., 3.625%, due 03/15/08                99,000            98,512
                                                                  ---------------

FINANCIAL SERVICES--1.83%
American Express Co., 4.875%, due 07/15/13              125,000           126,899
Boeing Capital Corp., 6.500%, due 02/15/12               50,000            56,024
Countrywide Home Loans, Inc.,
 2.875%, due 02/15/07                                   180,000           176,823
Devon Financing Corp., 6.875%, due
 09/30/11                                                50,000            56,628
Ford Motor Credit Co., 7.000%, due
 10/01/13                                               170,000           180,222
General Electric Capital Corp.,
 2.850%, due 01/30/06                                   150,000           149,621
General Motors Acceptance Corp., MTN,
 4.375%, due 12/10/07                                   166,000           163,662
General Motors Acceptance Corp.,
 6.875%, due 08/28/12                           $       148,000   $       151,105
Merrill Lynch & Company, Inc.,
 6.000%, due 02/17/09                                    75,000            80,496
Morgan Stanley, 4.750%, due 04/01/14                    125,000           121,801
Prudential Financial, Inc.,
 4.500%, due 07/15/13                                    75,000            72,488
                                                                  ---------------
                                                                        1,335,769
                                                                  ---------------
FOOD PRODUCTS--0.31%
American Stores Co., 8.000%, due
 06/01/26                                                45,000            53,206
Kellogg Co., Series B, 7.450%, due
 04/01/31                                                96,000           120,880
Kraft Foods, Inc., 6.250%, due 06/01/12                  50,000            54,888
                                                                  ---------------
                                                                          228,974
                                                                  ---------------
FOOD SERVICE & RESTAURANTS--0.08%
Yum! Brands, Inc., 8.875%, due 04/15/11                  50,000            61,776
                                                                  ---------------

FOREST PRODUCTS & PAPER--0.12%
Weyerhaeuser Co., 7.375%, due 03/15/32                   75,000            88,938
                                                                  ---------------
HEALTHCARE--0.07%
UnitedHealth Group, Inc., 5.200%, due
 01/17/07                                                50,000            51,793
                                                                  ---------------

INSURANCE--0.83%
Ace INA Holdings, Inc., 5.875%, due
 06/15/14                                                75,000            76,835
American International Group, Inc.,
SunAmerica Global Financing IX,
 Series 144A, 5.100%, due 01/17/07 #                    130,000           134,042
Berkshire Hathaway, Inc., 3.375%, due
 10/15/08                                                95,000            93,913
Hartford Financial Services Group, Inc., The,
 4.750%, due 03/01/14                                    75,000            73,080
Marsh & McLennan Companies, Inc.,
 5.375%, due 03/15/07                                   105,000           107,100
St. Paul Travelers Companies, Inc., The,
 8.125%, due 04/15/10                                    75,000            87,598
XL Capital, Ltd., 5.250%, due 09/15/14                   35,000            35,075
                                                                  ---------------
                                                                          607,643
                                                                  ---------------
MOTOR VEHICLE MANUFACTURING--0.12%
DaimlerChrysler North America Holding Corp.,
 8.000%, due 06/15/10                                    75,000            86,685
                                                                  ---------------

MULTIMEDIA--0.38%
News America, Inc., 7.625%, due 11/30/28                 50,000            59,374
Time Warner, Inc., 7.700%, due 05/01/32                 179,000           218,938
                                                                  ---------------
                                                                          278,312
                                                                  ---------------
OIL & GAS - DISTRIBUTION & MARKETING--0.07%
Kinder Morgan Energy Partners, LP,
 5.000%, due 12/15/13                                    50,000            49,963
                                                                  ---------------

OIL & GAS - INTEGRATED--0.20%
Occidental Petroleum Corp.,
 6.750%, due 01/15/12                                    50,000            56,759
Pemex Project Funding Master Trust,
 9.125%, due 10/13/10                                    75,000            89,925
                                                                  ---------------
                                                                          146,684
                                                                  ---------------

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE      MARKET VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

OIL & GAS SERVICES & EQUIPMENT--0.07%
Halliburton Co., 5.500%, due 10/15/10           $        50,000   $        52,664
                                                                  ---------------

PACKAGING & CONTAINERS--0.07%
Sealed Air Corp., Series 144A,
 6.875%, due 07/15/33 #                                  50,000            53,994
                                                                  ---------------
RETAIL STORES--0.42%
Federated Department Stores, Inc.,
 6.900%, due 04/01/29                                    50,000            55,980
Fred Meyer, Inc., 7.450%, due 03/01/08                   43,000            47,409
Staples, Inc., 7.375%, due 10/01/12                      40,000            46,544
Target Corp., 5.500%, due 04/01/07                       70,000            73,052
Wal-Mart Stores, Inc., 6.875%, due
 08/10/09                                                75,000            84,217
                                                                  ---------------
                                                                          307,202
                                                                  ---------------
TELECOMMUNICATIONS - INTEGRATED--0.40%
BellSouth Corp., 4.750%, due 11/15/12                    65,000            65,399
MCI, Inc., 5.908%, due 05/01/07                          66,000            67,568
MCI, Inc., 7.735%, due 05/01/14                           2,000             2,150
SBC Communications, Inc.,
 5.100%, due 09/15/14                                    15,000            15,139
Sprint Capital Corp., 8.375%, due
 03/15/12                                                50,000            60,907
Verizon Maryland, Inc., 5.125%, due
 06/15/33                                                92,000            82,526
                                                                  ---------------
                                                                          293,689
                                                                  ---------------
TELECOMMUNICATIONS - WIRELESS--0.11%
AT&T Wireless Services, Inc.,
 7.500%, due 05/01/07                                    76,000            82,548
                                                                  ---------------
TEXTILES & APPAREL--0.06%
Mohawk Industries, Inc.,
 7.200%, due 04/15/12                                    40,000            46,023
                                                                  ---------------

TRANSPORTATION--0.07%
CSX Corp., 5.300%, due 02/15/14                          50,000            51,379
                                                                  ---------------

UTILITIES - ELECTRIC & GAS--0.48%
American Electric Power Co.,
 5.375%, due 03/15/10                                    33,000            34,532
Duke Energy Corp., 4.200%, due 10/01/08                  75,000            75,572
MidAmerican Energy Holdings Co.,
 3.500%, due 05/15/08                                    91,000            89,139
PG&E Corp., 2.720%, due 04/03/06                         18,000            18,015
PG&E Corp., 4.200%, due 03/01/11                         56,000            55,369
PG&E Corp., 6.050%, due 03/01/34                         24,000            24,927
TXU Energy Co., 7.000%, due 03/15/13                     50,000            55,843
                                                                  ---------------
                                                                          353,397
                                                                  ---------------
TOTAL CORPORATE BONDS
 (Cost $9,307,114)                                                      9,462,022
                                                                  ---------------
FOREIGN BONDS--1.07%

BANKING--0.11%
HBOS, PLC, Series 144A,
 6.000%, due 11/01/33 #                         $        75,000   $        78,115
                                                                  ---------------
BROADCASTING--0.30%
British Sky Broadcasting Group, PLC,
 6.875%, due 02/23/09                                   198,000           217,208
                                                                  ---------------

COLLATERALIZED MORTGAGE OBLIGATION--0.08%
Permanent Financing, PLC,
 2.810%, Floating Rate, due 06/10/42 +                   55,000            55,000
                                                                  ---------------

FINANCIAL SERVICES--0.21%
Deutsche Telekom International Finance, BV,
 3.875%, due 07/22/08                                   156,000           155,731
                                                                  ---------------

FOREIGN GOVERNMENT--0.02%
Republic of South Africa, 6.500%, due
 06/02/14                                                15,000            16,425
                                                                  ---------------
MANUFACTURING--0.10%
Tyco International Group, SA,
 6.000%, due 11/15/13                                    70,000            76,262
                                                                  ---------------

OIL & GAS - DISTRIBUTION & MARKETING--0.13%
Burlington Resources, Inc.,
 7.200%, due 08/15/31                                    77,000            91,876
                                                                  ---------------

TELECOMMUNICATIONS - WIRELINE--0.12%
France Telecom, SA, 8.750%,
 Step-up, due 03/01/11                                   75,000            89,468
                                                                  ---------------
TOTAL FOREIGN BONDS
 (Cost $ 764,510)                                                         780,085
                                                                  ---------------

 GOVERNMENT & AGENCY OBLIGATIONS--16.31%

GOVERNMENT AGENCY--0.37%
Fannie Mae, 5.000%, due 01/15/07                        225,000           232,590
Freddie Mac, 5.750%, due 03/15/09                        36,000            38,792
                                                                  ---------------
                                                                          271,382
                                                                  ---------------
MORTGAGE-BACKED SECURITIES--12.87%
Fannie Mae, Pool #545322,
 6.009%, due 11/01/11                                   145,911           159,261
Fannie Mae, Pool #545316,
 5.636%, due 12/01/11                                   192,873           205,418
Fannie Mae, Pool #254274,
 6.000%, due 03/01/12                                   205,368           216,593

                       See notes to financial statements.

COMPANY                                         PRINCIPAL VALUE      MARKET VALUE
---------------------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED

MORTGAGE-BACKED SECURITIES--CONTINUED
Fannie Mae, Pool #725217,
 4.760%, due 02/01/14                           $       395,258    $       400,791
Fannie Mae, Pool #725457,
 4.652%, due 04/01/14                                   446,552            448,191
Fannie Mae, Pool #529245,
 6.500%, due 09/01/14                                   151,776            161,069
Fannie Mae, Pool #577831,
 6.000%, due 04/01/16                                   285,691            299,556
Fannie Mae, Pool #555534,
 6.500%, due 04/01/18                                   205,021            217,445
Fannie Mae, Pool #764283,
 5.000%, due 01/01/19                                   492,716            501,218
Fannie Mae, Pool #765508,
 5.500%, due 01/01/19                                   598,459            619,015
Fannie Mae, Pool #772424,
 5.000%, due 01/01/19                                   440,859            448,336
Fannie Mae, Pool #742281,
 5.000%, due 03/01/19                                    71,288             72,475
Fannie Mae, Pool #773873,
 5.000%, due 04/01/19                                   466,439            474,208
Fannie Mae, Pool #751999,
 5.000%, due 06/01/19                                    54,437             55,343
Fannie Mae, Pool #779013,
 5.000%, due 06/01/19                                   420,995            428,006
Fannie Mae, Pool #780310,
 5.000%, due 06/01/19                                   431,153            438,333
Fannie Mae, Pool #782586,
 5.000%, due 06/01/19                                   377,882            384,176
Fannie Mae, Pool #772244,
 5.500%, due 07/01/19                                   235,008            243,034
Fannie Mae, Pool #782685,
 5.500%, due 06/01/34                                   488,908            496,636
Fannie Mae, Pool #799334,
 5.500%, due 12/01/34                                   199,980            203,141
Freddie Mac, PC Gold, Pool #G18010,
 5.500%, due 09/01/19                                   490,905            507,364
Government National Mortgage Association,
 Pool #525586, 7.500%, due 02/15/30             $       148,640    $       159,657
Government National Mortgage Association,
 Pool #570465, 6.500%, due 11/15/31                     290,482            306,050
Government National Mortgage Association,
 Pool #781431, 7.000%, due 04/15/32                     338,046            359,302
Government National Mortgage Association,
 Pool #604639, 5.000%, due 09/15/33                     504,406            505,494
Government National Mortgage Association,
 Pool #564798, 6.000%, due 03/15/34                     195,306            202,559
Government National Mortgage Association,
 Pool #605431, 5.500%, due 05/15/34                     225,385            230,311
Government National Mortgage Association,
 Pool #618996, 5.000%, due 06/15/34                     231,067            231,351
Government National Mortgage Association,
 Pool #781856, 6.000%, due 01/15/35++                   450,000            466,172
                                                                   ---------------
                                                                         9,440,505
                                                                   ---------------
U.S. TREASURY BILLS, BONDS, AND NOTES--3.07%
U.S. Treasury Bond, 8.125%, due 08/15/19                 67,000             91,450
U.S. Treasury Bond, 7.250%, due 08/15/22                380,000            489,740
U.S. Treasury Bond, 6.250%, due 08/15/23                452,000            529,175
U.S. Treasury Inflation-Indexed Note,
 4.250%, due 01/15/10                                   425,423            493,474
U.S. Treasury Inflation-Indexed Note,
 1.875%, due 07/15/13                                   119,510            122,937
U.S. Treasury Note, 6.000%, due 08/15/09                314,000            346,308
U.S. Treasury Note, 5.000%, due 08/15/11                167,000            177,783
                                                                   ---------------
                                                                         2,250,867
                                                                   ---------------
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
 (Cost $11,778,615)                                                     11,962,754
                                                                   ---------------
TOTAL INVESTMENTS
 (Cost $65,720,867)                                       97.67%       71,625,652
Other assets, less liabilities                             2.33          1,707,442
                                                ---------------    ---------------

TOTAL NET ASSETS                                         100.00%   $    73,333,094
                                                ===============    ===============

*  NON-INCOME PRODUCING SECURITY.
#  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
   OF 1933.  (SEE NOTE H).
+ FAIR VALUED SECURITY. MARKET VALUE OF THESE SECURITIES AT DECEMBER 31, 2004 WAS $269,577. (SEE NOTE B).
++ ALL OR A PORTION OF THIS SECURITY WAS PURCHASED ON A WHEN-ISSUED BASIS.
   AT DECEMBER 31, 2004, THE MARKET VALUE OF THESE SECURITIES WAS $466,172.
ADR - AMERICAN DEPOSITARY RECEIPT
MTN - MEDIUM-TERM NOTE
PLC - PUBLIC LIMITED COMPANY
STEP-UP - DEBT OBLIGATION INITIALLY ISSUED AT ONE COUPON WHICH CONVERTS TO A
          HIGHER COUPON AT A SPECIFIC DATE.
  THE RATE SHOWN IS THE RATE AS OF DECEMBER 31, 2004.

                       See notes to financial statements.

                              MONEY MARKET PORTFOLIO


                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company
                                (Since 08/28/97)

                          INVESTMENT OBJECTIVE
 The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

                            NET ASSETS AS OF 12/31/04
                                  $59,064,666

     MARKET ENVIRONMENT

     For bond investors, 2004 turned out to be a pleasant surprise.

     As the year began, many analysts were expecting bond prices would fall as the economic recovery accelerated. In fact, improving economic fundamentals prompted the U.S. Federal Reserve Board to raise rates for the first time in four years in June. While the Fed followed with four more hikes throughout the year, enough uncertainty about the strength of the economic recovery remained to keep investors buying U.S. Treasuries and other high-quality bonds, both of which are seen as a refuge in times of economic concern. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

     Improvement in fundamental factors such as corporate spending and earnings growth drove equity markets to solid gains for the year and, we believe, prevented any significant advances in the bond market. Even so, the slowdown in GDP and job growth in the second half of the year curbed expectations about the pace of the economic recovery. Such concerns, combined with geopolitical worries about Iraq and fear of future terrorist attacks, kept the "flight-to-quality" alive.

     At year-end, long-term bond prices were essentially flat for the 12-month period while short-term bonds experienced some price erosion.

     FACTORS IMPACTING PERFORMANCE

          With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the Money Market Portfolio significantly, from 55 days at the start of the period to 33 days as the period ended. Essentially, we looked to cut our interest-rate risk because we anticipated that short-term rates would begin to rise and continue to rise for the foreseeable future.

          The Portfolio was impacted by a continued short supply of commercial paper in the market. Companies, according to our research, were locking in low current interest rates by issuing longer-term debt in place of shorter-term commercial paper. We believe an additional cause of this short supply may have been mixed economic signals that led to cautious corporate spending.

     PORTFOLIO POSITIONING

          As of period-end on December 31, 2004, 47% of the Portfolio's assets were invested in first tier commercial paper with the reminder in US government sponsored agencies.

     COMMITMENT TO QUALITY

          Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio's objectives of income, capital preservation, and liquidity.

[SIDENOTE]

                             PERCENT OF INVESTMENTS

[CHART]

Short-Term Investments           100.00%

                               NUMBER OF HOLDINGS
                                       28

                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    INVESTMENTS
-------------------------------------------------------------------------------
AAA                                                                      100.00%

7 Day Effective yield                                                      1.63%

Dollar Weighted
 Average Maturity                                                        33 days

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1985.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS (A)

                                            YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                             DECEMBER          DECEMBER          DECEMBER         DECEMBER          DECEMBER
                                             31, 2004          31, 2003          31, 2002         31, 2001          31, 2000
Net asset value, beginning of period      $       10.74     $       10.81     $       10.98     $       10.92     $       10.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.10              0.06              0.14              0.36              0.64
Net gains and losses on securities
 (both realized and unrealized)                   (0.01)                                                 0.04             (0.03)
                                          -------------     -------------     -------------     -------------     -------------

Total from investment operations                   0.09              0.06              0.14              0.40              0.61

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income              (0.08)            (0.13)            (0.31)            (0.34)            (0.54)

Dividends in excess of net
investment income
Distributions from capital gains                       (D)               (D)
Distributions in excess of capital gains
                                          -------------     -------------     -------------     -------------     -------------
Total distributions                               (0.08)            (0.13)            (0.31)            (0.34)            (0.54)

Net asset value, end of period            $       10.75     $       10.74     $       10.81     $       10.98     $       10.92
                                          =============     =============     =============     =============     =============

Total Return (B)                                   0.79%             0.59%             1.22%             3.77%             5.90%

Ratios to Average Net Assets:
 Expenses                                          0.58%             0.58%             0.57%             0.59%             0.57%
 Net investment income                             0.79%             0.60%             1.27%             3.32%             5.74%

Portfolio Turnover Rate (C)                         N/A               N/A               N/A               N/A               N/A

Net Assets, At End of Period              $  59,064,666     $  57,984,427     $  73,809,628     $  65,665,740     $  30,304,739

(A)  Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

(D) Distributions from capital gains amounted to less than $0.005 per share during the period.

                       See notes to financial statements.

            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 2004

COMPANY                                         PRINCIPAL VALUE     MARKET VALUE
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--100.05%

BANKING--4.29%
Citicorp, 2.060%, due 01/24/05                  $     2,538,000     $     2,534,660
                                                                    ---------------

BEVERAGES--4.07%
Coca Cola Co., The,
 2.270%, due 01/31/05                                 2,407,000           2,402,447
                                                                    ---------------
COMPUTER EQUIPMENT & SERVICES--3.55%
First Data Corp., 2.280%, due 01/19/05                2,100,000           2,097,606
                                                                    ---------------
FINANCIAL SERVICES--19.34%
American Express Credit Corp.,
 1.500%, due 01/03/05                                 2,357,000           2,356,804
American General Finance Corp.,
 2.320%, due 02/04/05                                 2,400,000           2,394,741
General Electric Capital Corp.,
 2.270%, due 02/17/05                                 1,870,000           1,864,458
Goldman Sachs Group, Inc., The,
 2.330%, due 02/01/05                                 1,400,000           1,397,191
Goldman Sachs Group, Inc., The,
 2.320%, due 02/22/05                                 1,000,000             996,649
Morgan Stanley, 2.340%, due 01/28/05                  2,413,000           2,408,861
                                                                    ---------------
                                                                         11,418,704
                                                                    ---------------
GOVERNMENT AGENCY--53.38%
Fannie Mae, 2.160%, due 01/18/05                      2,100,000           2,097,858
Fannie Mae, 2.230%, due 02/07/05                      2,500,000           2,494,270
Fannie Mae, Benchmark Bill,
 2.120%, due 01/05/05                                 2,100,000           2,099,506
Fannie Mae, Benchmark Bill,
 2.060%, due 01/07/05                                 2,000,000           1,999,313
Fannie Mae, Benchmark Bill,
 2.320%, due 02/09/05                                 2,970,000           2,962,535
Fannie Mae, Benchmark Bill,
 2.465%, due 04/20/05                                 2,500,000           2,481,870
Federal Farm Credit Bank,
 2.120%, due 02/02/05                                 2,500,000           2,495,289
Federal Home Loan Bank,
 1.000%, due 01/03/05                                   336,000             335,981
Federal Home Loan Bank,
 1.950%, due 01/05/05                                 3,550,000           3,549,223
Federal Home Loan Bank,
 2.150%, due 01/14/05                           $     1,300,000     $     1,298,991
Federal Home Loan Bank,
 2.160%, due 02/09/05                                 2,000,000           1,995,320
Freddie Mac, Reference Bill,
 1.960%, due 01/11/05                                 2,200,000           2,198,802
Freddie Mac, Reference Bill,
 2.270%, due 02/01/05                                 2,100,000           2,095,895
Freddie Mac, Reference Bill,
 2.450%, due 04/26/05                                 2,450,000           2,431,235
Tennessee Valley Authority,
 2.370%, due 03/17/05                                 1,000,000             995,255
                                                                    ---------------
                                                                         31,531,343
                                                                    ---------------
INSURANCE--3.55%
MetLife, Inc., Series 144A,
 2.200%, due 02/08/05 #                               2,100,000           2,095,123
                                                                    ---------------
OIL & GAS - DISTRIBUTION & MARKETING--3.99%
Equitable Resources, Inc., Series 144A,
 2.290%, due 01/27/05 #                               2,360,000           2,356,097
                                                                    ---------------
TELECOMMUNICATIONS - INTEGRATED--4.33%
SBC Communications, Inc., Series 144A,
 2.060%, due 01/18/05 #                               2,559,000           2,556,511
                                                                    ---------------

UTILITIES - ELECTRIC & GAS--3.55%
Florida Power & Light Co.,
 2.290%, due 01/06/05                                 2,100,000           2,099,332
                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $ 59,090,692)                                                     59,091,823
                                                                    ---------------
TOTAL INVESTMENTS
 (Cost $59,090,692)                                      100.05%         59,091,823
Other assets, less liabilities                            (0.05)            (27,157)
                                                ---------------     ---------------

TOTAL NET ASSETS                                         100.00%    $    59,064,666
                                                ===============     ===============

# SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
  1933 (SEE NOTE H).

                       See notes to financial statements.

                      [This page intentionally left blank]

                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                               CAPITAL                              STRATEGIC
                                               GROWTH             GROWTH             GROWTH
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO
ASSETS

Investments, at cost                       $   171,093,149    $    34,677,278    $    74,493,379
                                           ===============    ===============    ===============

Investments in unaffiliated issuers,
 at market value* (Notes B and C)          $   187,760,060    $    41,047,899    $    89,579,554
Investments in affiliated issuers,
 at market value* (Notes B and C)                                                      1,777,513
Cash*                                            2,150,363            215,220            189,861
Foreign currency (Cost $5,564 and
 $17,974, respectively)
Accrued investment income, net of
 foreign taxes                                      82,657             33,374             99,182
Receivable for portfolio securities sold           568,124
Receivable for foreign currency
 contracts
                                           ---------------    ---------------    ---------------
  TOTAL ASSETS                                 190,561,204         41,296,493         91,646,110

LIABILITIES

Collateral on securities loaned,
 at value
Payable for portfolio securities
 purchased                                       1,169,959             16,575
Payable for foreign currency contracts
Accrued investment advisory fees
 (Note E)                                          115,755             22,480             61,356
Accrued custody fees                                   972              2,901              2,956
Accrued director fees                                  700                223                372
Accrued expenses                                     8,375              2,270              5,329
Payable for daily variation on
 futures contracts
                                           ---------------    ---------------    ---------------
  TOTAL LIABILITIES                              1,295,761             44,449             70,013

NET ASSETS                                 $   189,265,443    $    41,252,044    $    91,576,097
                                           ===============    ===============    ===============
NET ASSETS CONSIST OF:
Par value                                  $        87,978    $        29,567    $        64,961
Capital paid in                                217,755,945         64,294,523        149,391,358
Undistributed net investment income                234,799                               417,921
Accumulated net realized gain (loss)           (45,480,190)       (29,442,667)       (75,162,502)
Net unrealized gain (loss) on
 investments                                    16,666,911          6,370,621         16,863,688
Net unrealized gain on future contracts
Net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                                                         671
                                           ---------------    ---------------    ---------------

NET ASSETS                                 $   189,265,443    $    41,252,044    $    91,576,097
                                           ---------------    ---------------    ---------------
Shares of common stock outstanding
 ($0.01 par value, 1,000,000,000
 shares authorized)                              8,797,813          2,956,680          6,496,093
                                           ===============    ===============    ===============
Net asset value, offering & redemption
 price per share                           $         21.51    $         13.95    $         14.10
                                           ===============    ===============    ===============

                                               S&P 500                               MID-CAP
                                                INDEX              VALUE             GROWTH
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO
ASSETS

Investments, at cost                       $   256,485,130    $    64,657,167    $    19,757,122
                                           ===============    ===============    ===============

Investments in unaffiliated issuers,
 at market value* (Notes B and C)          $   243,438,127    $    82,740,565    $    24,058,350
Investments in affiliated issuers,
 at market value* (Notes B and C)                  433,193
Cash*                                            1,481,957            994,425             66,139
Foreign currency (Cost $5,564 and
 $17,974, respectively)
Accrued investment income, net of
 foreign taxes                                     328,496            124,215              8,791
Receivable for portfolio securities sold             5,936
Receivable for foreign currency
 contracts
                                           ---------------    ---------------    ---------------
  TOTAL ASSETS                                 245,687,709         83,859,205         24,133,280

LIABILITIES

Collateral on securities loaned,
 at value                                        8,329,420
Payable for portfolio securities
 purchased                                                                                24,923
Payable for foreign currency contracts              10,176
Accrued investment advisory fees
 (Note E)                                           47,779             52,768             18,308
Accrued custody fees                                                      267              1,639
Accrued director fees                                                     347                118
Accrued expenses                                     7,963              4,291              1,844
Payable for daily variation on
 futures contracts                                   2,194
                                           ---------------    ---------------    ---------------
  TOTAL LIABILITIES                              8,397,532             57,673             46,832

NET ASSETS                                 $   237,290,177    $    83,801,532    $    24,086,448
                                           ===============    ===============    ===============
NET ASSETS CONSIST OF:
Par value                                  $       280,147    $        39,129    $        24,528
Capital paid in                                261,260,885         68,793,778         21,285,945
Undistributed net investment income              3,869,517          1,052,321
Accumulated net realized gain (loss)           (15,534,090)        (4,167,094)        (1,525,253)
Net unrealized gain (loss) on
 investments                                   (12,613,810)        18,083,398          4,301,228
Net unrealized gain on future contracts             27,528
Net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency
                                           ---------------    ---------------    ---------------

NET ASSETS                                 $   237,290,177    $    83,801,532    $    24,086,448
                                           ---------------    ---------------    ---------------
Shares of common stock outstanding
 ($0.01 par value, 1,000,000,000
 shares authorized)                             28,014,662          3,912,943          2,452,761
                                           ===============    ===============    ===============
Net asset value, offering & redemption
 price per share                           $          8.47    $         21.42    $          9.82
                                           ===============    ===============    ===============

* For the S&P 500 Index Portfolio, investments in unaffiliated issuers at market value include $7,910,346 of securities loaned, investments in affiliated issuers at market value include $149,374 of securities loaned and cash includes $772,286 pledged to cover collateral requirements for futures contracts. (Note B)

                       See notes to financial statements.

                                                                                                         INTER-
                                               MID-CAP             SMALL            SMALL-CAP          NATIONAL
                                                VALUE             COMPANY             VALUE             EQUITY
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
ASSETS

Investments, at cost                       $    35,916,801    $    57,314,630    $    39,263,417    $    33,336,047
                                           ===============    ===============    ===============    ===============

Investments in unaffiliated issuers,
 at market value* (Notes B and C)          $    44,485,064    $    65,505,468    $    51,403,269    $    38,657,638
Investments in affiliated issuers,
 at market value* (Notes B and C)
Cash*                                              627,479          2,166,869          3,142,566          2,098,771
Foreign currency (Cost $5,564 and
 $17,974, respectively)                              5,622
Accrued investment income, net of
 foreign taxes                                      37,419             10,482             56,578             90,945
Receivable for portfolio securities sold            76,325          1,304,214             10,246            134,079
Receivable for foreign currency
 contracts                                             100                                                   24,294
                                           ---------------    ---------------    ---------------    ---------------
  TOTAL ASSETS                                  45,232,009         68,987,033         54,612,659         41,005,727

LIABILITIES

Collateral on securities loaned,
 at value
Payable for portfolio securities
 purchased                                          98,094          1,233,369             94,429            441,594
Payable for foreign currency contracts                  22                                                   20,766
Accrued investment advisory fees
 (Note E)                                           39,341             42,657             59,118             33,544
Accrued custody fees                                 3,474              1,896              1,068             10,175
Accrued director fees                                  282                253                331                263
Accrued expenses                                     2,795              3,775              3,166              3,373
Payable for daily variation on
 futures contracts
                                           ---------------    ---------------    ---------------    ---------------
  TOTAL LIABILITIES                                144,008          1,281,950            158,112            509,715

NET ASSETS                                 $    45,088,001    $    67,705,083    $    54,454,547    $    40,496,012
                                           ===============    ===============    ===============    ===============
NET ASSETS CONSIST OF:
Par value                                  $        31,903    $        46,461    $        35,489    $        39,458
Capital paid in                                 32,108,432         79,435,481         37,599,036         48,421,542
Undistributed net investment income                                                                         214,115
Accumulated net realized gain (loss)             4,378,568        (19,967,697)         4,680,170        (13,509,334)
Net unrealized gain (loss) on
 investments                                     8,568,263          8,190,838         12,139,852          5,321,591
Net unrealized gain on future contracts
Net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                   835                                                    8,640
                                           ---------------    ---------------    ---------------    ---------------

NET ASSETS                                 $    45,088,001    $    67,705,083    $    54,454,547    $    40,496,012
                                           ---------------    ---------------    ---------------    ---------------
Shares of common stock outstanding
 ($0.01 par value, 1,000,000,000
 shares authorized)                              3,190,281          4,646,052          3,548,849          3,945,842
                                           ===============    ===============    ===============    ===============
Net asset value, offering & redemption
 price per share                           $         14.13    $         14.57    $         15.34    $         10.26
                                           ===============    ===============    ===============    ===============

                                                WORLD              HIGH
                                               GROWTH              YIELD                                 MONEY
                                                STOCK               BOND             BALANCED            MARKET
                                              PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
ASSETS

Investments, at cost                       $    97,839,497    $    21,729,050    $    65,720,867    $    59,090,692
                                           ===============    ===============    ===============    ===============

Investments in unaffiliated issuers,
 at market value* (Notes B and C)          $   124,787,691    $    22,935,782    $    71,625,652    $    59,091,823
Investments in affiliated issuers,
 at market value* (Notes B and C)
Cash*                                            2,658,886             51,462          1,991,697                230
Foreign currency (Cost $5,564 and
 $17,974, respectively)                                                18,567
Accrued investment income, net of
 foreign taxes                                     169,558            416,202            266,467              1,701
Receivable for portfolio securities sold                                                  59,033
Receivable for foreign currency
 contracts
                                           ---------------    ---------------    ---------------    ---------------
  TOTAL ASSETS                                 127,616,135         23,422,013         73,942,849         59,093,754

LIABILITIES

Collateral on securities loaned,
 at value
Payable for portfolio securities
 purchased                                          38,080             35,979            562,639
Payable for foreign currency contracts
Accrued investment advisory fees                                       19,833
 (Note E)
Accrued custody fees                                79,399             14,880             39,415             25,482
Accrued director fees                                5,199              2,154              1,608                392
Accrued expenses                                       560                158                284                253
Payable for daily variation on                       5,660              3,351              5,809              2,961
 futures contracts
                                           ---------------    ---------------    ---------------    ---------------
  TOTAL LIABILITIES                                128,898             76,355            609,755             29,088

NET ASSETS                                 $   127,487,237    $    23,345,658    $    73,333,094    $    59,064,666
                                           ===============    ===============    ===============    ===============
NET ASSETS CONSIST OF:
Par value                                  $        49,249    $        27,996    $        54,192    $        54,956
Capital paid in                                 95,771,728         24,405,570         67,977,380         58,527,339
Undistributed net investment income              1,823,529          1,500,207          1,562,645            481,240
Accumulated net realized gain (loss)             2,886,967         (3,775,858)        (2,166,467)
Net unrealized gain (loss) on
 investments                                    26,948,194          1,206,732          5,904,785              1,131
Net unrealized gain on future contracts
Net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                 7,570            (18,989)               559
                                           ---------------    ---------------    ---------------    ---------------

NET ASSETS                                 $   127,487,237    $    23,345,658    $    73,333,094    $    59,064,666
                                           ---------------    ---------------    ---------------    ---------------
Shares of common stock outstanding
 ($0.01 par value, 1,000,000,000
 shares authorized)                              4,924,858          2,799,488          5,419,240          5,495,576
                                           ===============    ===============    ===============    ===============
Net asset value, offering & redemption
 price per share                           $         25.89    $          8.34    $         13.53    $         10.75
                                           ===============    ===============    ===============    ===============

                             STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

                                               CAPITAL                              STRATEGIC
                                               GROWTH             GROWTH             GROWTH
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
 Interest                                  $        40,815    $         6,046    $         5,093
 Dividends                                       1,734,712            296,268          1,212,153
 Security lending (Note B)
 Foreign taxes withheld                             (8,876)            (1,062)           (10,276)
                                           ---------------    ---------------    ---------------
  Total income from unaffiliated issuers         1,766,651            301,252          1,206,970

Income from affiliated issuers:
 Interest                                                                                 23,912
 Dividends
                                           ---------------    ---------------    ---------------
  Total income from affiliated issuers                                                    23,912

   Total investment income                       1,766,651            301,252          1,230,882
                                           ---------------    ---------------    ---------------

Expenses:
 Advisory fees (Note E)                          1,405,032            273,258            704,295
 Custodian fees                                      8,458             15,200             25,321
 Shareholder reports                                49,016             11,204             23,839
 Professional fees                                  33,711              7,293             16,131
 Directors fees                                     14,536              3,137              6,944
 Security valuation                                  2,863              5,890             11,891
 Miscellaneous expenses                             18,236              3,901              8,618
                                           ---------------    ---------------    ---------------

   Gross expenses                                1,531,852            319,883            797,039
   Expenses paid by JPIA (Note E)
                                           ---------------    ---------------    ---------------
   Total net expenses                            1,531,852            319,883            797,039

   Net investment income (loss)                    234,799            (18,631)           433,843
                                           ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments         17,875,688          4,940,493          5,981,507
Net realized gain on futures contracts
 Net realized gain (loss) from foreign
  currency transactions                                                                  (15,922)
Change in net unrealized gain (loss)            (1,400,305)          (473,787)         1,786,354
 on investments
Change in net unrealized loss on futures
 contracts
Change in net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                                                          68
                                           ---------------    ---------------    ---------------

 Net realized and unrealized gain (loss)
  on investments and foreign currency           16,475,383          4,466,706          7,752,007
                                           ---------------    ---------------    ---------------

Net increase in net assets
 resulting from operations                 $    16,710,182    $     4,448,075    $     8,185,850
                                           ===============    ===============    ===============

                                               S&P 500                               MID-CAP
                                                INDEX              VALUE             GROWTH
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
 Interest                                  $        58,131    $        13,838    $         3,904
 Dividends                                       4,431,605          1,710,636             68,247
 Security lending (Note B)                          12,292
 Foreign taxes withheld                                                (6,654)               (65)
                                           ---------------    ---------------    ---------------
  Total income from unaffiliated issuers         4,502,028          1,717,820             72,086

Income from affiliated issuers:
 Interest
 Dividends                                          10,479
                                           ---------------    ---------------    ---------------
  Total income from affiliated issuers              10,479

   Total investment income                       4,512,507          1,717,820             72,086
                                           ---------------    ---------------    ---------------

Expenses:
 Advisory fees (Note E)                            536,605            606,807            198,230
 Custodian fees                                     28,425              3,932             20,475
 Shareholder reports                                69,784             21,979              6,524
 Professional fees                                  41,028             14,829              4,028
 Directors fees                                     17,651              6,382              1,725
 Security valuation                                 30,138              3,646              7,517
 Miscellaneous expenses                             42,237              7,924              2,140
                                           ---------------    ---------------    ---------------

   Gross expenses                                  765,868            665,499            240,639
   Expenses paid by JPIA (Note E)                 (139,829)
                                           ---------------    ---------------    ---------------
   Total net expenses                              626,039            665,499            240,639

   Net investment income (loss)                  3,886,468          1,052,321           (168,553)
                                           ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments           (179,883)         2,429,420          2,891,686
Net realized gain on futures contracts             425,694
Net realized gain (loss) from foreign
 currency transactions
Change in net unrealized gain (loss)
 on investments                                 18,825,205          5,589,184           (210,303)
Change in net unrealized loss on futures
 contracts                                        (186,967)
Change in net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency
                                           ---------------    ---------------    ---------------

 Net realized and unrealized gain (loss)
  on investments and foreign currency           18,884,049          8,018,604          2,681,383
                                           ---------------    ---------------    ---------------

Net increase in net assets
 resulting from operations                 $    22,770,517    $     9,070,925    $     2,512,830
                                           ===============    ===============    ===============

                       See notes to financial statements.

                                                                                                         INTER-            WORLD
                                               MID-CAP             SMALL            SMALL-CAP           NATIONAL          GROWTH
                                                VALUE             COMPANY             VALUE              EQUITY            STOCK
                                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
 Interest                                  $         6,870    $        18,049    $        27,043    $        16,781    $     29,842
 Dividends                                         450,439            102,866            534,822            736,588       3,196,260
 Security lending (Note B)
 Foreign taxes withheld                            (17,814)              (186)                              (59,026)       (334,527)
                                           ---------------    ---------------    ---------------    ----------------   ------------
  Total income from unaffiliated issuers           439,495            120,729            561,865            694,343       2,891,575

Income from affiliated issuers:
 Interest
 Dividends
                                           ---------------    ---------------    ---------------    ----------------   ------------
  Total income from affiliated issuers

   Total investment income                         439,495            120,729            561,865            694,343       2,891,575
                                           ---------------    ---------------    ---------------    ----------------   ------------

Expenses:
 Advisory fees (Note E)                            425,839            497,048            633,079            355,019         870,086
 Custodian fees                                     19,031             26,924             10,456             57,564          39,478
 Shareholder reports                                11,378             20,699             13,528             10,068          33,737
 Professional fees                                   7,432             12,114              8,942              6,521          17,991
 Directors fees                                      3,187              5,211              3,837              2,796           9,131
 Security valuation                                  6,378              9,153              4,644             16,696          32,274
 Miscellaneous expenses                              4,040              6,486              4,739              3,448          11,307
                                           ---------------    ---------------    ---------------    ----------------   ------------

   Gross expenses                                  477,285            577,635            679,225            452,112       1,014,004
   Expenses paid by JPIA (Note E)
                                           ---------------    ---------------    ---------------    ----------------   ------------
   Total net expenses                              477,285            577,635            679,225            452,112       1,014,004

   Net investment income (loss)                    (37,790)          (456,906)          (117,360)           242,231       1,877,571
                                           ---------------    ---------------    ---------------    ----------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments          4,980,962          5,509,471          4,942,164          7,217,303       8,244,310
Net realized gain on futures contracts
Net realized gain (loss) from foreign
 currency transactions                                (105)                                                 (28,168)        (54,042)
Change in net unrealized gain (loss)
 on investments                                  1,185,972         (1,166,859)         4,102,484         (1,732,400)     10,221,629
Change in net unrealized loss on futures
 contracts
Change in net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                    (4)                                                   3,901         (12,183)
                                           ---------------    ---------------    ---------------    ---------------    ------------

Net realized and unrealized gain (loss)
 on investments and foreign currency             6,166,825          4,342,612          9,044,648          5,460,636      18,399,714
                                           ---------------    ---------------    ---------------    ---------------    ------------

Net increase in net assets
 resulting from operations                 $     6,129,035    $     3,885,706    $     8,927,288    $     5,702,867    $ 20,277,285
                                           ===============    ===============    ===============    ===============    ============

                                                HIGH
                                                YIELD                                MONEY
                                                BOND             BALANCED            MARKET
                                              PORTFOLIO         PORTFOLIO           PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
 Interest                                  $     1,767,529    $     1,195,584    $       829,273
 Dividends                                          12,641            919,995
 Security lending (Note B)
 Foreign taxes withheld                                               (14,309)
                                           ---------------    ---------------    ---------------
  Total income from unaffiliated issuers         1,780,170          2,101,270            829,273

Income from affiliated issuers:
 Interest
 Dividends
                                           ---------------    ---------------    ---------------
  Total income from affiliated issuers

   Total investment income                       1,780,170          2,101,270            829,273
                                           ---------------    ---------------    ---------------

Expenses:
 Advisory fees (Note E)                            165,556            484,625            303,942
 Custodian fees                                     25,658             18,195              5,112
 Shareholder reports                                 6,596             19,377             16,384
 Professional fees                                   4,086             13,002             11,196
 Directors fees                                      1,755              5,610              4,843
 Security valuation                                 36,244             22,340                562
 Miscellaneous expenses                              2,158              7,178              5,994
                                           ---------------    ---------------    ---------------

   Gross expenses                                  242,053            570,327            348,033
   Expenses paid by JPIA (Note E)
                                           ---------------    ---------------    ---------------
   Total net expenses                              242,053            570,327            348,033

   Net investment income (loss)                  1,538,117          1,530,943            481,240
                                           ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments            112,323          5,986,635
Net realized gain on futures contracts
Net realized gain (loss) from foreign
 currency transactions                             (27,326)            31,702
Change in net unrealized gain (loss)
 on investments                                    333,030         (1,077,150)            (2,196)
Change in net unrealized loss on futures
 contracts
Change in net unrealized gain (loss) on
 translation of assets and liabilities
 in foreign currency                                (5,450)            (4,207)
                                           ---------------    ---------------    ---------------

Net realized and unrealized gain (loss)
 on investments and foreign currency               412,577          4,936,980             (2,196)
                                           ---------------    ---------------    ---------------

Net increase in net assets
 resulting from operations                 $     1,950,694    $     6,467,923    $       479,044
                                           ===============    ===============    ===============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         CAPITAL
                                                         GROWTH                                GROWTH
                                                        PORTFOLIO                             PORTFOLIO
                                           ----------------------------------    ----------------------------------
                                                YEAR               YEAR               YEAR               YEAR
                                               ENDED               ENDED              ENDED              ENDED
                                              DECEMBER            DECEMBER           DECEMBER           DECEMBER
                                              31, 2004            31, 2003           31, 2004           31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)              $       234,799    $        (7,799)   $       (18,631)   $      (179,168)
 Net realized gain (loss) on
  security transactions                         17,875,688        (19,620,257)         4,940,493          3,177,248
 Net realized gain on futures contracts
 Net realized loss from foreign
  currency transactions
 Net unrealized gain (loss)
  on investments                                (1,400,305)        61,436,946           (473,787)         6,622,591
 Net unrealized gain (loss) on futures
  contracts
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                           ---------------    ---------------    ---------------    ---------------

 Net increase in net assets
  resulting from operations                     16,710,182         41,808,890          4,448,075          9,620,671
 Distribution to shareholders from
  net investment income (Note D)
 Distribution to shareholders from
  capital gains (Note D)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                        (17,629,807)       (19,361,369)        (4,527,000)          (132,868)
 Reimbursement by affiliate (Note E)
                                           ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets             (919,625)        22,447,521            (78,925)         9,487,803

NET ASSETS:

 Beginning of Period                           190,185,068        167,737,547         41,330,969         31,843,166
                                           ---------------    ---------------    ---------------    ---------------

 End of Period                             $   189,265,443    $   190,185,068    $    41,252,044    $    41,330,969
                                           ===============    ===============    ===============    ===============

Undistributed net investment income        $       234,799    $                  $                  $
                                           ===============    ===============    ===============    ===============

                                                        STRATEGIC
                                                         GROWTH
                                                        PORTFOLIO
                                           ----------------------------------
                                                 YEAR               YEAR
                                                ENDED              ENDED
                                               DECEMBER           DECEMBER
                                               31, 2004           31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)              $       433,843    $        17,522
 Net realized gain (loss) on
  security transactions                          5,981,507           (496,753)
 Net realized gain on futures contracts
 Net realized loss from foreign
  currency transactions                            (15,922)           (50,567)
 Net unrealized gain (loss)
  on investments                                 1,786,354         22,707,353
 Net unrealized gain (loss) on futures
  contracts
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                       68             (1,028)
                                           ---------------    ---------------

 Net increase in net assets
  resulting from operations                      8,185,850         22,176,527
 Distribution to shareholders from
  net investment income (Note D)
 Distribution to shareholders from
  capital gains (Note D)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                         (6,260,618)        (6,513,554)
 Reimbursement by affiliate (Note E)
                                           ---------------    ---------------

Net increase (decrease) in net assets            1,925,232         15,662,973

NET ASSETS:

 Beginning of Period                            89,650,865         73,987,892
                                           ---------------    ---------------

 End of Period                             $    91,576,097    $    89,650,865
                                           ===============    ===============

Undistributed net investment income        $       417,921    $
                                           ===============    ===============

                       See notes to financial statements.

                                                        S&P 500
                                                         INDEX                                 VALUE
                                                       PORTFOLIO                             PORTFOLIO
                                           ----------------------------------    ----------------------------------
                                                 YEAR               YEAR              YEAR                YEAR
                                                ENDED              ENDED             ENDED               ENDED
                                               DECEMBER           DECEMBER          DECEMBER            DECEMBER
                                               31, 2004           31, 2003          31, 2004            31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)              $     3,886,468    $     2,729,653    $     1,052,321    $       783,545
 Net realized gain (loss) on
  security transactions                           (179,883)        (1,702,804)         2,429,420         (1,266,607)
 Net realized gain on futures contracts            425,694            926,050
 Net realized loss from foreign
  currency transactions
 Net unrealized gain (loss)
  on investments                                18,825,205         44,360,403          5,589,184         18,943,472
 Net unrealized gain (loss) on futures
  contracts                                       (186,967)           492,695
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                           ---------------    ---------------    ---------------    ---------------

 Net increase in net assets
  resulting from operations                     22,770,517         46,805,997          9,070,925         18,460,410
 Distribution to shareholders from
  net investment income (Note D)                (2,713,997)        (2,249,935)          (776,305)          (616,324)
 Distribution to shareholders from
  capital gains (Note D)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                          2,665,433          4,139,111         (7,407,425)        (4,198,167)
 Reimbursement by affiliate (Note E)
                                           ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets           22,721,953         48,695,173            887,195         13,645,919

NET ASSETS:

 Beginning of Period                           214,568,224        165,873,051         82,914,337         69,268,418
                                           ---------------    ---------------    ---------------    ---------------

 End of Period                             $   237,290,177    $   214,568,224    $    83,801,532    $    82,914,337
                                           ===============    ===============    ===============    ===============

Undistributed net investment income        $     3,869,517    $     2,713,997    $     1,052,321    $       776,305
                                           ===============    ===============    ===============    ===============

                                                         MID-CAP                               MID-CAP
                                                         GROWTH                                 VALUE
                                                        PORTFOLIO                             PORTFOLIO
                                           ----------------------------------    ----------------------------------
                                                 YEAR               YEAR              YEAR                YEAR
                                                ENDED              ENDED             ENDED               ENDED
                                               DECEMBER           DECEMBER          DECEMBER            DECEMBER
                                               31, 2004           31, 2003          31, 2004            31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)              $      (168,553)   $      (149,503)   $       (37,790)   $       (45,475)
 Net realized gain (loss) on
  security transactions                          2,891,686          2,189,087          4,980,962          1,021,845
 Net realized gain on futures contracts
 Net realized loss from foreign
  currency transactions                                                                     (105)              (302)
 Net unrealized gain (loss)
  on investments                                  (210,303)         4,561,530          1,185,972         10,004,980
 Net unrealized gain (loss) on futures
  contracts
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                                                             (4)               554
                                           ---------------    ---------------    ---------------    ---------------

 Net increase in net assets
  resulting from operations                      2,512,830          6,601,114          6,129,035         10,981,602
 Distribution to shareholders from
  net investment income (Note D)
 Distribution to shareholders from
  capital gains (Note D)                                                                (200,105)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                         (3,270,561)         5,818,577           (860,894)         2,694,854
 Reimbursement by affiliate (Note E)
                                           ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets             (757,731)        12,419,691          5,068,036         13,676,456

NET ASSETS:

 Beginning of Period                            24,844,179         12,424,488         40,019,965         26,343,509
                                           ---------------    ---------------    ---------------    ---------------

 End of Period                             $    24,086,448    $    24,844,179    $    45,088,001    $    40,019,965
                                           ===============    ===============    ===============    ===============

Undistributed net investment income        $                  $                  $                  $          (335)
                                           ===============    ===============    ===============    ===============

                                                             SMALL                             SMALL-CAP
                                                            COMPANY                              VALUE
                                                           PORTFOLIO                           PORTFOLIO
                                               ---------------------------------   ---------------------------------
                                                    YEAR             YEAR               YEAR             YEAR
                                                    ENDED            ENDED              ENDED            ENDED
                                                   DECEMBER         DECEMBER           DECEMBER         DECEMBER
                                                   31, 2004         31, 2003           31, 2004         31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)                  $      (456,906)  $      (440,984)  $      (117,360)  $      (105,811)
 Net realized gain (loss) on
  security transactions                              5,509,471        (3,173,407)        4,942,164         1,737,361
 Net realized gain (loss) from foreign
  currency transactions
 Net unrealized gain (loss)
  on investments                                    (1,166,859)       23,684,583         4,102,484        10,066,792
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                               ---------------   ---------------   ---------------   ---------------
 Net increase in net assets
  resulting from operations                          3,885,706        20,070,192         8,927,288        11,698,342
 Distribution to shareholders from
  net investment income (Note D)
 Distribution to shareholders from
  capital gains (Note D)                                                                  (985,283)
 Increase (decrease) in net assets derived
  from shareholder transactions (Note F)            (8,694,976)          578,626         1,530,196         9,844,394
Reimbursement by affiliate (Note E)
                                               ---------------   ---------------   ---------------   ---------------

Net increase (decrease) in net assets               (4,809,270)       20,648,818         9,472,201        21,542,736

NET ASSETS:

 Beginning of Period                                72,514,353        51,865,535        44,982,346        23,439,610
                                               ---------------   ---------------   ---------------   ---------------

 End of Period                                 $    67,705,083   $    72,514,353   $    54,454,547   $    44,982,346
                                               ===============   ===============   ===============   ===============

Undistributed net investment
 income                                        $                 $                 $                 $
                                               ===============   ===============   ===============   ===============

                                                         INTERNATIONAL
                                                             EQUITY
                                                           PORTFOLIO
                                               ---------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                   DECEMBER          DECEMBER
                                                   31, 2004          31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)                  $       242,231   $       141,666
 Net realized gain (loss) on
  security transactions                              7,217,303          (765,751)
 Net realized gain (loss) from foreign
  currency transactions                                (28,168)          (47,847)
 Net unrealized gain (loss)
  on investments                                    (1,732,400)        8,677,478
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                        3,901            (4,879)
                                               ---------------   ---------------
 Net increase in net assets
  resulting from operations                          5,702,867         8,000,667
 Distribution to shareholders from
  net investment income (Note D)                       (93,767)         (332,868)
 Distribution to shareholders from
  capital gains (Note D)
 Increase (decrease) in net assets derived
  from shareholder transactions (Note F)             1,698,286           (82,340)
Reimbursement by affiliate (Note E)                                      119,024
                                               ---------------   ---------------

Net increase (decrease) in net assets                7,307,386         7,704,483

NET ASSETS:

 Beginning of Period                                33,188,626        25,484,143
                                               ---------------   ---------------

 End of Period                                 $    40,496,012   $    33,188,626
                                               ===============   ===============
Undistributed net investment
 income                                        $       214,115   $        93,819
                                               ===============   ===============

                       See notes to financial statements.

                                                         WORLD GROWTH                          HIGH YIELD
                                                             STOCK                               BOND
                                                           PORTFOLIO                           PORTFOLIO
                                               ---------------------------------   ---------------------------------
                                                    YEAR             YEAR               YEAR              YEAR
                                                    ENDED            ENDED              ENDED            ENDED
                                                   DECEMBER         DECEMBER           DECEMBER         DECEMBER
                                                   31, 2004         31, 2003           31, 2004         31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)                  $     1,877,571   $     1,539,554   $     1,538,117   $     1,493,120
 Net realized gain (loss) on
  security transactions                              8,244,310         1,512,407           112,323            16,822
 Net realized gain (loss) from foreign
  currency transactions                                (54,042)          (28,761)          (27,326)           (6,027)
 Net unrealized gain (loss)
  on investments                                    10,221,629        26,835,379           333,030         2,041,101
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                      (12,183)            3,015            (5,450)          (12,289)
                                               ---------------   ---------------   ---------------   ---------------
 Net increase in net assets
  resulting from operations                         20,277,285        29,861,594         1,950,694         3,532,727
 Distribution to shareholders from
  net investment income (Note D)                    (1,304,183)       (1,866,526)       (1,471,717)       (1,175,990)
 Distribution to shareholders from
  capital gains (Note D)
 Increase (decrease) in net assets derived
  from shareholder transactions (Note F)            (6,547,818)       (8,049,564)        1,443,006         3,258,168
Reimbursement by affiliate (Note E)
                                               ---------------   ---------------   ---------------   ---------------

Net increase (decrease) in net assets               12,425,284        19,945,504         1,921,983         5,614,905

NET ASSETS:

 Beginning of Period                               115,061,953        95,116,449        21,423,675        15,808,770
                                               ---------------   ---------------   ---------------   ---------------

 End of Period                                 $   127,487,237   $   115,061,953   $    23,345,658   $    21,423,675
                                               ===============   ===============   ===============   ===============
Undistributed net investment
 income                                         $    1,823,529   $     1,304,183   $     1,500,207   $     1,463,322
                                               ===============   ===============   ===============   ===============

                                                                                                MONEY
                                                           BALANCED                             MARKET
                                                           PORTFOLIO                           PORTFOLIO
                                               ---------------------------------   ---------------------------------
                                                    YEAR             YEAR              YEAR              YEAR
                                                    ENDED            ENDED             ENDED             ENDED
                                                   DECEMBER         DECEMBER          DECEMBER          DECEMBER
                                                   31, 2004         31, 2003          31, 2004          31, 2003
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income (loss)                  $     1,530,943   $     1,206,211   $       481,240   $       431,013
 Net realized gain (loss) on
  security transactions                              5,986,635            89,881                                  21
 Net realized gain (loss) from foreign
  currency transactions                                 31,702            19,247
 Net unrealized gain (loss)
  on investments                                    (1,077,150)        7,298,014            (2,196)            1,575
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                       (4,207)            2,955
                                               ---------------   ---------------   ---------------   ---------------
 Net increase in net assets
  resulting from operations                          6,467,923         8,616,308           479,044           432,609
 Distribution to shareholders from
  net investment income (Note D)                    (1,225,457)       (1,450,671)         (431,012)         (940,471)
 Distribution to shareholders from
  capital gains (Note D)                                                                       (21)             (718)
 Increase (decrease) in net assets derived
  from shareholder transactions (Note F)            (3,221,103)        1,649,052         1,032,228       (15,316,621)
Reimbursement by affiliate (Note E)
                                               ---------------   ---------------   ---------------   ---------------

Net increase (decrease) in net assets                2,021,363         8,814,689         1,080,239       (15,825,201)

NET ASSETS:

 Beginning of Period                                71,311,731        62,497,042        57,984,427        73,809,628
                                               ---------------   ---------------   ---------------   ---------------

 End of Period                                 $    73,333,094   $    71,311,731   $    59,064,666   $    57,984,427
                                               ===============   ===============   ===============   ===============
Undistributed net investment
 income                                        $     1,562,645   $     1,225,457   $       481,240   $       431,012
                                               ===============   ===============   ===============   ===============

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the "Portfolios"): the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE. If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Fannie Mae, Federal Agricultural Mortgage Corp., Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2004.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2004, the Mid-Cap Value Portfolio, International Equity Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                                      U.S. DOLLAR       UNREALIZED
 CONTRACTS                            SETTLEMENT   CONTRACTS TO                        VALUE AT        APPRECIATION
 PURCHASED                               DATE        RECEIVE           COST            12/31/04       (DEPRECIATION)
MID-CAP VALUE PORTFOLIO
Canadian dollars                       01/03/05           7,824   $         6,457   $         6,530   $           73
Canadian dollars                       01/05/05           4,651             3,863             3,882               19
Euro dollars                           01/03/05           4,730             6,421             6,429                8
                                                                                                      --------------
                                                                                                      $          100
                                                                                                      ==============
INTERNATIONAL EQUITY PORTFOLIO
Canadian dollars                       01/04/05          19,926   $        16,392   $        16,630   $          238
Euro dollars                           01/03/05             323               438               439                1
Euro dollars                           01/05/05           2,963             4,044             4,028              (16)
Euro dollars                           03/16/05         825,906         1,100,000         1,123,568           23,568
Great British pounds                   01/04/05          78,009           149,361           149,759              398
Great British pounds                   01/05/05          49,632            95,601            95,282             (319)
Japanese yen                           01/05/05         221,664             2,130             2,163               33
Norwegian krone                        01/04/05          71,996            11,831            11,887               56
Swiss franc                            01/03/05          21,927            19,315            19,283              (32)
Swiss franc                            01/04/05          29,882            26,406            26,279             (127)
                                                                                                      --------------
                                                                                                      $       23,800
                                                                                                      ==============

                                                                                      U.S. DOLLAR
 CONTRACTS                            SETTLEMENT   CONTRACTS TO                         VALUE AT        UNREALIZED
 SOLD                                    DATE        DELIVER         PROCEEDS           12/31/04       DEPRECIATION
MID-CAP VALUE PORTFOLIO
Australian dollars                    01/04/05            1,257   $           972   $           985   $          (13)
Australian dollars                    01/05/05            1,234               958               967               (9)
                                                                                                      --------------
                                                                                                      $          (22)
                                                                                                      ==============
INTERNATIONAL EQUITY PORTFOLIO
Euro dollars                          03/16/05          225,691   $       300,000   $       307,031   $       (7,031)
Euro dollars                          03/16/05          600,215           802,602           815,843          (13,241)
                                                                                                      --------------
                                                                                                      $      (20,272)
                                                                                                      ==============
HIGH YIELD BOND PORTFOLIO
Euro dollars                          01/19/05           80,000   $       104,293   $       108,755   $       (4,462)
Euro dollars                          01/19/05            8,928            11,553            12,136             (583)
Euro dollars                          02/14/05          199,571           258,024           271,383          (13,359)
Euro dollars                          02/14/05           25,410            33,125            34,554           (1,429)
                                                                                                      --------------
                                                                                                      $      (19,833)
                                                                                                      ==============

FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2004, the S&P 500 Index Portfolio held the following futures contracts:

                                                        MARKET
CONTRACTS                   EXPIRATION    NUMBER OF     VALUE OF      UNREALIZED
PURCHASED                      DATE       CONTRACTS    CONTRACTS     APPRECIATION
S&P 500 INDEX PORTFOLIO
S&P 500 Stock
Index Contracts              03/18/05         4       $  1,213,700   $     27,007
S&P 500 E-mini
Stock Index Contracts        03/18/05         12           728,220            521
                                                                     ------------
                                                                     $     27,528
                                                                     ============

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

SECURITY LENDING: The S&P 500 Index Portfolio has entered into a Securities Lending Agreement (the "Agreement") with Citibank, N.A. (the "Agent"). Under the terms of the Agreement, the S&P 500 Index Portfolio may lend portfolio securities to certain qualified institutions (the "Borrower") approved by the Board of Directors of the Fund in order to earn additional income. The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day. At December 31, 2004, the S&P 500 Index Portfolio had securities valued at $8,059,720 on loan and cash collateral of $8,329,420 was invested in a Repurchase Agreement.

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral. The Agent provides the Portfolio with indemnification against Borrower default. A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent. Income earned from securities lending is reflected on the Statement of Operations as investment income. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At December 31, 2004, gross unrealized gains and losses, and adjusted cost basis for Federal Income tax purposes were as follows:

                                                                 NET UNREALIZED      FEDERAL TAX
PORTFOLIO                        GAINS            LOSSES          GAIN (LOSS)           COST
 Capital Growth             $    22,208,497   $     6,273,343   $    15,935,154    $   171,824,906
 Growth                           6,412,429           114,048         6,298,381         34,749,518
 Strategic Growth                17,312,589         1,197,287        16,115,302         75,241,765
 S&P 500 Index                   43,150,261        57,486,730       (14,336,469)       258,207,789
 Value                           18,573,331           489,933        18,083,398         64,657,167
 Mid-Cap Growth                   4,405,724           149,146         4,256,578         19,801,772
 Mid-Cap Value                    9,079,455         1,001,298         8,078,157         36,406,907
 Small Company                   10,020,383         1,901,457         8,118,926         57,386,542
 Small-Cap Value                 12,510,577           408,256        12,102,321         39,300,948
 International Equity             5,400,512            97,403         5,303,109         33,354,529
 World Growth Stock              32,345,560         5,397,366        26,948,194         97,839,497
 High Yield Bond                  1,358,262           153,509         1,204,753         21,731,029
 Balanced                         6,372,828           584,899         5,787,929         65,837,723
 Money Market                         1,131                 -             1,131         59,090,692

At December 31, 2004, the Strategic Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio and Balanced Portfolio had unrealized foreign currency gains of $671, $835, $8,640, $7,570, and $559, respectively. The High Yield Bond Portfolio had an unrealized foreign currency loss of $18,989.

At December 31, 2004, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                         CAPITAL LOSS
                          CARRYOVER         TOTAL LOSS       EXPIRES     EXPIRES      EXPIRES         EXPIRES
PORTFOLIO              UTILIZED IN 2004     CARRYOVER         2006         2007         2008           2009
Capital Growth         $    18,038,867   $    44,748,433   $        -   $        -   $        -   $     3,891,985
Growth                       4,723,514        29,370,781            -            -            -        20,101,041
Strategic Growth             5,055,308        74,413,762            -            -            -        33,621,782
S&P 500 Index                   50,489        13,783,873            -            -            -         4,856,835
Value                        2,280,411         4,167,094            -            -            -                 -
Mid-Cap Growth               2,869,357         1,480,603            -            -            -                 -
Small Company                5,438,774        19,895,785            -            -    1,916,924         3,605,991
International Equity         7,182,853        13,490,852            -            -            -         3,047,765
World Growth Stock           5,336,286                 -            -            -            -                 -
High Yield Bond                113,658         3,773,969        1,476      261,114      231,394         1,575,068
Balanced                     6,032,143         2,049,611            -            -            -                 -

                            EXPIRES            EXPIRES
PORTFOLIO                    2010               2011
Capital Growth         $    21,059,672   $    19,796,776
Growth                       9,269,740                 -
Strategic Growt             38,367,688         2,424,292
S&P 500 Index                8,927,038                 -
Value                        2,895,431         1,271,663
Mid-Cap Growth               1,480,603                 -
Small Company               11,074,757         3,298,113
International Equity         9,574,922           868,165
World Growth Stock                   -                 -
High Yield Bond              1,704,917                 -
Balanced                     2,049,611                 -

Purchases and sales of investment securities for the period ended December 31, 2004, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                             COST OF          PROCEEDS FROM
                           INVESTMENT          INVESTMENT
PORTFOLIO              SECURITIES PURCHASED  SECURITIES SOLD
Capital Growth         $        293,959,998  $   310,706,099
Growth                           76,372,930       79,526,158
Strategic Growth                 31,850,428       36,889,947
S&P 500 Index                    12,223,979        3,772,991
Value                            31,039,892       36,848,303
Mid-Cap Growth                   38,338,944       41,537,815
Mid-Cap Value                    24,605,853       25,681,021
Small Company                    81,266,492       90,080,923
Small-Cap Value                  20,834,717       22,268,877
International Equity             50,137,441       49,264,190
World Growth Stock               26,935,938       32,548,801
High Yield Bond                  15,517,441       14,031,522
Balanced                         77,073,107       79,421,821

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2004 and 2003 was as follows:

                             DISTRIBUTIONS PAID IN 2004       DISTRIBUTIONS PAID IN 2003
                             --------------------------       --------------------------
                              ORDINARY        LONG-TERM        ORDINARY        LONG-TERM
PORTFOLIO                      INCOME       CAPITAL GAINS       INCOME       CAPITAL GAINS
Capital Growth              $          -    $           -    $          -    $           -
Growth                                 -                -               -                -
Strategic Growth                       -                -               -                -
S&P 500 Index                  2,713,997                -       2,249,935                -
Value                            776,305                -         616,324                -
Mid-Cap Growth                         -                -               -                -
Mid-Cap Value                          -          200,105               -                -
Small Company                          -                -               -                -
Small-Cap Value                        -          985,283               -                -
International Equity              93,767                -         332,868                -
World Growth Stock             1,304,183                -       1,866,526                -
High Yield Bond                1,471,717                -       1,175,990                -
Balanced                       1,225,457                -       1,450,671                -
Money Market                     431,033                -         941,189                -

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED      UNDISTRIBUTED      UNREALIZED
                              CAPITAL LOSS      ORDINARY           LONG-TERM       APPRECIATION
PORTFOLIO                     CARRYFORWARD       INCOME           CAPITAL GAIN    (DEPRECIATION)
Capital Growth              $    44,748,433   $       234,799    $            -   $    15,935,154
Growth                           29,370,781                 -                 -         6,298,381
Strategic Growth                 74,413,762           417,921                 -        16,115,973
S&P 500 Index                    13,783,873         3,869,517                 -       (14,336,469)
Value                             4,167,094         1,052,321                 -        18,083,398
Mid-Cap Growth                    1,480,603                 -                 -         4,256,578
Mid-Cap Value                             -         1,661,761         3,206,913         8,078,992
Small Company                    19,895,785                 -                 -         8,118,926
Small-Cap Value                           -         1,218,212         3,499,489        12,102,321
International Equity             13,490,852           217,411                 -         5,308,453
World Growth Stock                        -         1,823,529         2,886,967        26,955,764
High Yield Bond                   3,773,969         1,480,374                 -         1,207,027
Balanced                          2,049,611         1,562,645                 -         5,788,488
Money Market                              -           481,240                 -             1,131

NOTE E - INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                                 FIRST $100    NEXT $100     NEXT $1.1    OVER $1.3
PORTFOLIO                         MILLION       MILLION       BILLION      BILLION
Capital Growth (1)                      .75%         .70%          .70%         .70%
Growth (2)                              .65%         .65%          .65%         .65%
Strategic Growth                        .80%         .80%          .75%         .70%
S&P 500 Index                           .24%         .24%          .24%         .24%
Value                                   .75%         .75%          .70%         .65%
Mid-Cap Growth                          .90%         .90%          .90%         .90%
Mid-Cap Value                          1.05%        1.05%         1.05%        1.05%
Small Company                           .75%         .75%          .70%         .65%
Small-Cap Value                        1.30%        1.30%         1.30%        1.30%
International Equity                   1.00%        1.00%         1.00%        1.00%
World Growth Stock                      .75%         .75%          .70%         .65%
High Yield Bond                         .75%         .75%          .75%         .75%
Balanced (3)                            .65%         .55%          .50%         .50%
Money Market                            .50%         .50%          .45%         .40%

(1) Effective May 1, 2004, the management fee for the Capital Growth Portfolio was reduced. Prior to May 1, 2004 the management fee was .85% of the first $100 million average daily net assets, .80% of the next $400 million and .75% over $500 million.

(2) Effective May 1, 2004, the management fee for the Growth Portfolio was reduced. Prior to May 1, 2004 the management fee was .75% of the average daily net asset value of the Portfolio.

(3) Effective May 1, 2004, the management fee for the Balanced Portfolio was reduced. Prior to May 1, 2004 the management fee was .75% of the first $200 million average daily net assets, .70% of the next $1.1 billion and .65% over $1.3 billion.

EXPENSE REDUCTIONS: JPIA has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets.

Expenses incurred in excess of the expense cap and paid by JPIA will be carried over into future fiscal years and may be reimbursed during any fiscal year in which the Portfolio's total expense ratio is below the expense cap. As of December 31, 2004, the cumulative potential reimbursement to JPIA is $638,111.

This Expense Reimbursement Plan may be terminated by JPIA at any time. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and JPIA shall cease.

AFFILIATED TRANSACTIONS: On December 29, 2003, Jefferson Pilot Financial Insurance Company reimbursed the International Equity Portfolio $119,024 for the impact of frequent trading by two policyholders. This amount is referenced in the Statement of Changes in Net Assets as Reimbursement by affiliate.

NOTE F--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

CAPITAL GROWTH PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       169,821    $     3,373,817            372,528    $     6,217,016
Shares issued as reinvestment
  of dividends
Shares redeemed                  (1,049,783)       (21,003,624)        (1,532,704)       (25,578,385)
                                -----------    ---------------    ---------------    ---------------
    Net decrease                   (879,962)   $   (17,629,807)        (1,160,176)   $   (19,361,369)
                                ===========    ===============    ===============    ===============

GROWTH PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       217,321    $     2,766,011            822,563    $     8,842,987
Shares issued as reinvestment
  of dividends
Shares redeemed                    (573,414)        (7,293,011)          (849,667)        (8,975,855)
                                -----------    ---------------    ---------------    ---------------
    Net decrease                   (356,093)   $    (4,527,000)           (27,104)   $      (132,868)
                                ===========    ===============    ===============    ===============

STRATEGIC GROWTH PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       269,641    $     3,475,724            416,299    $     4,650,658
Shares issued as reinvestment
  of dividends
Shares redeemed                    (747,481)        (9,736,342)        (1,039,806)       (11,164,212)
                                -----------    ---------------    ---------------    ---------------
    Net decrease                   (477,840)   $    (6,260,618)          (623,507)   $    (6,513,554)
                                ===========    ===============    ===============    ===============

S&P 500 INDEX PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                     3,000,248    $    23,615,364          3,850,619    $    25,566,306
Shares issued as reinvestment
  of dividends                      349,818          2,713,997            375,480          2,249,935
Shares redeemed                  (3,004,573)       (23,663,928)        (3,615,277)       (23,677,130)
                                -----------    ---------------    ---------------    ---------------
    Net increase                    345,493    $     2,665,433            610,822    $     4,139,111
                                ===========    ===============    ===============    ===============

VALUE PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       166,824    $     3,255,648            282,787    $     4,684,448
Shares issued as reinvestment
  of dividends                       40,618            776,305             41,268            616,324
Shares redeemed                    (583,376)       (11,439,378)          (585,388)        (9,498,939)
                                -----------    ---------------    ---------------    ---------------
    Net decrease                   (375,934)   $    (7,407,425)          (261,333)   $    (4,198,167)
                                ===========    ===============    ===============    ===============

MID-CAP GROWTH PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       822,736    $     7,327,623          2,294,703    $    16,442,526
Shares issued as reinvestment
  of dividends
Shares redeemed                  (1,199,527)       (10,598,184)        (1,581,930)       (10,623,949)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)        (376,791)   $    (3,270,561)           712,773    $     5,818,577
                                ===========    ===============    ===============    ===============

MID-CAP VALUE PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       704,480    $     8,843,595            971,029    $    10,037,826
Shares issued as reinvestment
  of dividends                       16,065            200,105
Shares redeemed                    (793,513)        (9,904,594)          (782,464)        (7,342,972)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)         (72,968)   $      (860,894)           188,565    $     2,694,854
                                ===========    ===============    ===============    ===============

SMALL COMPANY PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       186,915    $     2,517,635            750,690    $     9,266,641
Shares issued as reinvestment
  of dividends
Shares redeemed                    (825,907)       (11,212,611)          (770,038)        (8,688,015)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)        (638,992)   $    (8,694,976)           (19,348)   $       578,626
                                ===========    ===============    ===============    ===============

SMALL-CAP VALUE PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       624,382    $     8,578,662          1,788,287    $    18,484,011
Shares issued as reinvestment
  of dividends                       73,960            985,283
Shares redeemed                    (587,651)        (8,033,749)          (782,892)        (8,639,617)
                                -----------    ---------------    ---------------    ---------------
    Net increase                    110,691    $     1,530,196          1,005,395    $     9,844,394
                                ===========    ===============    ===============    ===============

INTERNATIONAL EQUITY PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       815,333    $     7,516,523          2,584,308    $    17,756,165
Shares issued as reinvestment
  of dividends                       10,048             93,767             55,275            332,868
Shares redeemed                    (653,610)        (5,912,004)        (2,617,734)       (18,171,373)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)         171,771    $     1,698,286             21,849    $       (82,340)
                                ===========    ===============    ===============    ===============

WORLD GROWTH STOCK PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       138,209    $     3,206,626            124,904    $     2,280,153
Shares issued as reinvestment
  of dividends                       58,379          1,304,183            120,932          1,866,526
Shares redeemed                    (481,936)       (11,058,627)          (686,704)       (12,196,243)
                                -----------    ---------------    ---------------    ---------------
    Net decrease                   (285,348)   $    (6,547,818)          (440,868)   $    (8,049,564)
                                ===========    ===============    ===============    ===============

HIGH YIELD BOND PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                     1,047,986    $     8,332,677          2,390,861    $    17,961,093
Shares issued as reinvestment
  of dividends                      190,262          1,471,717            164,887          1,175,990
Shares redeemed                  (1,050,936)        (8,361,388)        (2,095,485)       (15,878,915)
                                -----------    ---------------    ---------------    ---------------
    Net increase                    187,312    $     1,443,006            460,263    $     3,258,168
                                ===========    ===============    ===============    ===============

BALANCED PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                       899,897    $    11,463,311            775,448    $     9,054,197
Shares issued as reinvestment
  of dividends                       97,998          1,225,457            131,817          1,450,671
Shares redeemed                  (1,258,151)       (15,909,871)          (771,525)        (8,855,816)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)        (260,256)   $    (3,221,103)           135,740    $     1,649,052
                                ===========    ===============    ===============    ===============

MONEY MARKET PORTFOLIO

                                          YEAR ENDED                          YEAR ENDED
                                      DECEMBER 31, 2004                   DECEMBER 31, 2003
                                --------------------------------------------------------------------
                                  SHARES           DOLLARS            SHARES             DOLLARS
                                  ------           -------            ------             -------
Shares issued                     4,861,571    $    52,052,669          7,439,502    $    79,969,113
Shares issued as reinvestment
  of dividends                       40,374            431,033             87,983            941,189
Shares redeemed                  (4,804,349)       (51,451,474)        (8,960,284)       (96,226,923)
                                -----------    ---------------    ---------------    ---------------
    Net increase (decrease)          97,596    $     1,032,228         (1,432,799)   $   (15,316,621)
                                ===========    ===============    ===============    ===============

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2004, the investment allocation by industry for the International Equity Portfolio was as follows:

                                            % OF
INDUSTRY                                 NET ASSETS
Banking                                    13.07%
Entertainment & Leisure                     8.50%
Lodging                                     6.10%
Multimedia                                  5.97%
Telecommunications - Wireless               5.87%
Retail Stores                               5.15%
Electronics - Semiconductors                4.40%
Beverages                                   3.99%
Telecommunications - Integrated             3.51%
Manufacturing                               3.42%
Pharmaceutical                              3.24%
Computer Software                           3.14%
Broadcasting                                2.61%
Telecommunications -
  Equipment & Services                      2.37%
Financial Services                          2.16%
Electronics                                 2.08%
Automotive Sales & Services                 2.04%
Motor Vehicle Manufacturing                 2.02%
Oil & Gas - Integrated                      2.00%
Other                                      13.82%
                                           -----
                                           95.46%
                                           =====

At December 31, 2004, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

                                            % OF
INDUSTRY                                 NET ASSETS
Banking                                     9.21%
Pharmaceutical                              8.12%
Insurance                                   6.82%
Telecommunications - Integrated             6.76%
Oil & Gas - Integrated                      6.07%
Chemicals                                   4.80%
Electronics                                 4.31%
Utilities - Electric & Gas                  4.16%
Food Products                               3.17%
Forest Products & Paper                     2.85%
Financial Services                          2.77%
Aerospace & Defense                         2.60%
Diversified Operations                      2.47%
Telecommunications - Wireless               2.34%
Computer Software                           2.18%
Broadcasting                                2.08%
Other                                      27.17%
                                           -----
                                           97.88%
                                           =====

NOTE H - ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may to some extent purchase certain restricted securities and limited amounts of illiquid securities. The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Portfolios do not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors. At December 31, 2004, the International Equity Portfolio held $878,448 or 2.17% of net assets, the High Yield Bond Portfolio held $4,823,141 or 20.66% of net assets, the Balanced Portfolio held $626,381 or 0.85% of net assets and the Money Market Portfolio held $7,007,731 or 11.86% of net assets in securities exempt from registration under Rule 144A of the Securities Act of 1933.

At December 31, 2004, the High Yield Bond Portfolio held $522,387 or 2.24% of net assets in illiquid securities under the Rule 144A exemption. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

NOTE I - EXPENSE EXAMPLE (UNAUDITED)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004, to December 31, 2004. ACTUAL EXPENSES - Table I
Table I below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Table II
Table II below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, Table II is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TABLE I - EXPENSE EXAMPLES BASED ON ACTUAL TOTAL RETURNS

                                                                                                               EXPENSES PAID
                                        ACTUAL TOTAL       BEGINNING          ENDING           ANNUALIZED       DURING THE
PORTFOLIO                                 RETURN         ACCOUNT VALUE     ACCOUNT VALUE     EXPENSE RATIOS       PERIOD*
Capital Growth                             2.56%          $     1,000        $    1,026          0.80%           $     4.07
Growth                                     7.96%                1,000             1,080          0.77%                 4.03
Strategic Growth                           7.34%                1,000             1,073          0.90%                 4.69
S&P 500 Index                              7.05%                1,000             1,071          0.28%                 1.46
S&P 500 Index (w/o reimbursement) **       7.05%                1,000             1,071          0.34%                 1.77
Value                                      8.66%                1,000             1,087          0.82%                 4.30
Mid-Cap Growth                             8.11%                1,000             1,081          1.09%                 5.70
Mid-Cap Value                              9.56%                1,000             1,096          1.18%                 6.22
Small Company                              3.80%                1,000             1,038          0.87%                 4.46
Small-Cap Value                            7.71%                1,000             1,077          1.40%                 7.31
International Equity                      11.32%                1,000             1,113          1.27%                 6.75
World Growth Stock                        13.73%                1,000             1,137          0.87%                 4.67
High Yield Bond                            8.28%                1,000             1,083          1.08%                 5.65
Balanced                                   8.00%                1,000             1,080          0.77%                 4.03
Money Market                               0.57%                1,000             1,006          0.58%                 2.92

TABLE II - HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

                                                                                                               EXPENSES PAID
                               HYPOTHETICAL ANNUALIZED    BEGINNING          ENDING          ANNUALIZED         DURING THE
PORTFOLIO                           TOTAL RETURN        ACCOUNT VALUE     ACCOUNT VALUE    EXPENSE RATIOS         PERIOD*
Capital Growth                          5.00%          $         1,000   $         1,021       0.80%          $       4.06
Growth                                  5.00%                    1,000             1,021       0.77%                  3.91
Strategic Growth                        5.00%                    1,000             1,021       0.90%                  4.57
S&P 500 Index                           5.00%                    1,000             1,024       0.28%                  1.42
S&P 500 Index (w/o reimbursement) **    5.00%                    1,000             1,023       0.34%                  1.73
Value                                   5.00%                    1,000             1,021       0.82%                  4.17
Mid-Cap Growth                          5.00%                    1,000             1,020       1.09%                  5.53
Mid-Cap Value                           5.00%                    1,000             1,018       1.18%                  5.99
Small Company                           5.00%                    1,000             1,021       0.87%                  4.42
Small-Cap Value                         5.00%                    1,000             1,018       1.40%                  7.10
International Equity                    5.00%                    1,000             1,019       1.27%                  6.44
World Growth Stock                      5.00%                    1,000             1,021       0.87%                  4.42
High Yield Bond                         5.00%                    1,000             1,020       1.08%                  5.48
Balanced                                5.00%                    1,000             1,021       0.77%                  3.91
Money Market                            5.00%                    1,000             1,022       0.58%                  2.95

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 days (to reflect the one-half-year period).
** Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
JEFFERSON PILOT VARIABLE FUND, INC.

   We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Capital Growth, Growth, Strategic Growth (formerly Emerging Growth), S&P 500 Index, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, World Growth Stock, High Yield Bond, Balanced, and Money Market Portfolios) (the Fund) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

                             MANAGEMENT OF THE FUND

                      FOR THE YEAR ENDED DECEMBER 31, 2004

MANAGEMENT OF THE FUND (UNAUDITED)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); and the Fund's principal underwriter and distributor, Jefferson Pilot Variable Corp. ("JPVC").

NAME, AGE                                                LENGTH OF
AND ADDRESS                   POSITION(S)                SERVICE       PRINCIPAL OCCUPATIONS
-----------                   -----------                -------       ---------------------
Ronald Angarella (46)         President and              9 Years       Sr. Vice President, JP, JPF, JPLA; President and Director,
One Granite Place             Director                                 JPIA and JPVC; Chairman and Director, Jefferson Pilot
Concord, NH 03301                                                      Securities Corp. and Hampshire Funding, Inc.

Charles C. Cornelio (45)      Vice President             12 Years      Executive Vice President, JP, JPF, and JPLA;
One Granite Place             and General Counsel                      Director, Jefferson Pilot Securities Corp.;
Concord, NH 03301                                                      Vice President, Hampshire Funding, Inc.

W. Thomas Boulter (59)        Chief Compliance Officer   Less than     Vice President and Chief Compliance Officer, JPSC, JPVC,
One Granite Place                                        1 Year        Allied Professional Advisors and Polaris Financial Services.
Concord, NH 03301

Craig D. Moreshead (36)       Secretary                  6 Years       Associate Counsel for JPF; Secretary, JPIA and JPVC;
One Granite Place                                                      Assistant Secretary, Allied Professional Advisors, Inc.
Concord, NH 03301

John A. Weston (45)           Treasurer                  12 Years      Vice President, JP, JPF and JPLA; Treasurer and Chief
One Granite Place                                                      Financial Officer, JPVC; Treasurer, JPIA, Jefferson Pilot
Concord, NH 03301                                                      Securities Corp. and Hampshire Funding, Inc.

Alicia K. DuBois (45)         Assistant Treasurer        3 Years       Assistant Treasurer, JPIA; Senior Mutual Fund Manager,
One Granite Place                                                      JPF; formerly Mutual Fund Accounting Manager and Mutual
Concord, NH 03301                                                      Fund Analyst, JPF

Michael D. Coughlin (62)      Director                   15 Years      Owner, Michael D. Coughlin Associates (general
One Granite Place                                                      management consulting); formerly President of
Concord, NH 03301                                                      Concord Litho Company, Inc. (printing company)

Elizabeth S. Hager (60)       Director                   15 Years      State Representative, State of New Hampshire;
5 Pleasant View                                                        Executive Director, United Way
Concord, NH 03301

Frank Nesvet (61)             Director                   1 Year        Chief Executive Officer, Libra Group (Consulting and Interim
One Granite Place                                                      Management Solutions); Independent Trustee and Chairman
Concord, NH 03301                                                      of the Audit Committee, streetTRACKS(R)Series Trust
                                                                       (Registered Investment Company)

Thomas D. Rath (59)           Director                   7 Years       Managing partner, Rath, Young, Pignatelli, P.A.
One Capital Plaza
P.O. Box 1500
Concord, NH 03302

Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin, Ms. Hager, Mr. Nesvet and Mr. Rath are members of the Audit Committee; and Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

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INFORMATION ON PROXY VOTING

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648. It is also available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-258-3648 and on Jefferson Pilot Financial's website www.jpfinancial.com.

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Item 2 - CODE OF ETHICS

   (a) Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the Registrant has adopted a Code of Ethics which applies to the Principal Executive Officer ("President") and Principal Financial Officer ("Treasurer").
   (b) Not applicable.
   (c) The Code of Ethics was amended effective November 17, 2004, for the purpose of complying with new requirements under Rule 204A-1 of the Advisers Act and Rule 17j-1 of the Investment Company Act.
   (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.
   (e) Not applicable.
   (f) The Code of Ethics is included as an Exhibit to this filing.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT
       The Registrant's Board of Directors has determined that Frank Nesvet meets the criteria of "audit committee financial expert". This audit committee member is "independent", or not an "interested person", of the Fund (as defined in Section 2(a)(19) of the Investment

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       Company Act of 1940) and he receives no additional compensation other than in his capacity as a member of the Fund's Board of Directors.
       An audit committee financial expert is not an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an audit committee financial expert. Further, the designation of a person as an audit committee financial expert does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without such designation or identification. Similarly, the designation of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES
       a) AUDIT FEES - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $120,000 for each of the past two years.
       b) AUDIT-RELATED FEES - There were no amounts billed for audit-related fees over the past two years.
       c) TAX FEES - The Registrant was billed by the principal accountant $28,000 and $31,500 in 2004 and 2003, respectively, for tax return preparation.
       d) ALL OTHER FEES - There were no additional fees paid for audit and non-audit services other than those disclosed in a) through c) above.
       e) (1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.
       e) (2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.
       f) Not applicable. (DISCLOSURE REQUIRED IF ITEM 4 E)(2) EXCEEDS 50%)
       g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years.
       h) Not applicable. (DETERMINATION OF AUDITOR INDEPENDENCE WOULD BE REQUIRED IF FEES WERE DISCLOSED IN ITEM 4 G).)

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS
       Not applicable.

Item 6 - SCHEDULE OF INVESTMENTS
       A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
       This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

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       This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
       The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant's Board.

Item 10 - CONTROLS & PROCEDURES
       a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant was recorded, processed, summarized, and reported timely.
       b) The Registrant's President and Treasurer are aware of no change in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11 - EXHIBITS
       a) (1) Code of Ethics
          (2) Separate certifications by the President and Treasurer pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.
          (3) This disclosure is not applicable to the Registrant, as it is an open-end investment company. b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.

By     \s\ Ronald Angarella
       --------------------
       Ronald Angarella
       President
Date:  February 17, 2005

By     \s\ John A. Weston
       -------------------
       John A. Weston
       Treasurer
Date:  February 17, 2005